                                                             APRIL 30, 2007

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). The Income Annuities are no longer available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

INCOME ANNUITIES
AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  SIMPLE IRA
     --  SEP IRA

A WORD ABOUT
INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk.
You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                              LEGG MASON VALUE EQUITY
  AMERICAN FUNDS GLOBAL SMALL                      LEHMAN BROTHERS(R) AGGREGATE BOND
    CAPITALIZATION                                 INDEX
  AMERICAN FUNDS GROWTH                            LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME                     LORD ABBETT BOND DEBENTURE
  BLACKROCK AGGRESSIVE GROWTH                      MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK BOND INCOME                            MFS(R) TOTAL RETURN
  BLACKROCK DIVERSIFIED                            MET/AIM SMALL CAP GROWTH
  BLACKROCK LARGE-CAP CORE   (FORMERLY,            METLIFE MID CAP STOCK INDEX
  BLACKROCK INVESTMENT TRUST)                      METLIFE STOCK INDEX
  BLACKROCK LARGE CAP VALUE                        MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LEGACY LARGE CAP GROWTH                NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK STRATEGIC VALUE                        NEUBERGER BERMAN REAL ESTATE
  DAVIS VENTURE VALUE                              OPPENHEIMER CAPITAL APPRECIATION
  FI INTERNATIONAL STOCK                           OPPENHEIMER GLOBAL EQUITY
  FI LARGE CAP                                     PIMCO INFLATION PROTECTED BOND
  FI MID CAP OPPORTUNITIES                         PIMCO TOTAL RETURN
  FI VALUE LEADERS                                 RCM TECHNOLOGY
  FRANKLIN TEMPLETON SMALL CAP                       (FORMERLY, RCM GLOBAL
    GROWTH                                         TECHNOLOGY)
  HARRIS OAKMARK FOCUSED VALUE                     RUSSELL 2000(R) INDEX
  HARRIS OAKMARK INTERNATIONAL                     T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE                   T. ROWE PRICE MID-CAP GROWTH
  JANUS FORTY                                      T. ROWE PRICE SMALL CAP GROWTH
  JENNISON GROWTH                                  WESTERN ASSET MANAGEMENT STRATEGIC
  LAZARD MID-CAP                                   BOND
  LEGG MASON PARTNERS AGGRESSIVE GROWTH              OPPORTUNITIES
    (FORMERLY, JANUS AGGRESSIVE GROWTH)            WESTERN ASSET MANAGEMENT U.S.
                                                   GOVERNMENT



                              ASSET ALLOCATION PORTFOLIOS
  METLIFE AGGRESSIVE ALLOCATION                    METLIFE MODERATE ALLOCATION
  METLIFE CONSERVATIVE ALLOCATION                  METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE                   ALLOCATION
    ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF                   CYCLICAL GROWTH ETF


HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-72 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.
This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

                                 (METLIFE LOGO)

TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  A-PPA-4
TABLE OF EXPENSES..................... .....................  A-PPA-6
ACCUMULATION UNIT VALUES TABLE............... ..............  A-PPA-13
METLIFE.......................... ..........................  A-PPA-14
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  A-PPA-14
VARIABLE ANNUITIES..................... ....................  A-PPA-14
   A Deferred Annuity.......................................  A-PPA-15
   An Income Annuity........................................  A-PPA-15
YOUR INVESTMENT CHOICES.................. ..................  A-PPA-15
   Certain Payments We Receive with Regard to the
     Portfolios.............................................  A-PPA-18
DEFERRED ANNUITIES..................... ....................  A-PPA-19
   The Deferred Annuity and Your Retirement Plan............  A-PPA-19
   Automated Investment Strategies..........................  A-PPA-20
   Purchase Payments........................................  A-PPA-21
      Allocation of Purchase Payments.......................  A-PPA-21
      Automated Purchase Payments...........................  A-PPA-21
      Electronic Applications...............................  A-PPA-21
      Limits on Purchase Payments...........................  A-PPA-22
   The Value of Your Investment.............................  A-PPA-22
   Transfers................................................  A-PPA-23
   Access to Your Money.....................................  A-PPA-25
      Systematic Withdrawal Program.........................  A-PPA-25
      Minimum Distribution..................................  A-PPA-27
   Contract Fee.............................................  A-PPA-27
   Charges..................................................  A-PPA-27
      Insurance-Related Charge..............................  A-PPA-27
      Investment-Related Charge.............................  A-PPA-28
   Premium and Other Taxes..................................  A-PPA-28
   Early Withdrawal Charges.................................  A-PPA-28
      When No Early Withdrawal Charge Applies...............  A-PPA-29
      When A Different Early Withdrawal Charge May Apply....  A-PPA-30
   Free Look................................................  A-PPA-30
   Death Benefit............................................  A-PPA-31
   Pay-out Options (or Income Options)......................  A-PPA-32
INCOME ANNUITIES...................... .....................  A-PPA-32
   Income Payment Types.....................................  A-PPA-33
   Minimum Size of Your Purchase Payment....................  A-PPA-34
   Allocation...............................................  A-PPA-34
   The Value of Your Income Payments........................  A-PPA-35

A-PPA- 2

   Reallocations............................................  A-PPA-36
   Contract Fee.............................................  A-PPA-39
   Charges..................................................  A-PPA-39
      Insurance-Related or Separate Account Charge..........  A-PPA-40
      Investment-Related Charge.............................  A-PPA-40
   Premium and Other Taxes..................................  A-PPA-40
   Free Look................................................  A-PPA-40
GENERAL INFORMATION.................... ....................  A-PPA-41
   Administration...........................................  A-PPA-41
      Purchase Payments.....................................  A-PPA-41
      Confirming Transactions...............................  A-PPA-41
      Processing Transactions...............................  A-PPA-42
        By Telephone or Internet............................  A-PPA-42
        After Your Death....................................  A-PPA-42
        Misstatement........................................  A-PPA-43
        Third Party Requests................................  A-PPA-43
        Valuation -- Suspension of Payments.................  A-PPA-43
   Advertising Performance..................................  A-PPA-43
   Changes to Your Deferred Annuity or Income Annuity.......  A-PPA-45
   Voting Rights............................................  A-PPA-45
   Who Sells the Deferred Annuities and Income Annuities....  A-PPA-46
   Financial Statements.....................................  A-PPA-48
   When We Can Cancel Your Deferred Annuity or Income
     Annuity................................................  A-PPA-48
INCOME TAXES........................ .......................  A-PPA-48
LEGAL PROCEEDING...................... .....................  A-PPA-58
APPENDIX A PREMIUM TAX TABLE................ ...............  A-PPA-59
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT
  DIVISION......................... ........................  A-PPA-60
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES....... ......  A-PPA-71
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................  A-PPA-72

The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                                                        A-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

A-PPA- 4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.

                                                                        A-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase)(1)..............................................    Up to 7%
   Exchange Fee for Deferred Annuities......................        None
   Surrender Fee for Deferred Annuities.....................        None
   Income Annuity Contract Fee(2)...........................        $350
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1........................................................       7%
   2........................................................       6%
   3........................................................       5%
   4........................................................       4%
   5........................................................       3%
   6........................................................       2%
   7........................................................       1%
   Thereafter...............................................       0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS. WE ARE CURRENTLY WAIVING THIS CHARGE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities(3)...................................................     None
Separate Account Charge (as a percentage of your average account value)(4)
   General Administrative Expenses Charge.......................................................     .50%
   Mortality and Expense Risk Charge............................................................     .75%
   Total Separate Account Annual Charge(4)..............  Current and Maximum Guaranteed Charge:    1.25%

3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of

A-PPA- 6
the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.08%
   After Waiver and/or Reimbursement of Expenses (5)(6).........        0.29%     1.08%

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                 PORTFOLIO                         PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
                 ---------                         ------------------------               -----------------------
METLIFE STOCK INDEX PORTFOLIO                                                0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO            0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                              0.60 OF THE EXCESS OVER $50 MILLION    0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                                        0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                  0.90 OF THE FIRST $500 MILLION         0.85 OF THE FIRST $500 MILLION
                                             0.85 OF THE EXCESS OVER $500 MILLION   0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                                                    0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                                             0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                                      0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO                      0.40 OF THE FIRST $1 BILLION           0.40 OF THE FIRST $1 BILLION
                                                      0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                                      0.30 OF THE NEXT $1 BILLION            0.30 OF THE NEXT $1 BILLION
                                               0.25 OF THE EXCESS OVER $3 BILLION     0.25 OF THE EXCESS OVER $3 BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        A-PPA- 7

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(16)........     0.44      0.00         0.07             0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................     0.70      0.15         0.11             0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................     0.73      0.15         0.07             0.95
BlackRock Strategic Value Portfolio(16)....     0.82      0.00         0.06             0.88
Davis Venture Value Portfolio..............     0.71      0.00         0.04             0.75
FI International Stock Portfolio(15).......     0.85      0.00         0.13             0.98
FI Large Cap Portfolio (Class E)(24)(26)...     0.78      0.15         0.06             0.99
FI Mid Cap Opportunities Portfolio(14).....     0.68      0.00         0.06             0.74
FI Value Leaders Portfolio (Class E)(24)...     0.64      0.15         0.07             0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................     0.90      0.00         0.15             1.05
Harris Oakmark Focused Value Portfolio.....     0.72      0.00         0.05             0.77
Harris Oakmark Large Cap Value Portfolio...     0.72      0.00         0.06             0.78
Jennison Growth Portfolio(17)..............     0.63      0.00         0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.00         0.07             0.97
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................     0.53      0.15         0.05             0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.00         0.07             0.33
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(6)(33).........................     0.30      0.00         0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(26)............................     0.65      0.00         0.06             0.71
Oppenheimer Global Equity Portfolio(18)....     0.53      0.00         0.09             0.62
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.00         0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.00         0.07             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............     0.63      0.00         0.07             0.70
Western Asset Management U.S. Government
  Portfolio(21)............................     0.50      0.00         0.07             0.57

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................       0.01           0.45
BlackRock Diversified Portfolio(16)........       0.00           0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................       0.00           0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................       0.00           0.95
BlackRock Strategic Value Portfolio(16)....       0.00           0.88
Davis Venture Value Portfolio..............       0.00           0.75
FI International Stock Portfolio(15).......       0.00           0.98
FI Large Cap Portfolio (Class E)(24)(26)...       0.00           0.99
FI Mid Cap Opportunities Portfolio(14).....       0.00           0.74
FI Value Leaders Portfolio (Class E)(24)...       0.00           0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................       0.00           1.05
Harris Oakmark Focused Value Portfolio.....       0.00           0.77
Harris Oakmark Large Cap Value Portfolio...       0.00           0.78
Jennison Growth Portfolio(17)..............       0.00           0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Loomis Sayles Small Cap Portfolio(6).......       0.05           0.92
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................       0.00           0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01           0.32
MetLife Stock Index Portfolio(6)...........       0.01           0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(33).........................       0.01           0.44
Neuberger Berman Mid Cap Value
  Portfolio(26)............................       0.00           0.71
Oppenheimer Global Equity Portfolio(18)....       0.00           0.62
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00           0.68
T. Rowe Price Small Cap Growth Portfolio...       0.00           0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............       0.00           0.70
Western Asset Management U.S. Government
  Portfolio(21)............................       0.00           0.57

A-PPA- 8


                                                                  B              A+B=C
                                                   A        OTHER EXPENSES   TOTAL EXPENSES
                                               MANAGEMENT       BEFORE       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS(20)                   FEES      REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)...............................     0.10           0.09             0.19
MetLife Conservative to Moderate Allocation
  Portfolio(6)...............................     0.10           0.02             0.12
MetLife Moderate Allocation Portfolio(6).....     0.10           0.01             0.11
MetLife Moderate to Aggressive Allocation
  Portfolio(6)...............................     0.10           0.01             0.11
MetLife Aggressive Allocation Portfolio(6)...     0.10           0.07             0.17

                                                                         C-D=E            NET TOTAL ANNUAL
                                                                   NET TOTAL ANNUAL      EXPENSES INCLUDING
                                                       D               EXPENSES            ESTIMATED NET
                                                    WAIVER/          AFTER WAIVER/          EXPENSES OF
ASSET ALLOCATION PORTFOLIOS(20)                  REIMBURSEMENT       REIMBURSEMENT        UNDERLYING FUNDS
---------------------------------------------  --------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)...............................        0.09                0.10                   0.71
MetLife Conservative to Moderate Allocation
  Portfolio(6)...............................        0.02                0.10                   0.75
MetLife Moderate Allocation Portfolio(6).....        0.01                0.10                   0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6)...............................        0.01                0.10                   0.85
MetLife Aggressive Allocation Portfolio(6)...        0.07                0.10                   0.85

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(16)(30)(27)(32)................     0.63      0.00         0.22             0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................     0.78      0.15         0.13             1.06
Janus Forty Portfolio (Class
  E)(8)(30)(24)............................     0.65      0.15         0.06             0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................     0.70      0.15         0.06             0.91
Legg Mason Partners Aggressive Growth
  Portfolio(16)(31)(28)(12)................     0.63      0.00         0.09             0.72
Legg Mason Value Equity
  Portfolio(13)(26)(25)....................     0.64      0.00         0.08             0.72
Lord Abbett Bond Debenture Portfolio(9)....     0.50      0.00         0.04             0.54
MFS(R) Research International Portfolio....     0.72      0.00         0.14             0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(31)(24)...............................     0.87      0.15         0.06             1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................     0.64      0.15         0.04             0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(31)(24)........................     0.57      0.15         0.05             0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................     0.50      0.15         0.07             0.72
PIMCO Total Return Portfolio...............     0.50      0.00         0.05             0.55
RCM Technology Portfolio(19)(25)(31)(29)...     0.88      0.00         0.14             1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................     0.75      0.00         0.04             0.79

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Large-Cap Core
  Portfolio(16)(30)(27)(32)................       0.00           0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................       0.00           1.06
Janus Forty Portfolio (Class
  E)(8)(30)(24)............................       0.00           0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................       0.00           0.91
Legg Mason Partners Aggressive Growth
  Portfolio(16)(31)(28)(12)................       0.00           0.72
Legg Mason Value Equity
  Portfolio(13)(26)(25)....................       0.00           0.72
Lord Abbett Bond Debenture Portfolio(9)....       0.00           0.54
MFS(R) Research International Portfolio....       0.00           0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(31)(24)...............................       0.00           1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................       0.00           0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(31)(24)........................       0.00           0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................       0.00           0.72
PIMCO Total Return Portfolio...............       0.00           0.55
RCM Technology Portfolio(19)(25)(31)(29)...       0.00           1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................       0.00           0.79

                                               A          B
                                           MANAGEMENT   12b-1         C             A+B+C=D
EXCHANGE-TRADED FUNDS PORTFOLIOS(23)          FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES
-----------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................     0.45      0.15         0.16             0.76
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................     0.45      0.15         0.14             0.74

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                                                       ESTIMATED NET
                                                   E                 D-E=F              EXPENSES OF
                                                WAIVER/            NET TOTAL             UNDERLYING
EXCHANGE-TRADED FUNDS PORTFOLIOS(23)         REIMBURSEMENT      ANNUAL EXPENSES          PORTFOLIOS
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................        0.06                0.70                   0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................        0.04                0.70                   0.94

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(24)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(24)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Bond Portfolio..............       0.00           0.67
American Funds Global Small Capitalization
  Portfolio................................       0.00           1.02
American Funds Growth Portfolio............       0.00           0.59
American Funds Growth-Income Portfolio.....       0.00           0.53

                                                                        A-PPA- 9

7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

8 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

14 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

15 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.

20 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

21 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

22 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

A-PPA- 10

23 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS: 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO, AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

24 EACH OF THE AMERICAN FUNDS METROPOLITAN FUND AND MET INVESTORS FUND HAS
   ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

25 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
BLACKROCK LARGE CAP VALUE                                        0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                              0.03
LEGG MASON VALUE EQUITY                                          0.02
RCM TECHNOLOGY                                                   0.04

26 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

27 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

28 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

29 RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED
   RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

32 THIS IS A NEW SHARE CLASS FOR THIS PORTFOLIO. OPERATING EXPENSES ARE
   ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THE PORTFOLIO.

33 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXPENSES," WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                       A-PPA- 11

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $884         $1,216         $1,542         $2,654
Minimum...................................................      $811         $  989         $1,143         $1,839

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $236         $726          $1,242         $2,654
Minimum....................................................      $158         $489          $  843         $1,839

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $586         $1,076         $1,592         $3,004
Minimum...................................................      $508         $  839         $1,193         $2,189

A-PPA- 12

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

                                                                       A-PPA- 13

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife Companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A-PPA- 14

The group Deferred Annuities and group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Value Leaders, Met/AIM Small Cap Growth, Lazard Mid-Cap, Harris Oakmark International, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value, FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF and Janus Forty, which are all Class E.

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and

                                                                       A-PPA- 15
management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital

A-PPA- 16

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index ("S&P Mid-Cap 400
                                                  Index")
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
        EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other

                                                                       A-PPA- 17
investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the

A-PPA- 18

Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *  Non-Qualified

    *  Traditional IRAs (Individual Retirement Annuities)

    *  Roth IRAs (Roth Individual Retirement Annuities)

    * SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

    *  SEPs (Simplified Employee Pensions)

These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example,

                                                                       A-PPA- 19
limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

A-PPA- 20

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, purchase payments through debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.

ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

   If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

                                                                       A-PPA- 21

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws;

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

A-PPA- 22

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a

                                                                       A-PPA- 23
transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation programs described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the

A-PPA- 24
contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal

                                                                       A-PPA- 25
portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be take out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract

A-PPA- 26

Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

                                                                       A-PPA- 27

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

A-PPA- 28

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                  During Purchase Payment Year
    Year         1    2    3    4    5    6    7   8 & Later
    Percentage  7%   6%   5%   4%   3%   2%   1%      0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

                                                                       A-PPA- 29

* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*  Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

              During Purchase Payment Year
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:

                   After the Transfer
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in

A-PPA- 30
writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contractholders who are interested in receiving more information about the exchange offer should contact their representative.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

                                                                       A-PPA- 31

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred

A-PPA- 32

Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified                     *  Roth IRA                          *  SIMPLE IRA
*  Traditional IRA                   *  SEP IRA

If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, ROTH IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

*  Many times, the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.

When deciding how to receive income, consider:

*  The amount of income you need;

*  The amount you expect to receive from other sources;

*  The growth potential of other investments; and

*  How long you would like your income to last.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

                                                                       A-PPA- 33

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

A-PPA- 34

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

                                                                       A-PPA- 35

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS


You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment divisions from which you want the income payment to be reallocated; and

* The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

A-PPA- 36

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and

                                                                       A-PPA- 37
size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be

A-PPA- 38
more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE
Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

                                                                       A-PPA- 39

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

A-PPA- 40

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

                                                                       A-PPA- 41

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue

A-PPA- 42
making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age or sex of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

                                                                       A-PPA- 43

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

A-PPA- 44

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

                                                                       A-PPA- 45

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales

A-PPA- 46
representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

The business unit responsible for the operation of our distribution system is also paid.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on

                                                                       A-PPA- 47
assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

A-PPA- 48

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.


Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

                                                                       A-PPA- 49

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                     Type of Contract
                                         ----------------------------------------
                                           Non-              Trad.           Roth           SIMPLE
                                         Qualified            IRA            IRA             IRA*            SEP
                                         ---------           -----           ----           ------           ---
In a series of substantially
equal payments made annually
(or more frequently) for life
or life expectancy (SEPP)                    x                 x              x               x               x
After you die                                x                 x              x               x               x
After you become totally
disabled (as defined in the
Code)                                        x                 x              x               x               x
To pay deductible medical
expenses                                                       x              x               x               x
To pay medical insurance
premiums if you are unemployed                                 x              x               x               x
For qualified higher education
expenses, or                                                   x              x               x               x
For qualified first time home
purchases up to $10,000                                        x              x               x               x
After December 31, 1999 for
IRS levies                                                     x              x               x               x
Certain immediate income
annuities providing a series
of substantially equal
periodic payments made
annually (or more frequently)
over the specified payment
period                                       x
(*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)
AND

INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. Guaranteed Withdrawal Benefit and the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

A-PPA- 50

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals

                                                                       A-PPA- 51
are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

A-PPA- 52

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

                                                                       A-PPA- 53

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPs]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working

A-PPA- 54
spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

* Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

*  Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

                                                                       A-PPA- 55

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

Rollovers into Your SIMPLE IRA. You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.

Rollovers from Your SIMPLE IRA. Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).


A-PPA- 56

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

                                                                       A-PPA- 57

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.


DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

A-PPA- 58

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                                      IRA, SIMPLE IRA
                                                                  Non-Qualified       and SEP Deferred
                                                                Deferred Annuities     Annuities and
                                                                    and Income        Qualified Income
                                                                    Annuities           Annuities(1)
                                                                ------------------    ----------------
California..................................................           2.35%                0.5%(2)
Maine.......................................................            2.0%                 --
Nevada......................................................            3.5%                 --
Puerto Rico(3)..............................................            3.0%                3.0%
South Dakota................................................           1.25%                 --
West Virginia...............................................            1.0%                1.0%
Wyoming.....................................................            1.0%                 --

----------------

1 PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."

2 WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

3  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.

                                                                       A-PPA- 59

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Division(n)...............         2006              $ 15.03              $ 15.80                 836

American Funds Global Small Capitalization
  Division(h).................................         2001                14.94                13.62                 549
                                                       2002                13.62                10.89               1,291
                                                       2003                10.89                16.52               2,335
                                                       2004                16.52                19.72               3,455
                                                       2005                19.72                24.41               4,904
                                                       2006                24.41                29.92               5,888

American Funds Growth Division(h).............         2001               138.68               118.11                 382
                                                       2002               118.11                88.12                 925
                                                       2003                88.12               119.07               1,483
                                                       2004               119.07               132.29               1,843
                                                       2005               132.29               151.82               2,086
                                                       2006               151.82               165.27               2,172

American Funds Growth-Income Division(h)......         2001                90.87                87.85                 403
                                                       2002                87.85                70.84               1,163
                                                       2003                70.84                92.66               1,753
                                                       2004                92.66               101.01               2,228
                                                       2005               101.01               105.58               2,335
                                                       2006               105.58               120.14               2,349

BlackRock Aggressive Growth Division..........         1997                23.77                25.04              43,365
                                                       1998                25.04                28.12              38,969
                                                       1999                28.12                37.00              31,947
                                                       2000                37.00                33.76              33,047
                                                       2001                33.76                25.42              31,088
                                                       2002                25.42                17.89              27,173
                                                       2003                17.89                24.88              25,242
                                                       2004                24.88                27.76              22,464
                                                       2005                27.76                30.35              19,758
                                                       2006                30.35                31.99              17,109

A-PPA- 60

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c).............         1997              $ 16.49              $ 17.89              16,306
                                                       1998                17.89                19.33              20,059
                                                       1999                19.33                18.65              18,530
                                                       2000                18.65                20.49              16,395
                                                       2001                20.49                21.92              18,444
                                                       2002                21.92                23.45              17,572
                                                       2003                23.45                24.52              15,375
                                                       2004                24.52                25.29              13,470
                                                       2005                25.29                25.58              12,152
                                                       2006                25.58                26.38              10,383

BlackRock Diversified Division................         1997                19.22                22.89              62,601
                                                       1998                22.89                27.04              73,899
                                                       1999                27.04                29.04              75,121
                                                       2000                29.04                28.98              75,252
                                                       2001                28.98                26.80              66,376
                                                       2002                26.80                22.80              53,835
                                                       2003                22.80                27.15              48,137
                                                       2004                27.15                29.10              42,486
                                                       2005                29.10                29.62              36,979
                                                       2006                29.62                32.33              31,232

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................         1997                21.37                27.09              60,108
                                                       1998                27.09                34.30              64,044
                                                       1999                34.30                40.13              64,028
                                                       2000                40.13                37.19              62,978
                                                       2001                37.19                30.48              57,299
                                                       2002                30.48                22.24              47,428
                                                       2003                22.24                28.61              42,944
                                                       2004                28.61                31.32              37,879
                                                       2005                31.32                32.05              13,015
                                                       2006                32.05                36.12              27,458

BlackRock Large Cap Value Division -- Class
  E(f)........................................         2002                10.00                 7.93                 283
                                                       2003                 7.93                10.60                 856
                                                       2004                10.60                11.87               1,486
                                                       2005                11.87                12.39               1,365
                                                       2006                12.39                14.59               3,032

                                                                       A-PPA- 61

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................         2004              $ 10.07              $ 11.06                 130
                                                       2005                11.06                11.67                 247
                                                       2006                11.67                11.99                 399

BlackRock Strategic Value Division(a).........         2000                10.00                12.24               4,095
                                                       2001                12.24                14.03              14,485
                                                       2002                14.03                10.90              18,439
                                                       2003                10.90                16.16              18,573
                                                       2004                16.16                18.41              18,477
                                                       2005                18.41                18.94              16,020
                                                       2006                18.94                21.84              13,598

Cyclical Growth ETF Division(n)...............         2006                10.73                11.45                  91

Cyclical Growth & Income ETF Division(n)......         2006                10.52                11.19                  88

Davis Venture Value Division(a)...............         2000                30.19                30.79                 916
                                                       2001                30.79                27.01               2,072
                                                       2002                27.01                22.31               2,269
                                                       2003                22.31                28.84               2,514
                                                       2004                28.84                32.01               3,050
                                                       2005                32.01                34.87               3,698
                                                       2006                34.87                39.46               3,990

FI International Stock Division...............         1997                13.76                13.27              15,866
                                                       1998                13.27                16.07              14,327
                                                       1999                16.07                18.48              13,055
                                                       2000                18.48                16.41              13,978
                                                       2001                16.41                12.87              13,983
                                                       2002                12.87                10.48              13,034
                                                       2003                10.48                13.26              11,724
                                                       2004                13.26                15.48              10,579
                                                       2005                15.48                18.04               9,744
                                                       2006                18.04                20.76               9,148

A-PPA- 62

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
FI Large Cap Division(n)......................         2006              $ 17.52              $ 17.75                  45

FI Mid Cap Opportunities Division(b)(j).......         1997                10.00                12.68               7,417
                                                       1998                12.68                17.19              19,025
                                                       1999                17.19                37.85              44,078
                                                       2000                37.85                25.71              57,544
                                                       2001                25.71                15.91              52,016
                                                       2002                15.91                11.16              42,960
                                                       2003                11.16                14.83              38,319
                                                       2004                14.83                17.16              34,048
                                                       2005                17.16                18.13              29,769
                                                       2006                18.13                20.03              25,415

FI Value Leaders Division -- Class E(f).......         2002                23.06                19.03                  40
                                                       2003                19.03                23.83                 175
                                                       2004                23.83                26.72                 294
                                                       2005                26.72                29.18                 561
                                                       2006                29.18                32.21                 728

Franklin Templeton Small Cap Growth
  Division(h).................................         2001                10.00                 8.80                 769
                                                       2002                 8.80                 6.27               1,420
                                                       2003                 6.27                 8.98               2,000
                                                       2004                 8.98                 9.88               1,935
                                                       2005                 9.88                10.22               1,816
                                                       2006                10.22                11.10               1,738

Harris Oakmark Focused Value Division(h)......         2001                23.96                26.80               2,799
                                                       2002                26.80                24.13               5,043
                                                       2003                24.13                31.61               5,303
                                                       2004                31.61                34.32               5,348
                                                       2005                34.32                37.28               5,416
                                                       2006                37.28                41.41               4,400

Harris Oakmark International Division -- Class
  E(f)........................................         2002                10.60                 8.85                  42
                                                       2003                 8.85                11.82                 594
                                                       2004                11.82                14.09               1,793
                                                       2005                14.09                15.90               3,247
                                                       2006                15.90                20.26               4,690

                                                                       A-PPA- 63

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division(e)....         1998              $ 10.00              $  9.71                 385
                                                       1999                 9.71                 8.93               3,630
                                                       2000                 8.93                 9.91               4,947
                                                       2001                 9.91                11.59              16,421
                                                       2002                11.59                 9.83              19,478
                                                       2003                 9.83                12.18              18,730
                                                       2004                12.18                13.40              18,015
                                                       2005                13.40                13.05              16,233
                                                       2006                13.05                15.23              13,096

Jennison Growth Division......................         2005                 4.12                 4.98               5,029
                                                       2006                 4.98                 5.05               4,487

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................         2000                 9.81                 7.24               2,554
                                                       2001                 7.24                 4.94               5,531
                                                       2002                 4.94                 3.47               5,941
                                                       2003                 3.47                 4.31               6,162
                                                       2004                 4.31                 4.47               5,450
                                                       2005                 4.47                 4.08               2,161

Lazard Mid Cap Division -- Class E(f).........         2002                11.41                 9.70                 341
                                                       2003                 9.70                12.10                 799
                                                       2004                12.10                13.68                 970
                                                       2005                13.68                14.62               1,005
                                                       2006                14.62                16.57                 995

Legg Mason Partners Aggressive Growth
  (formerly Janus Aggressive Growth)(g)(h)....         2001                10.03                 7.78               1,020
                                                       2002                 7.78                 5.33               1,506
                                                       2003                 5.33                 6.82               1,648
                                                       2004                 6.82                 7.33               1,574
                                                       2005                 7.33                 8.24                 600
                                                       2006                 8.24                 8.01               1,614

Legg Mason Value Equity Division..............         2006                 9.61                10.33               1,119

A-PPA- 64

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity (formerly MFS
  Investors Trust Division)(l)................         2001              $  9.39              $  8.35                 493
                                                       2002                 8.35                 6.58                 795
                                                       2003                 6.58                 7.92                 847
                                                       2004                 7.92                 8.71               1,131
                                                       2005                 8.71                 9.22               1,085
                                                       2006                 9.22                 9.66               1,085

Lehman Brothers(R) Aggregate Bond
  Division(e).................................         1998                10.00                10.11                 793
                                                       1999                10.11                 9.85               7,736
                                                       2000                 9.85                10.84              11,151
                                                       2001                10.84                11.51              17,518
                                                       2002                11.51                12.53              20,055
                                                       2003                12.53                12.82              20,050
                                                       2004                12.82                13.18              22,529
                                                       2005                13.18                13.29              21,998
                                                       2006                13.29                13.67              20,187

Loomis Sayles Small Cap Division(a)...........         2000                25.78                25.52                 353
                                                       2001                25.52                22.98                 654
                                                       2002                22.98                17.80                 759
                                                       2003                17.80                24.00                 811
                                                       2004                24.00                27.58                 827
                                                       2005                27.58                29.13                 863
                                                       2006                29.13                33.58               1,062

Lord Abbett Bond Debenture Division(b)(d).....         1997                10.00                10.50               2,375
                                                       1998                10.50                 9.59               3,882
                                                       1999                 9.59                11.16               4,708
                                                       2000                11.16                10.92               5,292
                                                       2001                10.92                10.64               5,375
                                                       2002                10.64                10.65               4,921
                                                       2003                10.65                12.57               5,370
                                                       2004                12.57                13.46               5,243
                                                       2005                13.46                13.54               5,163
                                                       2006                13.54                14.62               5,043

                                                                       A-PPA- 65

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division -- Class
  E(f)........................................         2002              $ 11.24              $  8.51                 129
                                                       2003                 8.51                11.68                 317
                                                       2004                11.68                12.30                 323
                                                       2005                12.30                13.17                 359
                                                       2006                13.17                14.87                 412

MetLife Mid Cap Stock Index Division(a).......         2000                10.00                10.62               5,492
                                                       2001                10.62                10.36               8,076
                                                       2002                10.36                 8.71              10,595
                                                       2003                 8.71                11.61              11,375
                                                       2004                11.61                13.30               9,542
                                                       2005                13.30                14.75               9,545
                                                       2006                14.75                16.04               9,101

MetLife Stock Index Division..................         1997                22.43                29.27              58,817
                                                       1998                29.27                37.08              71,196
                                                       1999                37.08                44.24              79,701
                                                       2000                44.24                39.61              83,774
                                                       2001                39.61                34.36              80,859
                                                       2002                34.36                26.36              73,948
                                                       2003                26.36                33.38              69,957
                                                       2004                33.38                36.44              67,005
                                                       2005                36.44                37.66              61,178
                                                       2006                37.66                42.95              53,415

MFS Research International Division(h)........         2001                10.00                 8.73                 408
                                                       2002                 8.73                 7.62                 830
                                                       2003                 7.62                 9.96                 972
                                                       2004                 9.96                11.77               1,281
                                                       2005                11.77                13.58               1,544
                                                       2006                13.58                17.02               3,004

MFS Total Return Division -- Class E(k).......         2004                10.04                10.93                 541
                                                       2005                10.93                11.12               1,421
                                                       2006                11.12                12.30               1,656

A-PPA- 66

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(e)......         1998              $ 10.00              $ 10.79                 341
                                                       1999                10.79                13.31               3,867
                                                       2000                13.31                11.24               8,036
                                                       2001                11.24                 8.69              11,009
                                                       2002                 8.69                 7.15              12,551
                                                       2003                 7.15                 9.72              12,721
                                                       2004                 9.72                11.49              10,709
                                                       2005                11.49                12.85              10,291
                                                       2006                12.85                15.96              10,009

Neuberger Berman Mid Cap Value Division(e)....         1998                10.00                10.72                 297
                                                       1999                10.72                12.46               2,437
                                                       2000                12.46                15.78               7,503
                                                       2001                15.78                15.19               9,095
                                                       2002                15.19                13.56               9,177
                                                       2003                13.56                18.28               9,002
                                                       2004                18.28                22.20              10,311
                                                       2005                22.20                24.61              11,156
                                                       2006                24.61                27.09               9,645

Neuberger Berman Real Estate Division -- Class
  E(k)........................................         2004                 9.99                12.86               1,461
                                                       2005                12.86                14.41               3,143
                                                       2006                14.41                19.58               5,319

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................         2005                10.02                10.90                  65
                                                       2006                10.90                11.60                 164

Oppenheimer Global Equity Division(b).........         1997                10.00                10.84               4,826
                                                       1998                10.84                12.42               7,714
                                                       1999                12.42                15.36               9,322
                                                       2000                15.36                14.92              11,688
                                                       2001                14.92                12.37              12,089
                                                       2002                12.37                10.26              10,865
                                                       2003                10.26                13.22              10,015
                                                       2004                13.22                15.20               9,062
                                                       2005                15.20                17.44               8,299
                                                       2006                17.44                20.09               7,630

                                                                       A-PPA- 67

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Division(n)....         2006              $ 11.07              $ 11.19                 275

PIMCO Total Return Division(h)................         2001                10.00                10.54               2,743
                                                       2002                10.54                11.41               8,937
                                                       2003                11.41                11.78               9,775
                                                       2004                11.78                12.24               9,739
                                                       2005                12.24                12.39              10,725
                                                       2006                12.39                12.83               9,738

RCM Technology Division (formerly RCM Global
  Technology
  Division)(h)................................         2001                10.00                 7.44               2,035
                                                       2002                 7.44                 3.63               2,782
                                                       2003                 3.63                 5.66               6,376
                                                       2004                 5.66                 5.35               5,501
                                                       2005                 5.35                 5.88               4,228
                                                       2006                 5.88                 6.13               3,454

Russell 2000(R) Index Division(e).............         1998                10.00                10.52                 598
                                                       1999                10.52                12.76               5,393
                                                       2000                12.76                12.12               9,115
                                                       2001                12.12                12.08               9,631
                                                       2002                12.08                 9.48              10,366
                                                       2003                 9.48                13.68              10,958
                                                       2004                13.68                15.92               9,451
                                                       2005                15.92                16.43               8,754
                                                       2006                16.43                19.14               8,072

T. Rowe Price Large Cap Growth Division(e)....         1998                10.00                11.00                 407
                                                       1999                11.00                13.28               3,394
                                                       2000                13.28                13.05              12,475
                                                       2001                13.05                11.62              12,076
                                                       2002                11.62                 8.80              10,694
                                                       2003                 8.80                11.38              10,541
                                                       2004                11.38                12.35               9,724
                                                       2005                12.35                13.00               8,794
                                                       2006                13.00                14.54               7,871

A-PPA- 68

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division(h)......         2001              $ 10.00              $  8.42               1,519
                                                       2002                 8.42                 4.66               2,342
                                                       2003                 4.66                 6.31               3,462
                                                       2004                 6.31                 7.36               4,025
                                                       2005                 7.36                 8.35               4,625
                                                       2006                 8.35                 8.79               4,609

T. Rowe Price Small Cap Growth Division(b)....         1997                10.00                11.75               6,932
                                                       1998                11.75                12.01              13,124
                                                       1999                12.01                15.18              14,008
                                                       2000                15.18                13.63              19,426
                                                       2001                13.63                12.25              18,640
                                                       2002                12.25                 8.87              16,726
                                                       2003                 8.87                12.34              15,888
                                                       2004                12.34                13.54              14,106
                                                       2005                13.54                14.84              12,483
                                                       2006                14.84                15.23              10,952

Western Asset Management Strategic Bond
  Opportunities Division(h)...................         2001                15.75                16.21                 494
                                                       2002                16.21                17.55               1,215
                                                       2003                17.55                19.52               2,157
                                                       2004                19.52                20.55               2,415
                                                       2005                20.55                20.88               3,189
                                                       2006                20.88                21.66               3,134

Western Asset Management U.S. Government
  Division(h).................................         2001                14.55                15.07               1,178
                                                       2002                15.07                16.07               3,843
                                                       2003                16.07                16.13               3,166
                                                       2004                16.13                16.41               2,998
                                                       2005                16.41                16.49               3,099
                                                       2006                16.49                16.96               2,936

MetLife Aggressive Allocation Division(m).....         2005                 9.99                11.17                 143
                                                       2006                11.17                12.81                 628

MetLife Conservative Allocation Division(m)...         2005                 9.99                10.32                 188
                                                       2006                10.32                10.93                 774

                                                                       A-PPA- 69

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               NUMBER OF UNITS
                                                                                                               OUTSTANDING AT
                                                                      UNIT VALUE AT        UNIT VALUE AT         END OF YEAR
FUND NAME                                              YEAR         BEGINNING OF YEAR       END OF YEAR        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------

MetLife Conservative to Moderate Allocation
  Division(m).................................         2005              $  9.99              $ 10.55                 824
                                                       2006                10.55                11.44               2,444

MetLife Moderate Allocation Division(m).......         2005                 9.99                10.77               1,278
                                                       2006                10.77                11.93               4,488

MetLife Moderate to Aggressive Allocation
  Division(m).................................         2005                 9.99                11.00                 653
                                                       2006                11.00                12.44               2,721

----------------
NOTES:

a  INCEPTION DATE: JULY 5, 2000.

b  INCEPTION DATE: MARCH 3, 1997.

c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

d THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

e  INCEPTION DATE: NOVEMBER 9, 1998.

f  INCEPTION DATE: MAY 1, 2002.

g THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

h  INCEPTION DATE: MAY 1, 2001.

i THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

j THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

k  INCEPTION DATE: MAY 1, 2004.

l THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

m  INCEPTION DATE: MAY 1, 2005.

n  INCEPTION DATE: MAY 1, 2006.

A-PPA- 70

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                      LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
-----------------                  ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)

                                                                       A-PPA- 71

APPENDIX D

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................     1

TABLE OF CONTENTS...........................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2

SERVICES....................................................     2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
     ANNUITIES AND INCOME ANNUITIES.........................     2

EARLY WITHDRAWAL CHARGE.....................................     4

EXPERIENCE FACTOR...........................................     4

VARIABLE INCOME PAYMENTS....................................     4

INVESTMENT MANAGEMENT FEES..................................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................    11

VOTING RIGHTS...............................................    12

ERISA.......................................................    13

TAXES.......................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1

FINANCIAL STATEMENTS OF METLIFE.............................   F-1

A-PPA- 72

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

(METLIFE LOGO)
Metropolitan Life Insurance Company                                PRSRT STD
Johnstown Office, 500 Schoolhouse Road                         U.S. Postage Paid
Johnstown, PA 15907-2914                                            METLIFE

                                 (METLIFE LOGO)

                                                             APRIL 30, 2007

PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED ANNUITIES AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

INCOME ANNUITIES AVAILABLE:
     --  TSA
     --  PEDC
     --  Keogh
     --  403(a)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                        LEGG MASON VALUE EQUITY
  AMERICAN FUNDS GLOBAL SMALL                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
    CAPITALIZATION                           LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH                      LORD ABBETT BOND DEBENTURE
  AMERICAN FUNDS GROWTH-INCOME               MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK AGGRESSIVE GROWTH                MFS(R) TOTAL RETURN
  BLACKROCK BOND INCOME                      MET/AIM SMALL CAP GROWTH
  BLACKROCK DIVERSIFIED                      METLIFE MID CAP STOCK INDEX
  BLACKROCK LARGE-CAP CORE                   METLIFE STOCK INDEX
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LARGE CAP VALUE                  NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK LEGACY LARGE CAP GROWTH          NEUBERGER BERMAN REAL ESTATE
  BLACKROCK STRATEGIC VALUE                  OPPENHEIMER CAPITAL APPRECIATION
  CALVERT SOCIAL BALANCED                    OPPENHEIMER GLOBAL EQUITY
  DAVIS VENTURE VALUE                        PIMCO INFLATION PROTECTED BOND
  FI INTERNATIONAL STOCK                     PIMCO TOTAL RETURN
  FI LARGE CAP                               RCM TECHNOLOGY
  FI MID CAP OPPORTUNITIES                     (FORMERLY RCM GLOBAL TECHNOLOGY)
  FI VALUE LEADERS                           RUSSELL 2000(R) INDEX
  FRANKLIN TEMPLETON SMALL CAP GROWTH        T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK FOCUSED VALUE               T. ROWE PRICE MID-CAP GROWTH
  HARRIS OAKMARK INTERNATIONAL               T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             WESTERN ASSET MANAGEMENT STRATEGIC BOND
  JANUS FORTY                                OPPORTUNITIES
  JENNISON GROWTH                            WESTERN ASSET MANAGEMENT U.S.
  LAZARD MID-CAP                             GOVERNMENT
  LEGG MASON PARTNERS AGGRESSIVE GROWTH
    (FORMERLY JANUS AGGRESSIVE GROWTH)



                             ASSET ALLOCATION PORTFOLIOS
  METLIFE AGGRESSIVE ALLOCATION              METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE ALLOCATION              ALLOCATION
  METLIFE CONSERVATIVE TO MODERATE
    ALLOCATION
  METLIFE MODERATE ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E, which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-75 of this Prospectus.

To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund, American Funds and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  B-PPA-4
TABLE OF EXPENSES..................... .....................  B-PPA-6
ACCUMULATION UNIT VALUES TABLE............... ..............  B-PPA-14
METLIFE.......................... ..........................  B-PPA-15
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  B-PPA-15
VARIABLE ANNUITIES..................... ....................  B-PPA-15
   A Deferred Annuity.......................................  B-PPA-16
   An Income Annuity........................................  B-PPA-16
YOUR INVESTMENT CHOICES.................. ..................  B-PPA-16
   Certain Payments We Receive with Regard to the
     Portfolios.............................................  B-PPA-19
DEFERRED ANNUITIES..................... ....................  B-PPA-21
   The Deferred Annuity and Your Retirement Plan............  B-PPA-21
   Automated Investment Strategies..........................  B-PPA-21
   Purchase Payments........................................  B-PPA-22
      Allocation of Purchase Payments.......................  B-PPA-22
      Limits on Purchase Payments...........................  B-PPA-23
   The Value of Your Investment.............................  B-PPA-23
   Transfers................................................  B-PPA-24
   Access to Your Money.....................................  B-PPA-27
      Account Reduction Loans...............................  B-PPA-27
      Systematic Withdrawal Program for TSA Deferred
       Annuities............................................  B-PPA-27
      Minimum Distribution..................................  B-PPA-29
   Contract Fee.............................................  B-PPA-29
   Account Reduction Loan Fees..............................  B-PPA-29
   Charges..................................................  B-PPA-29
      Insurance-Related Charge..............................  B-PPA-30
      Investment-Related Charge.............................  B-PPA-30
   Premium and Other Taxes..................................  B-PPA-30
   Early Withdrawal Charges.................................  B-PPA-30
      When No Early Withdrawal Charge Applies...............  B-PPA-31
      When A Different Early Withdrawal Charge May Apply....  B-PPA-33
   Free Look................................................  B-PPA-34
   Death Benefit............................................  B-PPA-34
   Pay-out Options (or Income Options)......................  B-PPA-35
INCOME ANNUITIES...................... .....................  B-PPA-36
   Income Payment Types.....................................  B-PPA-36
   Allocation...............................................  B-PPA-38
   Minimum Size of Your Income Payment......................  B-PPA-38
   The Value of Your Income Payments........................  B-PPA-38
   Reallocations............................................  B-PPA-39
   Contract Fee.............................................  B-PPA-43

B-PPA- 2

   Charges......................................................................................................  B-PPA-43
      Insurance-Related or Separate Account Charge..............................................................  B-PPA-43
      Investment-Related Charge.................................................................................  B-PPA-43
   Premium and Other Taxes......................................................................................  B-PPA-43
   Free Look....................................................................................................  B-PPA-44
GENERAL INFORMATION.............................................. ..............................................  B-PPA-44
   Administration...............................................................................................  B-PPA-44
      Purchase Payments.........................................................................................  B-PPA-44
      Confirming Transactions...................................................................................  B-PPA-45
      Processing Transactions...................................................................................  B-PPA-45
        By Telephone or Internet................................................................................  B-PPA-45
        After Your Death........................................................................................  B-PPA-46
        Misstatement............................................................................................  B-PPA-46
        Third Party Requests....................................................................................  B-PPA-46
        Valuation -- Suspension of Payments.....................................................................  B-PPA-46
   Advertising Performance......................................................................................  B-PPA-47
   Changes to Your Deferred Annuity or Income Annuity...........................................................  B-PPA-48
   Voting Rights................................................................................................  B-PPA-48
   Who Sells the Deferred Annuities and Income Annuities........................................................  B-PPA-49
   Financial Statements.........................................................................................  B-PPA-51
   Your Spouse's Rights.........................................................................................  B-PPA-51
   When We Can Cancel Your Deferred Annuity or Income Annuity...................................................  B-PPA-52
INCOME TAXES.................................................. .................................................  B-PPA-52
LEGAL PROCEEDINGS............................................... ...............................................  B-PPA-60
APPENDIX A PREMIUM TAX TABLE.......................................... .........................................  B-PPA-61
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION........................ .......................  B-PPA-62
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................. ................................  B-PPA-73
APPENDIX D TEXAS OPTIONAL RETIREMENT PROGRAM.................................. .................................  B-PPA-74
APPENDIX E TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................... ....................  B-PPA-75

The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.

                                                                        B-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

B-PPA- 4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "you" means the trustee. For Keogh Contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

                                                                        B-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES


The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
   Exchange Fee.............................................        None
   Surrender Fee............................................        None
   Account Reduction Loan Initiation Fee....................      $75(2)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
   Income Annuity Contract Fee(2)...........................        $350
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

    DURING PURCHASE PAYMENT/CONTRACT YEAR
    1...........................................................      7%
    2...........................................................      6%
    3...........................................................      5%
    4...........................................................      4%
    5...........................................................      3%
    6...........................................................      2%
    7...........................................................      1%
    THEREAFTER..................................................      0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

   THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE ARE CURRENTLY WAIVING THIS CHARGE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
   General Administrative Expenses Charge.......................................................     .50%
   Mortality and Expense Risk Charge............................................................     .75%
   Total Separate Account Annual Charge(4)..............  Current and Maximum Guaranteed Charge:    1.25%

3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.

B-PPA- 6

                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.08%
   After Waiver and/or Reimbursement of Expenses (5)(6).........        0.29%     1.08%

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                 PORTFOLIO                         PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
                 ---------                         ------------------------               -----------------------
METLIFE STOCK INDEX PORTFOLIO                                                0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO            0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                              0.60 OF THE EXCESS OVER $50 MILLION    0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                                        0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                  0.90 OF THE FIRST $500 MILLION         0.85 OF THE FIRST $500 MILLION
                                             0.85 OF THE EXCESS OVER $500 MILLION   0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                                                    0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                                             0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                                      0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO                      0.40 OF THE FIRST $1 BILLION           0.40 OF THE FIRST $1 BILLION
                                                      0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                                      0.30 OF THE NEXT $1 BILLION            0.30 OF THE NEXT $1 BILLION
                                               0.25 OF THE EXCESS OVER $3 BILLION     0.25 OF THE EXCESS OVER $3 BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        B-PPA- 7

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(16)........     0.44      0.00         0.07             0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................     0.70      0.15         0.11             0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................     0.73      0.15         0.07             0.95
BlackRock Strategic Value Portfolio(16)....     0.82      0.00         0.06             0.88
Davis Venture Value Portfolio..............     0.71      0.00         0.04             0.75
FI International Stock Portfolio(15).......     0.85      0.00         0.13             0.98
FI Large Cap Portfolio (Class E)(24)(26)...     0.78      0.15         0.06             0.99
FI Mid Cap Opportunities Portfolio(14).....     0.68      0.00         0.06             0.74
FI Value Leaders Portfolio (Class E)(24)...     0.64      0.15         0.07             0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................     0.90      0.00         0.15             1.05
Harris Oakmark Focused Value Portfolio.....     0.72      0.00         0.05             0.77
Harris Oakmark Large Cap Value Portfolio...     0.72      0.00         0.06             0.78
Jennison Growth Portfolio(17)..............     0.63      0.00         0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.00         0.07             0.97
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................     0.53      0.15         0.05             0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.00         0.07             0.33
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................     0.30      0.00         0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(26)............................     0.65      0.00         0.06             0.71
Oppenheimer Global Equity Portfolio(18)....     0.53      0.00         0.09             0.62
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.00         0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.00         0.07             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............     0.63      0.00         0.07             0.70
Western Asset Management U.S. Government
  Portfolio(21)............................     0.50      0.00         0.07             0.57

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................       0.01           0.45
BlackRock Diversified Portfolio(16)........       0.00           0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................       0.00           0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................       0.00           0.95
BlackRock Strategic Value Portfolio(16)....       0.00           0.88
Davis Venture Value Portfolio..............       0.00           0.75
FI International Stock Portfolio(15).......       0.00           0.98
FI Large Cap Portfolio (Class E)(24)(26)...       0.00           0.99
FI Mid Cap Opportunities Portfolio(14).....       0.00           0.74
FI Value Leaders Portfolio (Class E)(24)...       0.00           0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................       0.00           1.05
Harris Oakmark Focused Value Portfolio.....       0.00           0.77
Harris Oakmark Large Cap Value Portfolio...       0.00           0.78
Jennison Growth Portfolio(17)..............       0.00           0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Loomis Sayles Small Cap Portfolio(6).......       0.05           0.92
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................       0.00           0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01           0.32
MetLife Stock Index Portfolio(6)...........       0.01           0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................       0.01           0.44
Neuberger Berman Mid Cap Value
  Portfolio(26)............................       0.00           0.71
Oppenheimer Global Equity Portfolio(18)....       0.00           0.62
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00           0.68
T. Rowe Price Small Cap Growth Portfolio...       0.00           0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............       0.00           0.70
Western Asset Management U.S. Government
  Portfolio(21)............................       0.00           0.57

B-PPA- 8


                                                                B              A+B=C
                                                 A        OTHER EXPENSES   TOTAL EXPENSES           D
                                             MANAGEMENT       BEFORE       BEFORE WAIVER/        WAIVER/
ASSET ALLOCATION PORTFOLIOS(20)                 FEES      REIMBURSEMENT    REIMBURSEMENT      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................      0.10           0.09             0.19              0.09
MetLife Conservative to Moderate
  Allocation Portfolio(6).................      0.10           0.02             0.12              0.02
MetLife Moderate Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Aggressive Allocation
  Portfolio(6)............................      0.10           0.07             0.17              0.07

                                                           NET TOTAL ANNUAL
                                                          EXPENSES INCLUDING
                                              C-D=E     ESTIMATED NET EXPENSES
                                            NET TOTAL             OF
ASSET ALLOCATION PORTFOLIOS(20)             EXPENSES    UNDERLYING PORTFOLIOS
------------------------------------------  ----------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................    0.10               0.71
MetLife Conservative to Moderate
  Allocation Portfolio(6).................    0.10               0.75
MetLife Moderate Allocation
  Portfolio(6)............................    0.10               0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................    0.10               0.85
MetLife Aggressive Allocation
  Portfolio(6)............................    0.10               0.85

                                                                    B              A+B=C                           C-D=E
CALVERT FUND ANNUAL EXPENSES                         A        OTHER EXPENSES   TOTAL EXPENSES                  TOTAL EXPENSES
for fiscal year ending December 31, 2006         MANAGEMENT       BEFORE           BEFORE             D            AFTER
(as a percentage of average net assets)             FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio..............     0.70           0.21             0.91             0.00           0.91

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(16)(26)(27)(30)(31)............     0.63      0.00         0.22             0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................     0.78      0.15         0.13             1.06
Janus Forty Portfolio (Class E)(8)(26).....     0.65      0.15         0.06             0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................     0.70      0.15         0.06             0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................     0.63      0.00         0.09             0.72
Legg Mason Value Equity
  Portfolio(13)(25)(31)....................     0.64      0.00         0.08             0.72
Lord Abbett Bond Debenture Portfolio(9)....     0.50      0.00         0.04             0.54
MFS(R) Research International Portfolio....     0.72      0.00         0.14             0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................     0.87      0.15         0.06             1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................     0.64      0.15         0.04             0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................     0.57      0.15         0.05             0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................     0.50      0.15         0.07             0.72
PIMCO Total Return Portfolio...............     0.50      0.00         0.05             0.55
RCM Technology Portfolio(19)(25)(29)(31)...     0.88      0.00         0.14             1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................     0.75      0.00         0.04             0.79

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Large-Cap Core
  Portfolio(16)(26)(27)(30)(31)............       0.00           0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................       0.00           1.06
Janus Forty Portfolio (Class E)(8)(26).....       0.00           0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................       0.00           0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................       0.00           0.72
Legg Mason Value Equity
  Portfolio(13)(25)(31)....................       0.00           0.72
Lord Abbett Bond Debenture Portfolio(9)....       0.00           0.54
MFS(R) Research International Portfolio....       0.00           0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................       0.00           1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................       0.00           0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................       0.00           0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................       0.00           0.72
PIMCO Total Return Portfolio...............       0.00           0.55
RCM Technology Portfolio(19)(25)(29)(31)...       0.00           1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................       0.00           0.79

                                               A          B
                                           MANAGEMENT   12b-1         C             A+B+C=D
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)       FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES
-----------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................     0.45      0.15         0.16             0.76
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................     0.45      0.15         0.14             0.74

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                                                       ESTIMATED NET
                                                   E                 D-E=F              EXPENSES OF
                                                WAIVER/            NET TOTAL             UNDERLYING
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)      REIMBURSEMENT      ANNUAL EXPENSES          PORTFOLIOS
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................        0.06                0.70                   0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................        0.04                0.70                   0.94

                                                                        B-PPA- 9

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(24)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(24)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Bond Portfolio..............       0.00           0.67
American Funds Global Small Capitalization
  Portfolio................................       0.00           1.02
American Funds Growth Portfolio............       0.00           0.59
American Funds Growth-Income Portfolio.....       0.00           0.53

7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

8 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

14 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

15 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK LARGE CAP PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.

20 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE

B-PPA- 10

   EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

21 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

22 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

23 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS: 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

24 EACH OF THE AMERICAN METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A
   DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

25 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
BLACKROCK LARGE CAP VALUE                                        0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                              0.03
LEGG MASON VALUE EQUITY                                          0.02
RCM TECHNOLOGY                                                   0.04

26 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

27 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

28 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

29 RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED
   RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.

32 OTHER EXPENSES INCLUDE 0.02% OF THE "ACQUIRED FUND FEES AND EXPENSES", WHICH
   ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

                                                                       B-PPA- 11

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $884         $1,216         $1,542         $2,654
Minimum...................................................      $811         $  989         $1,143         $1,839

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $236         $726          $1,242         $2,654
Minimum....................................................      $158         $489          $  843         $1,839

B-PPA- 12

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $586         $1,076         $1,592         $3,004
Minimum...................................................      $508         $  839         $1,193         $2,189

                                                                       B-PPA- 13

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

B-PPA- 14

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

                                                                       B-PPA- 15

Group Deferred Annuities and group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All TSA, 457(b), Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for your lifetime as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following
Portfolios: FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, FI Value Leaders, Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS(R)

B-PPA- 16

Total Return, BlackRock Legacy Large Cap Growth, Lazard Mid-Cap, Oppenheimer Capital Appreciation, BlackRock Large Cap Value and Janus Forty, which are all Class E.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C, Portfolio Legal and Marketing Names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth

                                                                       B-PPA- 17

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Calvert Social Balanced Portfolio                 Seeks to achieve a competitive total return through an
                                                  actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth
                                                  opportunity
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index ("S&P Mid Cap 400
                                                  Index")
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
         EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital


B-PPA- 18

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

                                                                       B-PPA- 19

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")

B-PPA- 20

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

    *  TSA (Tax Sheltered Annuity)

    *  PEDC

    *  Keogh (Keogh plans under sec.401)

    *  403(a) (Qualified Annuity plans under sec.403(a))

These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity).

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

                                                                       B-PPA- 21

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your

B-PPA- 22
request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).

*  Your leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities).

*  Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.

                                                                       B-PPA- 23

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may

B-PPA- 24
adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons

                                                                       B-PPA- 25
who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or

B-PPA- 26
redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.



We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals.

                                                                       B-PPA- 27

Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th of the prior month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance

B-PPA- 28
your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee.


* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

*  There is no contract fee for certain TSA Deferred Annuities.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

                                                                       B-PPA- 29

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk). The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your

B-PPA- 30
actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                           During Purchase Payment/Contract Year
    Year                          1          2          3          4          5          6          7         8 & Later
    Percentage                   7%         6%         5%         4%         3%         2%         1%            0%

If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you

                                                                       B-PPA- 31
   have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* In connection with Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                                            Contract Year
         Year                          1*          2          3           4             5
         Percentage                    20%        25%        33 1/3%     50%        remainder
         * Less that Contract Year's withdrawals.

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

*  If you retire:

     -- For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

     -- For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

     --   For the PEDC Deferred Annuity, if you retire.

     -- For certain TSA Deferred Annuities, if you retired before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

B-PPA- 32

     -- For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

*  If you leave your job:

     -- For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

     -- For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

     -- For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

     -- For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

     -- For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

     -- For certain TSA Deferred Annuities, if you left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY
If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

                                                                       B-PPA- 33

*  Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                                           During Purchase Payment Year
         Year                          1          2          3          4          5         6 and Beyond
         Percentage                   5%         4%         3%         2%         1%              0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                                                After the Transfer
         Year                          1          2          3          4          5         6 and Beyond
         Percentage                   5%         4%         3%         2%         1%              0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated Keogh

B-PPA- 34

Deferred Annuity.) If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate

                                                                       B-PPA- 35

Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  TSA

*  PEDC

*  Keogh

*  403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

B-PPA- 36

* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.

*  Many times the Owner and the Annuitant are the same person.

*  When deciding how to receive income, consider:

     --   The amount of income you need;

     --   The amount you expect to receive from other sources;

     --   The growth potential of other investments; and

     --   How long you would like your income to last.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. Due to Underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

                                                                       B-PPA- 37

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable

B-PPA- 38
income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.


For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and


*  The investment division from which you want to reallocate.

                                                                       B-PPA- 39

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)


We may require that you use our forms to make reallocations.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

B-PPA- 40

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require reallocation/transfer requests to or from an American Fund portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

                                                                       B-PPA- 41

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

B-PPA- 42

CONTRACT FEE

Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal

                                                                       B-PPA- 43
or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashiers check or certified check, made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely

B-PPA- 44
or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our

                                                                       B-PPA- 45
security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

B-PPA- 46

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate

                                                                       B-PPA- 47
what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so

B-PPA- 48
that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase

                                                                       B-PPA- 49
payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

MSI also pays the business unit responsible for the operation of our distribution system.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

B-PPA- 50

MLIDC may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for sales of the Contracts.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

                                                                       B-PPA- 51

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

B-PPA- 52

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

                                                                       B-PPA- 53

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                Type of Contract
                                               ---------------------------------------------------
                                                 TSA
                                               and TSA      SIMPLE
                                                ERISA       IRA(1)      SEP      457(b)      Keogh      403(a)
                                               -------      ------      ---      ------      -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                            X(2)        X          X         X(2)        X(2)       X(2)
After you die                                     X           X          X         X           X          X
After you become totally disabled (as
defined in the Code)                              X           X          X         X           X          X
To pay deductible medical expenses                X           X          X         X           X          X
After separation from service if you are
over 55                                           X                                X           X          X
After December 31, 1999 for IRS levies            X           X          X         X           X          X
To pay medical insurance premiums if you
are unemployed                                                X          X
For qualified higher education expenses,
or                                                            X          X
For qualified first time home purchases
up to $10,000                                                 X          X
Payments to alternate payees pursuant to
qualified domestic relations orders               X                                X           X          X
(1) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must be separated from service at the time payments begin.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Additionally, under new proposed regulations, life insurance may not be offered under TSA contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the

B-PPA- 54
incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction and are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans, if certain conditions are met, amounts may be transferred into another 457(b) plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer).

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

                                                                       B-PPA- 55

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

* A series of substantially equal payments made at least annually for (1) your life or life expectancy; both you and your beneficiary's lives or life expectancies; or a specified period of 10 or more years

     --   Withdrawals made to satisfy minimum distribution requirements

     --   Certain withdrawals on account of financial hardship

    Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of: (1) the calendar year following the year in which you reach age 70 1/2 or (2) the year you retire but only to the extent permitted by your plan and Contract and provided you do not own 5% or more of your employer. For IRAs, you must begin receiving withdrawals by April 1 of the year in which you reach age 70 1/2 even if you have not retired.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA. The IRA/SEP accounts and annuity contracts of a participant are aggregated together and the same is done for the SIMPLE IRAs of a participant., You may, however, generally decide from which Traditional IRA/SEPs (or from which SIMPLE IRAs, as the case may be) to satisfy the minimum distribution requirements and how much to take from each.

You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

B-PPA- 56

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If your spouse is your beneficiary, and your Contract permits, your may spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the tax law.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

                                                                       B-PPA- 57

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     -- Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

     -- Is directly transferred to another permissible investment under sec.403(b) arrangements;

     --   Relates to amounts that are not salary reduction elective deferrals;

     -- Occurs after you die, leave your job or become disabled (as defined by the Code); or

     -- Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

B-PPA- 58

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

457(B) PLANS

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

                                                                       B-PPA- 59

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code)

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

B-PPA- 60

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                             Keogh and           PEDC
                                                          TSA Deferred    403(a) Deferred    Deferred and
                                                           and Income       and Income          Income
                                                           Annuities         Annuities       Annuities(1)
                                                          ------------    ---------------    ------------
California............................................        0.5%              0.5%             2.35%
Maine.................................................         --                --                --
Nevada................................................         --                --                --
Puerto Rico(2)........................................        3.0%              3.0%              3.0%
South Dakota..........................................         --                --                --
West Virginia.........................................        1.0%              1.0%              1.0%
Wyoming...............................................         --                --                --

----------------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

2  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.

                                                                       B-PPA- 61

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
American Funds Bond Division(n)..................... 2006    $ 15.03         $ 15.80            836
American Funds Global Small Capitalization
  Division(h)....................................... 2001      14.94           13.62            549
                                                     2002      13.62           10.89          1,291
                                                     2003      10.89           16.52          2,335
                                                     2004      16.52           19.72          3,455
                                                     2005      19.72           24.41          4,904
                                                     2006      24.41           29.92          5,888
American Funds Growth Division(h)................... 2001     138.68          118.11            382
                                                     2002     118.11           88.12            925
                                                     2003      88.12          119.07          1,483
                                                     2004     119.07          132.29          1,843
                                                     2005     132.29          151.82          2,086
                                                     2006     151.82          165.27          2,172
American Funds Growth-Income Division(h)............ 2001      90.87           87.85            403
                                                     2002      87.85           70.84          1,163
                                                     2003      70.84           92.66          1,753
                                                     2004      92.66          101.01          2,228
                                                     2005     101.01          105.58          2,335
                                                     2006     105.58          120.14          2,349
BlackRock Aggressive Growth Division................ 1997      23.77           25.04         43,365
                                                     1998      25.04           28.12         38,969
                                                     1999      28.12           37.00         31,947
                                                     2000      37.00           33.76         33,047
                                                     2001      33.76           25.42         31,088
                                                     2002      25.42           17.89         27,173
                                                     2003      17.89           24.88         25,242
                                                     2004      24.88           27.76         22,464
                                                     2005      27.76           30.35         19,758
                                                     2006      30.35           31.99         17,109

B-PPA- 62

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c)................... 1997    $ 16.49         $ 17.89         16,306
                                                     1998      17.89           19.33         20,059
                                                     1999      19.33           18.65         18,530
                                                     2000      18.65           20.49         16,395
                                                     2001      20.49           21.92         18,444
                                                     2002      21.92           23.45         17,572
                                                     2003      23.45           24.52         15,375
                                                     2004      24.52           25.29         13,470
                                                     2005      25.29           25.58         12,152
                                                     2006      25.58           26.38         10,383
BlackRock Diversified Division...................... 1997      19.22           22.89         62,601
                                                     1998      22.89           27.04         73,899
                                                     1999      27.04           29.04         75,121
                                                     2000      29.04           28.98         75,252
                                                     2001      28.98           26.80         66,376
                                                     2002      26.80           22.80         53,835
                                                     2003      22.80           27.15         48,137
                                                     2004      27.15           29.10         42,486
                                                     2005      29.10           29.62         36,979
                                                     2006      29.62           32.33         31,232
BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)................................. 1997      21.37           27.09         60,108
                                                     1998      27.09           34.30         64,044
                                                     1999      34.30           40.13         64,028
                                                     2000      40.13           37.19         62,978
                                                     2001      37.19           30.48         57,299
                                                     2002      30.48           22.24         47,428
                                                     2003      22.24           28.61         42,944
                                                     2004      28.61           31.32         37,879
                                                     2005      31.32           32.05         13,015
                                                     2006      32.05           36.12         27,458
BlackRock Large Cap Value Division -- Class E(f).... 2002      10.00            7.93            283
                                                     2003       7.93           10.60            856
                                                     2004      10.60           11.87          1,486
                                                     2005      11.87           12.39          1,365
                                                     2006      12.39           14.59          3,032

                                                                       B-PPA- 63

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(k).............................................. 2004    $ 10.07         $ 11.06            130
                                                     2005      11.06           11.67            247
                                                     2006      11.67           11.99            399
BlackRock Strategic Value Division(a)............... 2000      10.00           12.24          4,095
                                                     2001      12.24           14.03         14,485
                                                     2002      14.03           10.90         18,439
                                                     2003      10.90           16.16         18,573
                                                     2004      16.16           18.41         18,477
                                                     2005      18.41           18.94         16,020
                                                     2006      18.94           21.84         13,598
Calvert Social Balanced Division.................... 1997      18.68           22.15          1,181
                                                     1998      22.15           25.44          1,367
                                                     1999      25.44           28.20          1,453
                                                     2000      28.20           26.98          1,527
                                                     2001      26.98           24.80          1,563
                                                     2002      24.80           21.51          1,498
                                                     2003      21.51           25.35          1,515
                                                     2004      25.35           27.10          1,526
                                                     2005      27.10           28.28          1,501
                                                     2006      28.28           30.38              0
Cyclical Growth ETF Division(n)..................... 2006      10.73           11.45             91
Cyclical Growth & Income ETF Division(n)............ 2006      10.52           11.19             88
Davis Venture Value Division(a)..................... 2000      30.19           30.79            916
                                                     2001      30.79           27.01          2,072
                                                     2002      27.01           22.31          2,269
                                                     2003      22.31           28.84          2,514
                                                     2004      28.84           32.01          3,050
                                                     2005      32.01           34.87          3,698
                                                     2006      34.87           39.46          3,990

B-PPA- 64

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
FI International Stock Division..................... 1997    $ 13.76         $ 13.27         15,866
                                                     1998      13.27           16.07         14,327
                                                     1999      16.07           18.48         13,055
                                                     2000      18.48           16.41         13,978
                                                     2001      16.41           12.87         13,983
                                                     2002      12.87           10.48         13,034
                                                     2003      10.48           13.26         11,724
                                                     2004      13.26           15.48         10,579
                                                     2005      15.48           18.04          9,744
                                                     2006      18.04           20.76          9,148
FI Large Cap Division(n)............................ 2006      17.52           17.75             45
FI Mid Cap Opportunities Division(b)(j)............. 1997      10.00           12.68          7,417
                                                     1998      12.68           17.19         19,025
                                                     1999      17.19           37.85         44,078
                                                     2000      37.85           25.71         57,544
                                                     2001      25.71           15.91         52,016
                                                     2002      15.91           11.16         42,960
                                                     2003      11.16           14.83         38,319
                                                     2004      14.83           17.16         34,048
                                                     2005      17.16           18.13         29,769
                                                     2006      18.13           20.03         25,415
FI Value Leaders Division -- Class E(f)............. 2002      23.06           19.03             40
                                                     2003      19.03           23.83            175
                                                     2004      23.83           26.72            294
                                                     2005      26.72           29.18            561
                                                     2006      29.18           32.21            728
Franklin Templeton Small Cap Growth Division(h)..... 2001      10.00            8.80            769
                                                     2002       8.80            6.27          1,420
                                                     2003       6.27            8.98          2,000
                                                     2004       8.98            9.88          1,935
                                                     2005       9.88           10.22          1,816
                                                     2006      10.22           11.10          1,738

                                                                       B-PPA- 65

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division(h)............ 2001    $ 23.96         $ 26.80          2,799
                                                     2002      26.80           24.13          5,043
                                                     2003      24.13           31.61          5,303
                                                     2004      31.61           34.32          5,348
                                                     2005      34.32           37.28          5,416
                                                     2006      37.28           41.41          4,400
Harris Oakmark International Division -- Class
  E(f).............................................. 2002      10.60            8.85             42
                                                     2003       8.85           11.82            594
                                                     2004      11.82           14.09          1,793
                                                     2005      14.09           15.90          3,247
                                                     2006      15.90           20.26          4,690
Harris Oakmark Large Cap Value Division(e).......... 1998      10.00            9.71            385
                                                     1999       9.71            8.93          3,630
                                                     2000       8.93            9.91          4,947
                                                     2001       9.91           11.59         16,421
                                                     2002      11.59            9.83         19,478
                                                     2003       9.83           12.18         18,730
                                                     2004      12.18           13.40         18,015
                                                     2005      13.40           13.05         16,233
                                                     2006      13.05           15.23         13,096
Jennison Growth Division............................ 2005       4.12            4.98          5,029
                                                     2006       4.98            5.05          4,487
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i)........................... 2000       9.81            7.24          2,554
                                                     2001       7.24            4.94          5,531
                                                     2002       4.94            3.47          5,941
                                                     2003       3.47            4.31          6,162
                                                     2004       4.31            4.47          5,450
                                                     2005       4.47            4.08          2,161
Lazard Mid Cap Division -- Class E(f)............... 2002      11.41            9.70            341
                                                     2003       9.70           12.10            799
                                                     2004      12.10           13.68            970
                                                     2005      13.68           14.62          1,005
                                                     2006      14.62           16.57            995

B-PPA- 66

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(g)(h).................... 2001    $ 10.03         $  7.78          1,020
                                                     2002       7.78            5.33          1,506
                                                     2003       5.33            6.82          1,648
                                                     2004       6.82            7.33          1,574
                                                     2005       7.33            8.24            600
                                                     2006       8.24            8.01          1,614
Legg Mason Value Equity Division.................... 2006       9.61           10.33          1,119
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(l)................................ 2001       9.39            8.35            493
                                                     2002       8.35            6.58            795
                                                     2003       6.58            7.92            847
                                                     2004       7.92            8.71          1,131
                                                     2005       8.71            9.22          1,085
                                                     2006       9.22            9.66          1,085
Lehman Brothers(R) Aggregate Bond Division(e)....... 1998      10.00           10.11            793
                                                     1999      10.11            9.85          7,736
                                                     2000       9.85           10.84         11,151
                                                     2001      10.84           11.51         17,518
                                                     2002      11.51           12.53         20,055
                                                     2003      12.53           12.82         20,050
                                                     2004      12.82           13.18         22,529
                                                     2005      13.18           13.29         21,998
                                                     2006      13.29           13.67         20,187
Loomis Sayles Small Cap Division(a)................. 2000      25.78           25.52            353
                                                     2001      25.52           22.98            654
                                                     2002      22.98           17.80            759
                                                     2003      17.80           24.00            811
                                                     2004      24.00           27.58            827
                                                     2005      27.58           29.13            863
                                                     2006      29.13           33.58          1,062

                                                                       B-PPA- 67

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division(d).............. 1997    $ 10.00         $ 10.50          2,375
                                                     1998      10.50            9.59          3,882
                                                     1999       9.59           11.16          4,708
                                                     2000      11.16           10.92          5,292
                                                     2001      10.92           10.64          5,375
                                                     2002      10.64           10.65          4,921
                                                     2003      10.65           12.57          5,370
                                                     2004      12.57           13.46          5,243
                                                     2005      13.46           13.54          5,163
                                                     2006      13.54           14.62          5,043
Met/AIM Small Cap Growth Division -- Class E(f)..... 2002      11.24            8.51            129
                                                     2003       8.51           11.68            317
                                                     2004      11.68           12.30            323
                                                     2005      12.30           13.17            359
                                                     2006      13.17           14.87            412
MetLife Mid Cap Stock Index Division(a)............. 2000      10.00           10.62          5,492
                                                     2001      10.62           10.36          8,076
                                                     2002      10.36            8.71         10,595
                                                     2003       8.71           11.61         11,375
                                                     2004      11.61           13.30          9,542
                                                     2005      13.30           14.75          9,545
                                                     2006      14.75           16.04          9,101
MetLife Stock Index Division........................ 1997      22.43           29.27         58,817
                                                     1998      29.27           37.08         71,196
                                                     1999      37.08           44.24         79,701
                                                     2000      44.24           39.61         83,774
                                                     2001      39.61           34.36         80,859
                                                     2002      34.36           26.36         73,948
                                                     2003      26.36           33.38         69,957
                                                     2004      33.38           36.44         67,005
                                                     2005      36.44           37.66         61,178
                                                     2006      37.66           42.95         53,415

B-PPA- 68

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MFS Research International Division(h).............. 2001    $ 10.00         $  8.73            408
                                                     2002       8.73            7.62            830
                                                     2003       7.62            9.96            972
                                                     2004       9.96           11.77          1,281
                                                     2005      11.77           13.58          1,544
                                                     2006      13.58           17.02          3,004
MFS Total Return Division -- Class E(k)............. 2004      10.04           10.93            541
                                                     2005      10.93           11.12          1,421
                                                     2006      11.12           12.30          1,656
Morgan Stanley EAFE(R) Index Division(e)............ 1998      10.00           10.79            341
                                                     1999      10.79           13.31          3,867
                                                     2000      13.31           11.24          8,036
                                                     2001      11.24            8.69         11,009
                                                     2002       8.69            7.15         12,551
                                                     2003       7.15            9.72         12,721
                                                     2004       9.72           11.49         10,709
                                                     2005      11.49           12.85         10,291
                                                     2006      12.85           15.96         10,009
Neuberger Berman Mid Cap Value Division(e).......... 1998      10.00           10.72            297
                                                     1999      10.72           12.46          2,437
                                                     2000      12.46           15.78          7,503
                                                     2001      15.78           15.19          9,095
                                                     2002      15.19           13.56          9,177
                                                     2003      13.56           18.28          9,002
                                                     2004      18.28           22.20         10,311
                                                     2005      22.20           24.61         11,156
                                                     2006      24.61           27.09          9,645
Neuberger Berman Real Estate Division -- Class
  E(k).............................................. 2004       9.99           12.86          1,461
                                                     2005      12.86           14.41          3,143
                                                     2006      14.41           19.58          5,319
Oppenheimer Capital Appreciation Division -- Class
  E(m).............................................. 2005      10.02           10.90             65
                                                     2006      10.90           11.60            164

                                                                       B-PPA- 69

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division(b)............... 1997    $ 10.00         $ 10.84          4,826
                                                     1998      10.84           12.42          7,714
                                                     1999      12.42           15.36          9,322
                                                     2000      15.36           14.92         11,688
                                                     2001      14.92           12.37         12,089
                                                     2002      12.37           10.26         10,865
                                                     2003      10.26           13.22         10,015
                                                     2004      13.22           15.20          9,062
                                                     2005      15.20           17.44          8,299
                                                     2006      17.44           20.09          7,630
PIMCO Inflation Protected Bond Division(n).......... 2006      11.07           11.19            275
PIMCO Total Return Division(h)...................... 2001      10.00           10.54          2,743
                                                     2002      10.54           11.41          8,937
                                                     2003      11.41           11.78          9,775
                                                     2004      11.78           12.24          9,739
                                                     2005      12.24           12.39         10,725
                                                     2006      12.39           12.83          9,738
RCM Technology Division (formerly RCM Global
  Technology Division)(h)........................... 2001      10.00            7.44          2,035
                                                     2002       7.44            3.63          2,782
                                                     2003       3.63            5.66          6,376
                                                     2004       5.66            5.35          5,501
                                                     2005       5.35            5.88          4,228
                                                     2006       5.88            6.13          3,454
Russell 2000(R) Index Division(e)................... 1998      10.00           10.52            598
                                                     1999      10.52           12.76          5,393
                                                     2000      12.76           12.12          9,115
                                                     2001      12.12           12.08          9,631
                                                     2002      12.08            9.48         10,366
                                                     2003       9.48           13.68         10,958
                                                     2004      13.68           15.92          9,451
                                                     2005      15.92           16.43          8,754
                                                     2006      16.43           19.14          8,072

B-PPA- 70

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division(e).......... 1998    $ 10.00         $ 11.00            407
                                                     1999      11.00           13.28          3,394
                                                     2000      13.28           13.05         12,475
                                                     2001      13.05           11.62         12,076
                                                     2002      11.62            8.80         10,694
                                                     2003       8.80           11.38         10,541
                                                     2004      11.38           12.35          9,724
                                                     2005      12.35           13.00          8,794
                                                     2006      13.00           14.54          7,871
T. Rowe Price Mid-Cap Growth Division(h)............ 2001      10.00            8.42          1,519
                                                     2002       8.42            4.66          2,342
                                                     2003       4.66            6.31          3,462
                                                     2004       6.31            7.36          4,025
                                                     2005       7.36            8.35          4,625
                                                     2006       8.35            8.79          4,609
T. Rowe Price Small Cap Growth Division(b).......... 1997      10.00           11.75          6,932
                                                     1998      11.75           12.01         13,124
                                                     1999      12.01           15.18         14,008
                                                     2000      15.18           13.63         19,426
                                                     2001      13.63           12.25         18,640
                                                     2002      12.25            8.87         16,726
                                                     2003       8.87           12.34         15,888
                                                     2004      12.34           13.54         14,106
                                                     2005      13.54           14.84         12,483
                                                     2006      14.84           15.23         10,952
Western Asset Management Strategic Bond
  Opportunities Division(h)......................... 2001      15.75           16.21            494
                                                     2002      16.21           17.55          1,215
                                                     2003      17.55           19.52          2,157
                                                     2004      19.52           20.55          2,415
                                                     2005      20.55           20.88          3,189
                                                     2006      20.88           21.66          3,134
Western Asset Management U.S. Government
  Division(h)....................................... 2001      14.55           15.07          1,178
                                                     2002      15.07           16.07          3,843
                                                     2003      16.07           16.13          3,166
                                                     2004      16.13           16.41          2,998
                                                     2005      16.41           16.49          3,099
                                                     2006      16.49           16.96          2,936

                                                                       B-PPA- 71

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation Division.............. 2005    $  9.99         $ 11.17            143
                                                     2006      11.17           12.81            628
MetLife Conservative Allocation Division............ 2005       9.99           10.32            188
                                                     2006      10.32           10.93            774
MetLife Conservative to Moderate Allocation
  Division.......................................... 2005       9.99           10.55            824
                                                     2006      10.55           11.44          2,444
MetLife Moderate Allocation Division................ 2005       9.99           10.77          1,278
                                                     2006      10.77           11.93          4,488
MetLife Moderate to Aggressive Allocation
  Division.......................................... 2005       9.99           11.00            653
                                                     2006      11.00           12.44          2,721

----------------
NOTES:

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception Date: May 1, 2002.
(g) The assets of Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in The Met/Putnam Voyager Division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.
(l) The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors
     Trust Division.
(m)  Inception Date: May 1, 2005.
(n)  Inception Date: May 1, 2006.

B-PPA- 72

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/ TRUST                        LEGAL NAME OF PORTFOLIO SERIES                       MARKETING NAME
------------------                    --------------------------------------       --------------------------------------
AMERICAN FUNDS INSURANCE SERIES                     Bond Fund                             American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES          Global Small Capitalization Fund               American Funds Global Small
                                                                                            Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES                 Growth-Income Fund                   American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                    Growth Fund                           American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.           FI International Stock Portfolio             FI International Stock Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.                FI Large Cap Portfolio                 FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.          FI Mid Cap Opportunities Portfolio           FI Mid Cap Opportunities Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.              FI Value Leaders Portfolio             FI Value Leaders Portfolio (Fidelity)

                                                                       B-PPA- 73

APPENDIX D

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL

RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

B-PPA- 74

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................      1
TABLE OF CONTENTS...........................................      1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............      2
SERVICES....................................................      2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................      2
EARLY WITHDRAWAL CHARGE.....................................      4
EXPERIENCE FACTOR...........................................      4
VARIABLE INCOME PAYMENTS....................................      4
INVESTMENT MANAGEMENT FEES..................................      7
ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................     11
VOTING RIGHTS...............................................     12
ERISA.......................................................     13
TAXES.......................................................     14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................    F-1
FINANCIAL STATEMENTS OF METLIFE.............................    F-1

                                                                       B-PPA- 75

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                 (METLIFE LOGO)

                                                             APRIL 30, 2007

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Income Annuity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

INCOME ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  AMERICAN FUNDS GROWTH                      LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               LORD ABBETT BOND DEBENTURE
  BLACKROCK AGGRESSIVE GROWTH                MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK BOND INCOME                      MFS(R) TOTAL RETURN
  BLACKROCK DIVERSIFIED                      MET/AIM SMALL CAP GROWTH
  BLACKROCK LARGE-CAP CORE                   METLIFE MID CAP STOCK INDEX
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   METLIFE STOCK INDEX
  BLACKROCK LARGE CAP VALUE                  MORGAN STANLEY EAFE(R) INDEX
  BLACKROCK LEGACY LARGE CAP GROWTH          NEUBERGER BERMAN MID CAP VALUE
  BLACKROCK STRATEGIC VALUE                  NEUBERGER BERMAN REAL ESTATE
  DAVIS VENTURE VALUE                        OPPENHEIMER CAPITAL APPRECIATION
  FI INTERNATIONAL STOCK                     OPPENHEIMER GLOBAL EQUITY
  FI MID CAP OPPORTUNITIES                   PIMCO TOTAL RETURN
  FI VALUE LEADERS                           RCM TECHNOLOGY
  FRANKLIN TEMPLETON SMALL CAP GROWTH          (FORMERLY, RCM GLOBAL TECHNOLOGY)
  HARRIS OAKMARK FOCUSED VALUE               RUSSELL 2000(R) INDEX
  HARRIS OAKMARK INTERNATIONAL               T. ROWE PRICE LARGE CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             T. ROWE PRICE MID-CAP GROWTH
  JANUS FORTY                                T. ROWE PRICE SMALL CAP GROWTH
  JENNISON GROWTH                            WESTERN ASSET MANAGEMENT STRATEGIC BOND
  LAZARD MID-CAP                               OPPORTUNITIES
  LEGG MASON PARTNERS AGGRESSIVE GROWTH      WESTERN ASSET MANAGEMENT U.S.
    (FORMERLY, JANUS AGGRESSIVE GROWTH)      GOVERNMENT
  LEGG MASON VALUE EQUITY



                             ASSET ALLOCATION PORTFOLIOS
  METLIFE AGGRESSIVE ALLOCATION              METLIFE MODERATE ALLOCATION
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE             ALLOCATION
    ALLOCATION


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-72 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  C-PPA-4
TABLE OF EXPENSES..................... .....................  C-PPA-6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISON.... ...  C-PPA-13
METLIFE.......................... ..........................  C-PPA-14
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  C-PPA-14
VARIABLE ANNUITIES..................... ....................  C-PPA-14
   A Deferred Annuity.......................................  C-PPA-15
   An Income Annuity........................................  C-PPA-15
YOUR INVESTMENT CHOICES.................. ..................  C-PPA-15
   Certain Payments We Receive With Regard to the
     Portfolios.............................................  C-PPA-18
DEFERRED ANNUITIES..................... ....................  C-PPA-19
   The Deferred Annuity and Your Retirement Plan............  C-PPA-19
   Automated Investment Strategies..........................  C-PPA-20
   Purchase Payments........................................  C-PPA-21
      Allocation of Purchase Payments.......................  C-PPA-21
      Automated Purchase Payments...........................  C-PPA-21
      Limits on Purchase Payments...........................  C-PPA-21
   The Value of Your Investment.............................  C-PPA-22
   Transfers................................................  C-PPA-22
   Access to Your Money.....................................  C-PPA-25
      Systematic Withdrawal Program.........................  C-PPA-25
      Minimum Distribution..................................  C-PPA-27
   Contract Fee.............................................  C-PPA-27
   Charges..................................................  C-PPA-27
      Insurance-Related Charge..............................  C-PPA-27
      Investment-Related Charge.............................  C-PPA-27
   Premium and Other Taxes..................................  C-PPA-28
   Early Withdrawal Charges.................................  C-PPA-28
      When No Early Withdrawal Charge Applies...............  C-PPA-29
      When A Different Early Withdrawal Charge May Apply....  C-PPA-31
   Free Look................................................  C-PPA-31
   Death Benefit............................................  C-PPA-31
   Pay-Out Options (or Income Options)......................  C-PPA-32
INCOME ANNUITIES...................... .....................  C-PPA-33
   Income Payment Types.....................................  C-PPA-34
   Minimum Size of your Income Payment......................  C-PPA-35
   The Value of Your Income Payments........................  C-PPA-35
   Reallocations............................................  C-PPA-37


C-PPA- 2

   Contract Fee.................................................................................................  C-PPA-40
   Charges......................................................................................................  C-PPA-40
      Insurance-Related or Separate Account Charge..............................................................  C-PPA-40
      Investment-Related Charge.................................................................................  C-PPA-40
   Premium and Other Taxes......................................................................................  C-PPA-40
   Free Look....................................................................................................  C-PPA-41
GENERAL INFORMATION.............................................. ..............................................  C-PPA-41
   Administration...............................................................................................  C-PPA-41
      Purchase Payments.........................................................................................  C-PPA-41
      Confirming Transactions...................................................................................  C-PPA-42
      Processing Transactions...................................................................................  C-PPA-42
        By Telephone or Internet................................................................................  C-PPA-42
        After Your Death........................................................................................  C-PPA-43
        Misstatement............................................................................................  C-PPA-43
        Third Party Requests....................................................................................  C-PPA-43
        Valuation -- Suspension of Payments.....................................................................  C-PPA-43
   Advertising Performance......................................................................................  C-PPA-44
   Changes to Your Deferred Annuity or Income Annuity...........................................................  C-PPA-45
   Voting Rights................................................................................................  C-PPA-46
   Who Sells the Deferred Annuities and Income Annuities........................................................  C-PPA-46
   Financial Statements.........................................................................................  C-PPA-48
   Your Spouse's Rights.........................................................................................  C-PPA-48
   When We Can Cancel Your Deferred Annuity or Income Annuity...................................................  C-PPA-48
INCOME TAXES.................................................. .................................................  C-PPA-48
LEGAL PROCEEDINGS............................................... ...............................................  C-PPA-60
APPENDIX A PREMIUM TAX TABLE.......................................... .........................................  C-PPA-61
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION........................ .......................  C-PPA-62
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES................................. ................................  C-PPA-73
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION.................... ...................  C-PPA-74

The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.
                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

C-PPA- 4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.

                                                                        C-PPA- 5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES
The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase)(1)..............................................    Up to 7%
   Exchange Fee for Deferred Annuities......................        None
   Surrender Fee for Deferred Annuities.....................        None
   Income Annuity Contract Fee..............................        None
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

    DURING PURCHASE PAYMENT YEAR
    1...........................................................      7%
    2...........................................................      6%
    3...........................................................      5%
    4...........................................................      4%
    5...........................................................      3%
    6...........................................................      2%
    7...........................................................      1%
    THEREAFTER..................................................      0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.
--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities(2)...............    None
Separate Account Charge (as a percentage of your average
  account value)(3)
   General Administrative Expenses Charge...................    .20%
   Mortality and Expense Risk Charge........................    .75%
   Total Separate Account Annual Charge(3).......... Maximum
     Guaranteed Charge:                                         .95%

2 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITY. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------
The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.05%
   After Waiver and/or Reimbursement of Expenses(4).............        0.29%     1.05%

C-PPA- 6

4 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

              PORTFOLIO                         PERCENTAGE BEFORE WAIVER                    PERCENTAGE AFTER WAIVER
              ---------                         ------------------------                    -----------------------
METLIFE STOCK INDEX PORTFOLIO           0.25                                       0.243
T. ROWE PRICE LARGE CAP GROWTH          0.65 OF THE FIRST $50 MILLION              0.635 OF THE FIRST $50 MILLION
 PORTFOLIO                              0.60 OF THE EXCESS OVER $50 MILLION        0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO   0.25                                       0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO       0.90 OF THE FIRST $500 MILLION             0.85 OF THE FIRST $500 MILLION
                                        0.85 OF THE EXCESS OVER $500 MILLION       0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) INDEX PORTFOLIO         0.25                                       0.243
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO  0.30                                       0.293
LEHMAN BROTHERS(R) AGGREGATE BOND       0.25                                       0.244
 INDEX PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO         0.40 OF THE FIRST $1 BILLION               0.40 OF THE FIRST $1 BILLION
                                        0.35 OF THE NEXT $1 BILLION                0.325 OF THE NEXT $1 BILLION
                                        0.30 OF THE NEXT $1 BILLION                0.30 OF THE NEXT $1 BILLION
                                        0.25 OF THE EXCESS OVER $3 BILLION         0.25 OF THE EXCESS OVER $3 BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        C-PPA- 7

                                                                                                     B              A+B=C
                                                                                      A        OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                 MANAGEMENT       BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)     FEES      REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth Portfolio(12)...                                         0.72           0.06             0.78
BlackRock Bond Income Portfolio(4)(6)(12)...                                         0.39           0.07             0.46
BlackRock Diversified Portfolio(12)...                                               0.44           0.07             0.51
BlackRock Large Cap Value Portfolio(12)(23)...                                       0.70           0.11             0.81
BlackRock Legacy Large Cap Growth Portfolio(12)...                                   0.73           0.07             0.80
BlackRock Strategic Value Portfolio(12)...                                           0.82           0.06             0.88
Davis Venture Value Portfolio...                                                     0.71           0.04             0.75
FI International Stock Portfolio(11)...                                              0.85           0.13             0.98
FI Mid Cap Opportunities Portfolio(10)...                                            0.68           0.06             0.74
FI Value Leaders Portfolio...                                                        0.64           0.07             0.71
Franklin Templeton Small Cap Growth Portfolio(23)...                                 0.90           0.15             1.05
Harris Oakmark Focused Value Portfolio...                                            0.72           0.05             0.77
Harris Oakmark Large Cap Value Portfolio...                                          0.72           0.06             0.78
Jennison Growth Portfolio(13)...                                                     0.63           0.05             0.68
Lehman Brothers(R) Aggregate Bond Index Portfolio(4)...                              0.25           0.06             0.31
Loomis Sayles Small Cap Portfolio(4)...                                              0.90           0.07             0.97
MFS(R) Total Return Portfolio(22)...                                                 0.53           0.05             0.58
MetLife Mid Cap Stock Index Portfolio(4)(24)...                                      0.25           0.07             0.33
MetLife Stock Index Portfolio(4)...                                                  0.25           0.05             0.30
Morgan Stanley EAFE(R) Index Portfolio(4)(28)...                                     0.30           0.13             0.45
Neuberger Berman Mid Cap Value Portfolio(22)...                                      0.65           0.06             0.71
Oppenheimer Global Equity Portfolio(14)...                                           0.53           0.09             0.62
Russell 2000(R) Index Portfolio(4)...                                                0.25           0.09             0.36
T. Rowe Price Large Cap Growth Portfolio(4)...                                       0.60           0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...                                          0.51           0.07             0.58
Western Asset Management Strategic Bond Opportunities Portfolio(17)...               0.63           0.07             0.70
Western Asset Management U.S. Government Portfolio(17)...                            0.50           0.07             0.57

                                                                                                       C-D=E
                                                                                        D          TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/       AFTER WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)  REIMBURSEMENT    REIMBURSEMENT
--------------------------------------------------------------------------------  -------------------------------
BlackRock Aggressive Growth Portfolio(12)...                                           0.00             0.78
BlackRock Bond Income Portfolio(4)(6)(12)...                                           0.01             0.45
BlackRock Diversified Portfolio(12)...                                                 0.00             0.51
BlackRock Large Cap Value Portfolio(12)(23)...                                         0.00             0.81
BlackRock Legacy Large Cap Growth Portfolio(12)...                                     0.00             0.80
BlackRock Strategic Value Portfolio(12)...                                             0.00             0.88
Davis Venture Value Portfolio...                                                       0.00             0.75
FI International Stock Portfolio(11)...                                                0.00             0.98
FI Mid Cap Opportunities Portfolio(10)...                                              0.00             0.74
FI Value Leaders Portfolio...                                                          0.00             0.71
Franklin Templeton Small Cap Growth Portfolio(23)...                                   0.00             1.05
Harris Oakmark Focused Value Portfolio...                                              0.00             0.77
Harris Oakmark Large Cap Value Portfolio...                                            0.00             0.78
Jennison Growth Portfolio(13)...                                                       0.00             0.68
Lehman Brothers(R) Aggregate Bond Index Portfolio(4)...                                0.01             0.30
Loomis Sayles Small Cap Portfolio(4)...                                                0.05             0.92
MFS(R) Total Return Portfolio(22)...                                                   0.00             0.58
MetLife Mid Cap Stock Index Portfolio(4)(24)...                                        0.01             0.32
MetLife Stock Index Portfolio(4)...                                                    0.01             0.29
Morgan Stanley EAFE(R) Index Portfolio(4)(28)...                                       0.01             0.44
Neuberger Berman Mid Cap Value Portfolio(22)...                                        0.00             0.71
Oppenheimer Global Equity Portfolio(14)...                                             0.00             0.62
Russell 2000(R) Index Portfolio(4)...                                                  0.01             0.35
T. Rowe Price Large Cap Growth Portfolio(4)...                                         0.00             0.68
T. Rowe Price Small Cap Growth Portfolio...                                            0.00             0.58
Western Asset Management Strategic Bond Opportunities Portfolio(17)...                 0.00             0.70
Western Asset Management U.S. Government Portfolio(17)...                              0.00             0.57

                                                                                  A+B=C
                                                     A              B         TOTAL EXPENSES
                                                 MANAGEMENT       OTHER       BEFORE WAIVER/
ASSET ALLOCATION PORTFOLIOS(16)                     FEES        EXPENSES      REIMBURSEMENT
--------------------------------------------------------------------------------------------
MetLife Conservative Allocation Portfolio(4)...     0.10          0.09             0.19
MetLife Conservative to Moderate Allocation
  Portfolio(4).................................     0.10          0.02             0.12
MetLife Moderate Allocation Portfolio(4).......     0.10          0.01             0.11
MetLife Moderate to Aggressive Allocation
  Portfolio(4).................................     0.10          0.01             0.11
MetLife Aggressive Allocation Portfolio(4).....     0.10          0.07             0.17

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                       D              C-D=E             ESTIMATED NET
                                                    WAIVER/      NET TOTAL ANNUAL        EXPENSES OF
ASSET ALLOCATION PORTFOLIOS(16)                  REIMBURSEMENT       EXPENSES       UNDERLYING PORTFOLIOS
-----------------------------------------------  --------------------------------------------------------
MetLife Conservative Allocation Portfolio(4)...      0.09              0.10                 0.71
MetLife Conservative to Moderate Allocation
  Portfolio(4).................................      0.02              0.10                 0.75
MetLife Moderate Allocation Portfolio(4).......      0.01              0.10                 0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(4).................................      0.01              0.10                 0.85
MetLife Aggressive Allocation Portfolio(4).....      0.07              0.10                 0.85

C-PPA- 8

                                                                                                     B              A+B=C
                                                                                      A        OTHER EXPENSES   TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                MANAGEMENT       BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)     FEES      REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core Portfolio(12)(20)(26)(27)...                                0.63           0.22             0.85
Harris Oakmark International Portfolio(25)...                                        0.78           0.13             0.91
Janus Forty Portfolio(26)(29)...                                                     0.65           0.13             1.06
Lazard Mid-Cap Portfolio(19)...                                                      0.70           0.06             0.76
Legg Mason Partners Aggressive Growth(8)(21)(27)...                                  0.63           0.09             0.72
Legg Mason Value Equity Portfolio(9)(18)(23)...                                      0.64           0.08             0.72
Lord Abbett Bond Debenture Portfolio(6)...                                           0.50           0.04             0.54
MFS(R) Research International Portfolio...                                           0.72           0.14             0.86
Met/AIM Small Cap Growth Portfolio(27)...                                            0.87           0.06             0.93
Neuberger Berman Real Estate Portfolio...                                            0.64           0.04             0.68
Oppenheimer Capital Appreciation Portfolio(27)...                                    0.57           0.05             0.62
PIMCO Total Return Portfolio...                                                      0.50           0.05             0.55
RCM Technology Portfolio(15)(23)(27)...                                              0.88           0.14             1.02
T. Rowe Price Mid-Cap Growth Portfolio(7)...                                         0.75           0.04             0.79

                                                                                                      C-D=E
                                                                                        D         TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                   WAIVER/      AFTER WAIVER/
for fiscal year ending December 31, 2006 (as a percentage of average net assets)  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------  ------------------------------
BlackRock Large-Cap Core Portfolio(12)(20)(26)(27)...                                  0.00            0.85
Harris Oakmark International Portfolio(25)...                                          0.00            0.91
Janus Forty Portfolio(26)(29)...                                                       0.00            1.06
Lazard Mid-Cap Portfolio(19)...                                                        0.00            0.76
Legg Mason Partners Aggressive Growth(8)(21)(27)...                                    0.00            0.72
Legg Mason Value Equity Portfolio(9)(18)(23)...                                        0.00            0.72
Lord Abbett Bond Debenture Portfolio(6)...                                             0.00            0.54
MFS(R) Research International Portfolio...                                             0.00            0.86
Met/AIM Small Cap Growth Portfolio(27)...                                              0.00            0.93
Neuberger Berman Real Estate Portfolio...                                              0.00            0.68
Oppenheimer Capital Appreciation Portfolio(27)...                                      0.00            0.62
PIMCO Total Return Portfolio...                                                        0.00            0.55
RCM Technology Portfolio(15)(23)(27)...                                                0.00            1.02
T. Rowe Price Mid-Cap Growth Portfolio(7)...                                           0.00            0.79

                                                                       C             A+B+C=D                           D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES          A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(5)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Portfolio...............................     0.72      0.25         0.05             1.02            0.00             1.02
American Funds Growth Portfolio...........     0.32      0.25         0.02             0.59            0.00             0.59
American Funds Growth-Income Portfolio....     0.28      0.25         0.01             0.54            0.00             0.54

5 THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE AMERICAN FUNDS.

6 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

7 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

8 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

9 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS RESEARCH MANAGERS PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND.

10 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

11 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

12 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

                    PRIOR PORTFOLIO NAME                                  NEW PORTFOLIO NAME
                    --------------------                                  ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO             BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO                        BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO                   BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO                   BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO              BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO              BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO               BLACKROCK LARGE CAP VALUE PORTFOLIO

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.
                                                                        C-PPA- 9

14 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

15 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

16 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

17 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                  OLD PORTFOLIO NAME                                        NEW PORTFOLIO NAME
                  ------------------                                        ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND
                                                        PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO              WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

18 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

19 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

20 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

21 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

22 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

23 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

                       PORTFOLIO                                                PERCENTAGE
                       ---------                                                ----------
BLACKROCK LARGE CAP VALUE                                                          0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                                                0.03
LEGG MASON VALUE EQUITY                                                            0.02
RCM TECHNOLOGY                                                                     0.04

24 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

25 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

26 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

27 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.

28 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXPENSES," WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

29 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007.

C-PPA- 10

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $853         $1,122         $1,376         $2,318
Minimum...................................................      $783         $  896         $  985         $1,507

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a Maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $783         $1,072         $1,362         $2,318
Minimum...................................................      $713         $  854         $  985         $1,507

                                                                       C-PPA- 11

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   there is a maximum Separate Account charge of 0.95%;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $203         $627          $1,076         $2,318
Minimum....................................................      $127         $396          $  685         $1,507

C-PPA- 12

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B

                                                                       C-PPA- 13

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.
C-PPA- 14

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA, such as the availability of a guaranteed income for life or the death benefit.

The Deferred Annuity is no longer available. Current contract owners may continue to make additional purchase payments.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.

The investment choices are listed in alphabetical order, (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and
                                                                       C-PPA- 15
bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

                   PORTFOLIOS                                      INVESTMENT OBJECTIVES
                   ----------                                      ---------------------
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing
                                                  in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit
                                                  investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of
                                                  capital appreciation
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in
                                                  common stocks or other equity securities

C-PPA- 16

                   PORTFOLIOS                                      INVESTMENT OBJECTIVES
                   ----------                                      ---------------------
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity
                                                  for capital appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard &
                                                  Poor's(R) Mid Cap 400 Composite Stock Price Index ("S&P
                                                  Mid Cap 400 Index")
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard &
                                                  Poor's(R) 500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation
                                                  and current income
Oppenheimer Capital Appreciation                  Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the
                                                  preservation of capital and prudent investment
                                                  management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily,
                                                  dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with
  Opportunities Portfolio                         preservation of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with
  Portfolio                                       preservation of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks a high level of current income, with growth of
                                                  capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks a high total return in the form of income and
  Portfolio                                       growth of capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income
                                                  and growth of capital, with a greater emphasis on growth
                                                  of capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio


Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Deferred Annuity Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore,

                                                                       C-PPA- 17
no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund or American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or sub-investment manager of an Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of an Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment manager fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios

C-PPA- 18
and the Statement of Additional Information for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified                  * Roth IRAs (Roth Individual
* Traditional IRA (Individual      Retirement Annuities)
  Retirement Annuities)          * Unallocated Keogh

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan
                                                                       C-PPA- 19
administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR (SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any earnings.

THE EQUALIZER (SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR (SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.
C-PPA- 20

THE ALLOCATOR (SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*  Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the

                                                                       C-PPA- 21

Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

* A withdrawal should you leave your job (for the unallocated Keogh Deferred Annuity).

* Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire.

*  Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*  Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525. (50 x $10.50 = $525)

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;
C-PPA- 22

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful
                                                                       C-PPA- 23
reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

C-PPA- 24

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owners or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal

                                                                       C-PPA- 25

Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be take out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge

C-PPA- 26
and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

                                                                       C-PPA- 27

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                       During Purchase Payment Year



    Year                    1    2    3    4    5    6    7   8 & Later
    Percentage             7%   6%   5%   4%   3%   2%   1%      0%

C-PPA- 28

Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

     --   Unallocated Keogh Deferred Annuity, 20%.

     -- Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You

                                                                       C-PPA- 29
   may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                      Contract Year
     1*          2          3          4          5
     20%        25%      33 1/3%      50%     remainder



  * Less that Contract Year's withdrawals

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

*  If you retire:

     -- For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

     --   For certain IRA Deferred Annuities, if you retire from the employer.

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

*  If you leave your job:

     -- For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

     -- For certain IRA Deferred Annuities, if you leave your job with the employer.

     -- If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the Contract.

* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer is subject to the usual early withdrawal charge schedule.

C-PPA- 30

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*  Amounts transferred before January 1, 1996:

   We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:

              During Purchase Payment Year
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

*  Transferred amounts on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original
          Contract:

                   After the Transfer
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail or your age. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.

                                                                       C-PPA- 31

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documents in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.
C-PPA- 32

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified                                      *  Roth IRAs
*  Unallocated Keogh                                  *  Traditional IRAs

If you have accumulated amounts in any of the listed investment vehicles (for example, Traditional IRAs, ROTH IRAs, Keoghs, 401(k)s), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

                                                                       C-PPA- 33

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.

*  Many times the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations the choice of percentage reductions and/or the duration of the guarantee period may be limited.

When deciding how to receive income, consider:

*  The amount of income you need;

*  The amount you expect to receive from other sources;

*  The growth potential of other investments; and

*  How long you would like your income to last.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. We reserve the right to commute or otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.
C-PPA- 34

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new

                                                                       C-PPA- 35
contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be written 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the resulting number is the net investment return) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (Separate Account charge) (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

C-PPA- 36

REALLOCATIONS

You can reallocate among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate your income payments.

For us to process a reallocation, you must tell us:

     --   The percentage of the income payment to be reallocated;

     -- The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

     -- The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     -- Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity

                                                                       C-PPA- 37
          purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract owners or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolio's ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

C-PPA- 38

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all reallocation/transfer requests to and from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other

                                                                       C-PPA- 39
insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.
C-PPA- 40

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.
                                                                       C-PPA- 41

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations; withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

C-PPA- 42

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

                                                                       C-PPA- 43

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     -- during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the
C-PPA- 44

Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

                                                                       C-PPA- 45

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our C-PPA- 46 affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.

We or our affiliates also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we or our affiliates pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

Our sales representatives and their managers may be eligible for cash compensation such as bonuses, equity awards, such as stock options, training allowances, supplemental salary, payments based on a percentage of the Contract's Account Balance, financial arrangements, marketing support, medical and other insurance benefits, retirement benefits and other benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us or our affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to be eligible for the cash compensation and in order to maintain employment with us. Managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Sales representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. We also pay the business unit responsible for the operation of our distribution system.

The receipt of this cash compensation may provide sales representatives and their managers with an incentive to favor the sale of proprietary products.

                                                                       C-PPA- 47

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.

If we do cancel your Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about
C-PPA- 48
your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.


Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.


WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

                                                                       C-PPA- 49

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                         Type of Contract
                                                                -----------------------------------
                                                                   Non       Trad.    Roth
                                                                Qualified     IRA     IRA     Keogh
                                                                ---------    -----    ----    -----
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)             x          x       x        x
After you die                                                       x          x       x        x
After you become totally disabled (as defined in the Code)          x          x       x        x
Separation from service if you are over 55                          x
To pay deductible medical expenses                                             x       x        x
To pay medical insurance premiums if you are unemployed                        x       x
For qualified higher education expenses, or                                    x       x
For qualified first time home purchases up to $10,000                          x       x
After December 31, 1999 for IRS levies                                         x       x        x
Certain immediate income annuities providing a series of
substantially equal periodic payments made annually (or more
frequently) over the specified payment period                       x
Payment to alternate payess pursuant to qualified domestic
relations order                                                     x
(*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (including but not limited to the Earnings Preservation Benefit) and certain living benefits (e.g. Guaranteed Withdrawal Benefit and the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

C-PPA- 50

GUARANTEED WITHDRAWAL BENEFITS If you have purchased the Guaranteed Withdrawal Benefit, Enhanced Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee Benefit, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to tax report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

                                                                       C-PPA- 51

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

C-PPA- 52

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

                                                                       C-PPA- 53

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).
C-PPA- 54

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

* Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

*  Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

                                                                       C-PPA- 55

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

Rollovers into Your SIMPLE IRA. You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.

C-PPA- 56

Rollovers from Your SIMPLE IRA. Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS


Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).


You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. Also, if you are an active participant in a retirement plan of an employer, your contributions may be limited. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

                                                                       C-PPA- 57

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a ROTH IRA.

Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

Unless you elect otherwise, amounts converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS


Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.


DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

C-PPA- 58

KEOGH ANNUITIES

GENERAL

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax adviser.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.

Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are not subject to income tax, depending on your plan, however, this portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For Keogh Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

*  The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

In all other respects, the minimum distribution rules work similarly to those under IRAs. Consult your tax advisor.

                                                                       C-PPA- 59

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

C-PPA- 60

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                           Keogh, 401(a),
                                                                            401(k), and
                                                          IRA Deferred         403(a)          Non-Qualified
                                                           and Income       Deferred and        Deferred and
                                                          Annuities(1)    Income Annuities    Income Annuities
                                                          ------------    ----------------    ----------------
California............................................        0.5%(2)           0.5%                2.35%
Maine.................................................         --                --                  2.0%
Nevada................................................         --                --                  3.5%
Puerto Rico(3)........................................        3.0%              3.0%                 3.0%
South Dakota..........................................         --                --                 1.25%
West Virginia.........................................        1.0%              1.0%                 1.0%
Wyoming...............................................         --                --                  1.0%

----------------

1 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

2 WITH RESPECT TO DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

3  NEW TAX RATE EFFECTIVE JANUARY 1, 2006.

                                                                       C-PPA- 61

   APPENDIX B

    ACCUMULATION UNIT VALUES (IN DOLLARS)
This table shows fluctuations in the Accumulation Unit Value for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------

American Funds Global Small Capitalization
  Division(e).................................. 2001      $ 15.08           $ 13.77            13
                                                2002        13.77             11.04            46
                                                2003        11.04             16.80           170
                                                2004        16.80             20.11           363
                                                2005        20.11             24.98           443
                                                2006        24.98             30.70           743

American Funds Growth Division(e).............. 2001       145.96            124.55            13
                                                2002       124.55             93.21            68
                                                2003        93.21            126.32           117
                                                2004       126.32            140.76           178
                                                2005       140.76            162.02           168
                                                2006       162.02            176.90           259

American Funds Growth-Income Division(e)....... 2001        95.64             92.64            11
                                                2002        92.64             74.93            72
                                                2003        74.93             98.30           174
                                                2004        98.30            107.47           302
                                                2005       107.47            112.67           284
                                                2006       112.67            128.59           317

BlackRock Aggressive Growth Division........... 1997        35.98             38.02         1,925
                                                1998        38.02             42.82         1,875
                                                1999        42.82             56.51         1,751
                                                2000        56.51             51.71         1,852
                                                2001        51.71             39.05         1,971
                                                2002        39.05             27.57         1,655
                                                2003        27.57             38.45         1,590
                                                2004        38.45             43.03         1,507
                                                2005        43.03             47.18         1,356
                                                2006        47.18             49.89         1,235

C-PPA- 62

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c).............. 1997      $ 30.12           $ 32.77           457
                                                1998        32.77             35.51           572
                                                1999        35.51             34.37           527
                                                2000        34.37             37.87           475
                                                2001        37.87             40.64           562
                                                2002        40.64             43.61           502
                                                2003        43.61             45.72           465
                                                2004        45.72             47.30           430
                                                2005        47.30             47.99           428
                                                2006        47.99             49.64           435

BlackRock Diversified Division................. 1997        28.10             33.57           924
                                                1998        33.57             39.79         1,172
                                                1999        39.79             42.84         1,326
                                                2000        42.84             42.88         1,337
                                                2001        42.88             39.79         1,462
                                                2002        39.79             33.95         1,149
                                                2003        33.95             40.54         1,085
                                                2004        40.54             43.58         1,016
                                                2005        43.58             44.49           919
                                                2006        44.49             48.71           975

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................. 1997        47.18             60.00         1,130
                                                1998        60.00             76.18         1,304
                                                1999        76.18             89.40         1,356
                                                2000        89.40             83.10         1,342
                                                2001        83.10             68.31         1,374
                                                2002        68.31             49.99         1,145
                                                2003        49.99             64.49         1,097
                                                2004        64.49             70.82         1,011
                                                2005        70.82             72.67           905
                                                2006        72.67             82.15           829

BlackRock Large Cap Value Division(k).......... 2004        10.10             11.18             3
                                                2005        11.18             11.74             4
                                                2006        11.74             13.88            32

BlackRock Legacy Large Cap Growth
  Division(k).................................. 2004        10.08             11.10             0
                                                2005        11.10             11.76             0
                                                2006        11.76             12.14             0

                                                                       C-PPA- 63

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
BlackRock Strategic Value Division(a).......... 2000      $ 10.00           $ 12.26            69
                                                2001        12.26             14.09           443
                                                2002        14.09             10.98           769
                                                2003        10.98             16.33           943
                                                2004        16.33             18.66         1,133
                                                2005        18.66             19.25           990
                                                2006        19.25             22.26         1,299

Davis Venture Value Division(a)................ 2000        30.70             31.35            22
                                                2001        31.35             27.59           100
                                                2002        27.59             22.86           159
                                                2003        22.86             29.64           224
                                                2004        29.64             32.99           329
                                                2005        32.99             36.04           326
                                                2006        36.04             40.91           470

FI International Stock Division................ 1997        13.99             13.53         1,187
                                                1998        13.53             16.43         1,176
                                                1999        16.43             18.95         1,114
                                                2000        18.95             16.88         1,096
                                                2001        16.88             13.27         1,162
                                                2002        13.27             10.85         1,006
                                                2003        10.85             13.76           965
                                                2004        13.76             16.11           904
                                                2005        16.11             18.83         1,179
                                                2006        18.83             21.73         1,262

FI Mid Cap Opportunities Division(b)(j)........ 1997        10.00             12.72           272
                                                1998        12.72             17.28           763
                                                1999        17.28             38.17         2,653
                                                2000        38.17             26.00         3,856
                                                2001        26.00             16.14         4,759
                                                2002        16.14             11.35         4,044
                                                2003        11.35             15.13         4,103
                                                2004        15.13             17.57         3,924
                                                2005        17.57             18.61         3,336
                                                2006        18.61             20.62         3,690

C-PPA- 64

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
FI Value Leaders Division(k)................... 2004      $ 10.09           $ 11.43             0
                                                2005        11.43             12.53             3
                                                2006        12.53             13.89             0

Franklin Templeton Small Cap Growth
  Division(e).................................. 2001        10.00              8.82            25
                                                2002         8.82              6.30            50
                                                2003         6.30              9.05           108
                                                2004         9.05              9.99           119
                                                2005         9.99             10.36           126
                                                2006        10.36             11.29           205

Harris Oakmark Focused Value Division(e)....... 2001        24.53             27.50           112
                                                2002        27.50             24.83           267
                                                2003        24.83             32.63           352
                                                2004        32.63             35.53           451
                                                2005        35.53             38.71           559
                                                2006        38.71             43.13           558

Harris Oakmark International Division(k)....... 2004        10.03             11.69            14
                                                2005        11.69             13.26            29
                                                2006        13.26             16.98            41

Harris Oakmark Large Cap Value Division(d)..... 1998        10.00              9.71             2
                                                1999         9.71              8.96            74
                                                2000         8.96              9.98           126
                                                2001         9.98             11.70           661
                                                2002        11.70              9.95           748
                                                2003         9.95             12.37           940
                                                2004        12.37             13.65         1,269
                                                2005        13.65             13.33         1,123
                                                2006        13.33             15.60         1,335

Jennison Growth Division....................... 2005         4.18              5.06           317
                                                2006         5.06              5.15           416

                                                                       C-PPA- 65

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i)...................... 2000      $  9.82           $  7.25            41
                                                2001         7.25              4.97           179
                                                2002         4.97              3.50           220
                                                2003         3.50              4.36           299
                                                2004         4.36              4.53           312
                                                2005         4.53              4.14           280

Lazard Mid Cap Division........................ 2004        10.10             10.95             6
                                                2005        10.95             11.76             6
                                                2006        11.76             13.38            11

Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(e)(h)............... 2001        10.03              7.79            59
                                                2002         7.79              5.36            84
                                                2003         5.36              6.87           157
                                                2004         6.87              7.41           215
                                                2005         7.41              8.36           214
                                                2006         8.36              8.15           353

Legg Mason Value Equity Division............... 2006         9.82             10.57           100

Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(l)........................... 2001         9.45              8.41             6
                                                2002         8.41              6.65            16
                                                2003         6.65              8.03            33
                                                2004         8.03              8.85            71
                                                2005         8.85              9.41            57
                                                2006         9.41              9.87            59

Lehman Brothers(R) Aggregate Bond
  Division(d).................................. 1998        10.00             10.12            10
                                                1999        10.12              9.89           162
                                                2000         9.89             10.91           271
                                                2001        10.91             11.61           844
                                                2002        11.61             12.68           809
                                                2003        12.68             13.02           978
                                                2004        13.02             13.42         1,171
                                                2005        13.42             13.57         1,266
                                                2006        13.57             14.00         1,651

C-PPA- 66

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Division(a)............ 2000      $ 26.26           $ 26.03            14
                                                2001        26.03             23.51            47
                                                2002        23.51             18.27            63
                                                2003        18.27             24.70            91
                                                2004        24.70             28.47           103
                                                2005        28.47             30.16            94
                                                2006        30.16             34.86           155

Lord Abbett Bond Debenture Division(b)(f)...... 1997        10.00             10.53            71
                                                1998        10.53              9.65           158
                                                1999         9.65             11.26           232
                                                2000        11.26             11.05           241
                                                2001        11.05             10.80           298
                                                2002        10.80             10.83           254
                                                2003        10.83             12.83           271
                                                2004        12.83             13.78           341
                                                2005        13.78             13.90           408
                                                2006        13.90             15.05           562

Met/AIM Small Cap Growth Division(k)........... 2004        10.09             10.85             0
                                                2005        10.85             11.68             0
                                                2006        11.68             13.18             0

MetLife Mid Cap Stock Index Division(a)........ 2000        10.00             10.63           111
                                                2001        10.63             10.41           340
                                                2002        10.41              8.77           522
                                                2003         8.77             11.73           738
                                                2004        11.73             13.48           811
                                                2005        13.48             14.99           872
                                                2006        14.99             16.35         1,291

                                                                       C-PPA- 67

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
MetLife Stock Index Division................... 1997      $ 24.82           $ 32.49         4,004
                                                1998        32.49             41.28         4,766
                                                1999        41.28             49.39         5,674
                                                2000        49.39             44.36         5,783
                                                2001        44.36             38.60         6,497
                                                2002        38.60             29.69         5,609
                                                2003        29.69             37.71         5,667
                                                2004        37.71             41.29         5,517
                                                2005        41.29             42.80         4,020
                                                2006        42.80             48.96         4,043

MFS Research International Division(e)......... 2001        10.00              8.74             8
                                                2002         8.74              7.66            31
                                                2003         7.66             10.04            65
                                                2004        10.04             11.90           122
                                                2005        11.90             13.77           158
                                                2006        13.77             17.31           383

MFS Total Return Division(k)................... 2004        33.30             36.38         1,276
                                                2005        36.38             37.16         1,187
                                                2006        37.16             41.31         1,048

Morgan Stanley EAFE(R) Index Division(d)....... 1998        10.00             10.79            13
                                                1999        10.79             13.35           141
                                                2000        13.35             11.31           301
                                                2001        11.31              8.77           639
                                                2002         8.77              7.24           672
                                                2003         7.24              9.87           882
                                                2004         9.87             11.70           983
                                                2005        11.70             13.13         1,045
                                                2006        13.13             16.35         1,481

C-PPA- 68

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Neuberger Berman Mid Cap Value Division(d)..... 1998      $ 10.00           $ 10.72             5
                                                1999        10.72             12.50            78
                                                2000        12.50             15.88           329
                                                2001        15.88             15.33           500
                                                2002        15.33             13.73           532
                                                2003        13.73             18.57           634
                                                2004        18.57             22.60           878
                                                2005        22.60             25.14           942
                                                2006        25.14             27.76         1,116

Neuberger Berman Real Estate Division(k)....... 2004        10.00             12.89             1
                                                2005        12.89             14.51            15
                                                2006        14.51             19.82            29

Oppenheimer Capital Appreciation Division(m)... 2005         8.18              8.93             1
                                                2006         8.93              9.54             1

Oppenheimer Global Equity Division(b).......... 1997        10.00             10.87           238
                                                1998        10.87             12.49           489
                                                1999        12.49             15.49           602
                                                2000        15.49             15.09           757
                                                2001        15.09             12.55           967
                                                2002        12.55             10.44           805
                                                2003        10.44             13.49           849
                                                2004        13.49             15.55           829
                                                2005        15.55             17.91         1,404
                                                2006        17.91             20.68         1,700

PIMCO Total Return Division(e)................. 2001        10.00             10.56            78
                                                2002        10.56             11.47           342
                                                2003        11.47             11.87           667
                                                2004        11.87             12.38           932
                                                2005        12.38             12.56           978
                                                2006        12.56             13.04         1,318

RCM Technology Division (formerly RCM Global
  Technology Division)(e)...................... 2001        10.00              7.45            21
                                                2002         7.45              3.65            45
                                                2003         3.65              5.70           330
                                                2004         5.70              5.41           214
                                                2005         5.41              5.97           188
                                                2006         5.97              6.23           274

                                                                       C-PPA- 69

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Division(d).............. 1998      $ 10.00           $ 10.53            15
                                                1999        10.53             12.80           197
                                                2000        12.80             12.20           418
                                                2001        12.20             12.19           700
                                                2002        12.19              9.60           724
                                                2003         9.60             13.90           915
                                                2004        13.90             16.21         1,177
                                                2005        16.21             16.78           955
                                                2006        16.78             19.61         1,305

T. Rowe Price Large Cap Growth Division(d)..... 1998        10.00             11.01             2
                                                1999        11.01             13.33           115
                                                2000        13.33             13.14           445
                                                2001        13.14             11.72           631
                                                2002        11.72              8.91           515
                                                2003         8.91             11.55           637
                                                2004        11.55             12.58           690
                                                2005        12.58             13.28           666
                                                2006        13.28             14.90           883

T. Rowe Price Mid-Cap Growth Division(e)....... 2001        10.00              8.44            44
                                                2002         8.44              4.68           129
                                                2003         4.68              6.36           267
                                                2004         6.36              7.44           458
                                                2005         7.44              8.47           544
                                                2006         8.47              8.94           857

T. Rowe Price Small Cap Growth Division(b)..... 1997        10.00             11.78           472
                                                1998        11.78             12.08           992
                                                1999        12.08             15.31         1,055
                                                2000        15.31             13.79         1,493
                                                2001        13.79             12.42         1,874
                                                2002        12.42              9.02         1,748
                                                2003         9.02             12.59         1,849
                                                2004        12.59             13.86         1,688
                                                2005        13.86             15.24         1,483
                                                2006        15.24             15.68         1,799

C-PPA- 70

------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF UNITS
                                                                                       OUTSTANDING AT
                                                       UNIT VALUE AT     UNIT VALUE AT   END OF YEAR
FUND NAME                                       YEAR BEGINNING OF YEAR    END OF YEAR  (IN THOUSANDS)
------------------------------------------------------------------------------------------------------
Western Asset Management Strategic Bond
  Opportunities Division(e).................... 2001      $ 16.05           $ 16.56             4
                                                2002        16.56             17.98            37
                                                2003        17.98             20.06            96
                                                2004        20.06             21.18           183
                                                2005        21.18             21.58           178
                                                2006        21.58             22.46           252

Western Asset Management U.S. Government
  Division(e).................................. 2001        14.83             15.39            58
                                                2002        15.39             16.46           165
                                                2003        16.46             16.58           183
                                                2004        16.58             16.92           203
                                                2005        16.92             17.05           196
                                                2006        17.05             17.59           275

MetLife Aggressive Allocation Division(m)...... 2005         9.99             11.20            11
                                                2006        11.20             12.87           171

MetLife Conservative Allocation Division(m).... 2005         9.99             10.34            15
                                                2006        10.34             10.99            75

MetLife Conservative to Moderate Allocation
  Division(m).................................. 2005         9.99             10.57            33
                                                2006        10.57             11.49           223

MetLife Moderate Allocation Division(m)........ 2005         9.99             10.79           117
                                                2006        10.79             11.99           589

MetLife Moderate to Aggressive Allocation
  Division(m).................................. 2005         9.99             11.02            51
                                                2006        11.02             12.50           574

----------------

NOTES:

a  INCEPTION DATE: JULY 5, 2000.

b  INCEPTION DATE: MARCH 3, 1997.

c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

d  INCEPTION DATE: NOVEMBER 9, 1998.

e  INCEPTION DATE: MAY 1, 2001.

f THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

g  INCEPTION DATE: MAY 1, 2002.

h THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003 ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

                                                                       C-PPA- 71
i THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

j THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

k  INCEPTION DATE: MAY 1, 2004.

l THE ASSETS OF THE MFS INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS INVESTORS TRUST DIVISION.

m  INCEPTION DATE: MAY 1, 2005.

C-PPA- 72

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                      LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
-------------------------------    ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)


                                                                       C-PPA- 73

APPENDIX D

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................     1

TABLE OF CONTENTS...........................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2

SERVICES....................................................     2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................     2

EARLY WITHDRAWAL CHARGE.....................................     4

EXPERIENCE FACTOR...........................................     4

VARIABLE INCOME PAYMENTS....................................     4

INVESTMENT MANAGEMENT FEES..................................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................    11

VOTING RIGHTS...............................................    12

ERISA.......................................................    13

TAXES.......................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1

FINANCIAL STATEMENTS OF METLIFE.............................   F-1

C-PPA- 74

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                             APRIL 30, 2007

FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").
--------------------------------------------------------------------------------
Y ou decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Financial Freedom Deferred Annuity or
Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding
Portfolios of the Metropolitan Series Fund, Inc.
("Metropolitan Fund"), Portfolios of the Calvert
Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds
("Fidelity VIP Funds"), Portfolios of the Met
Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series
("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                        JENNISON GROWTH
  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LAZARD MID-CAP
  AMERICAN FUNDS GROWTH                      LEGG MASON PARTNERS AGGRESSIVE GROWTH
  AMERICAN FUNDS GROWTH-INCOME               (FORMERLY, JANUS AGGRESSIVE GROWTH)
  BLACKROCK AGGRESSIVE GROWTH                LEGG MASON VALUE EQUITY
  BLACKROCK BOND INCOME                      LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  BLACKROCK DIVERSIFIED                      LOOMIS SAYLES SMALL CAP
  BLACKROCK LARGE-CAP CORE                   LORD ABBETT BOND DEBENTURE
  (FORMERLY, BLACKROCK INVESTMENT TRUST)     MFS(R) RESEARCH INTERNATIONAL
  BLACKROCK LARGE CAP VALUE                  MFS(R) TOTAL RETURN
  BLACKROCK LEGACY LARGE CAP GROWTH          MET/AIM SMALL CAP GROWTH
  BLACKROCK STRATEGIC VALUE                  METLIFE MID CAP STOCK INDEX
  CALVERT SOCIAL BALANCED                    METLIFE STOCK INDEX
  CALVERT SOCIAL MID CAP GROWTH              MORGAN STANLEY EAFE(R) INDEX
  DAVIS VENTURE VALUE                        NEUBERGER BERMAN MID CAP VALUE
  FIDELITY EQUITY-INCOME                     NEUBERGER BERMAN REAL ESTATE
  FIDELITY GROWTH                            OPPENHEIMER CAPITAL APPRECIATION
  FIDELITY INVESTMENT GRADE BOND             OPPENHEIMER GLOBAL EQUITY
  FIDELITY MONEY MARKET                      PIMCO INFLATION PROTECTED BOND
  FIDELITY OVERSEAS                          PIMCO TOTAL RETURN
  FI INTERNATIONAL STOCK                     RCM TECHNOLOGY
  FI LARGE CAP                               (FORMERLY, RCM GLOBAL TECHNOLOGY)
  FI MID CAP OPPORTUNITIES                   RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           T. ROWE PRICE LARGE CAP GROWTH
  FRANKLIN TEMPLETON SMALL CAP GROWTH        T. ROWE PRICE MID-CAP GROWTH
  HARRIS OAKMARK FOCUSED VALUE               T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK INTERNATIONAL               WESTERN ASSET MANAGEMENT STRATEGIC BOND
  HARRIS OAKMARK LARGE CAP VALUE             OPPORTUNITIES
  JANUS FORTY                                WESTERN ASSET MANAGEMENT U.S.
                                             GOVERNMENT
                             ASSET ALLOCATION PORTFOLIOS
  METLIFE AGGRESSIVE ALLOCATION              METLIFE MODERATE ALLOCATION
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION
                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF


HOW TO LEARN MORE:

Before investing, read this Prospectus. The
Prospectus contains information about the Financial
Freedom Deferred Annuities, Financial Freedom Income
Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30,
2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page FFA-101 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP
Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or Financial
Freedom Income Annuity.

FINANCIAL FREEDOM
DEFERRED ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)

FINANCIAL FREEDOM
INCOME ANNUITIES
AVAILABLE:
     --  TSA
     --  403(a)
     --  Non-Qualified (for certain deferred arrangements and plans)


A WORD ABOUT
INVESTMENT RISK:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

                                 (METLIFE LOGO)

                                                              MAY 1, 2007

ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENHANCED DEFERRED ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME ANNUITIES AVAILABLE:
     --  TSA
     --  403(a)
     --  PEDC
     --  Traditional IRA
     --  Non-Qualified
     --  Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;
     --  federally insured or guaranteed; or
     --  endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity VIP Funds"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  AMERICAN FUNDS BOND                        LAZARD MID-CAP
  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION LEGG MASON PARTNERS AGGRESSIVE GROWTH
  AMERICAN FUNDS GROWTH                        (FORMERLY, JANUS AGGRESSIVE GROWTH)
  AMERICAN FUNDS GROWTH-INCOME               LEGG MASON VALUE EQUITY
  BLACKROCK AGGRESSIVE GROWTH                LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  BLACKROCK BOND INCOME                      LOOMIS SAYLES SMALL CAP
  BLACKROCK DIVERSIFIED                      LORD ABBETT BOND DEBENTURE
  BLACKROCK LARGE-CAP CORE                   MFS(R) RESEARCH INTERNATIONAL
    (FORMERLY, BLACKROCK INVESTMENT TRUST)   MFS(R) TOTAL RETURN
  BLACKROCK LARGE CAP VALUE                  MET/AIM SMALL CAP GROWTH
  BLACKROCK LEGACY LARGE CAP GROWTH          METLIFE MID CAP STOCK INDEX
  BLACKROCK STRATEGIC VALUE                  METLIFE STOCK INDEX
  CALVERT SOCIAL BALANCED                    MORGAN STANLEY EAFE(R) INDEX
  CALVERT SOCIAL MID CAP GROWTH              NEUBERGER BERMAN MID CAP VALUE
  DAVIS VENTURE VALUE                        NEUBERGER BERMAN REAL ESTATE
  FIDELITY EQUITY-INCOME                     OPPENHEIMER CAPITAL APPRECIATION
  FIDELITY GROWTH                            OPPENHEIMER GLOBAL EQUITY
  FIDELITY INVESTMENT GRADE BOND             PIMCO INFLATION PROTECTED BOND
  FIDELITY OVERSEAS                          PIMCO TOTAL RETURN
  FI INTERNATIONAL STOCK                     RCM TECHNOLOGY (FORMERLY, RCM GLOBAL
  FI LARGE CAP                                 TECHNOLOGY)
  FI MID CAP OPPORTUNITIES                   RUSSELL 2000(R) INDEX
  FI VALUE LEADERS                           T. ROWE PRICE LARGE CAP GROWTH
  FRANKLIN TEMPLETON SMALL CAP GROWTH        T. ROWE PRICE MID-CAP GROWTH
  HARRIS OAKMARK FOCUSED VALUE               T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK INTERNATIONAL               WESTERN ASSET MANAGEMENT STRATEGIC BOND
  HARRIS OAKMARK LARGE CAP VALUE             OPPORTUNITIES
  JANUS FORTY                                WESTERN ASSET MANAGEMENT U.S.
  JENNISON GROWTH                            GOVERNMENT



                             ASSET ALLOCATION PORTFOLIOS
  METLIFE AGGRESSIVE ALLOCATION              METLIFE MODERATE ALLOCATION
  METLIFE CONSERVATIVE ALLOCATION            METLIFE MODERATE TO AGGRESSIVE
  METLIFE CONSERVATIVE TO MODERATE           ALLOCATION
  ALLOCATION



                       EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
  CYCLICAL GROWTH AND INCOME ETF             CYCLICAL GROWTH ETF


HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2007. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-101 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732
The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income Annuity.

TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW.............. ..............  FFA-4
TABLE OF EXPENSES..................... .....................  FFA-6
METLIFE.......................... ..........................  FFA-20
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........  FFA-20
VARIABLE ANNUITIES..................... ....................  FFA-20
   A Deferred Annuity.......................................  FFA-21
   An Income Annuity........................................  FFA-21
YOUR INVESTMENT CHOICES.................. ..................  FFA-21
   Certain Payments We Receive with Regard to the
     Portfolios.............................................  FFA-25
DEFERRED ANNUITIES..................... ....................  FFA-26
   The Deferred Annuity and Your Retirement Plan............  FFA-26
   Automated Investment Strategies..........................  FFA-27
   Purchase Payments........................................  FFA-28
      Allocation of Purchase Payments.......................  FFA-28
      Limits on Purchase Payments...........................  FFA-28
   The Value of Your Investment.............................  FFA-29
   Transfers................................................  FFA-29
   Access to Your Money.....................................  FFA-32
      Account Reduction Loans...............................  FFA-32
      Systematic Withdrawal Program for Enhanced TSA and IRA
       Deferred Annuities...................................  FFA-33
      Minimum Distribution..................................  FFA-34
   Contract Fee.............................................  FFA-34
   Account Reduction Loan Fees..............................  FFA-34
   Charges..................................................  FFA-35
      Insurance-Related Charge..............................  FFA-35
      Investment-Related Charge.............................  FFA-35
   Premium and Other Taxes..................................  FFA-35
   Early Withdrawal Charges.................................  FFA-36
      When No Early Withdrawal Charge Applies...............  FFA-37
      When A Different Early Withdrawal Charge May Apply....  FFA-38
   Free Look................................................  FFA-39
   Death Benefit............................................  FFA-39
   Pay-out Options (or Income Options)......................  FFA-40
INCOME ANNUITIES...................... .....................  FFA-42
   Income Payment Types.....................................  FFA-42
   Allocation...............................................  FFA-44
   Minimum Size of Your Income Payment......................  FFA-44
   The Value of Your Income Payments........................  FFA-44
   Reallocations............................................  FFA-45

 FFA-2


   Contract Fee.............................................  FFA-49
   Charges..................................................  FFA-49
      Insurance-Related Charge..............................  FFA-49
      Investment-Related Charge.............................  FFA-49
   Premium and Other Taxes..................................  FFA-50
   Free Look................................................  FFA-50
GENERAL INFORMATION.................... ....................  FFA-50
   Administration...........................................  FFA-50
      Purchase Payments.....................................  FFA-50
      Confirming Transactions...............................  FFA-51
      Processing Transactions...............................  FFA-51
        By Telephone or Internet............................  FFA-51
        After Your Death....................................  FFA-52
        Misstatement........................................  FFA-52
        Third Party Requests................................  FFA-52
        Valuation -- Suspension of Payments.................  FFA-53
   Advertising Performance..................................  FFA-53
   Changes to Your Deferred Annuity or Income Annuity.......  FFA-54
   Voting Rights............................................  FFA-54
   Who Sells the Deferred Annuities and Income Annuities....  FFA-55
   Financial Statements.....................................  FFA-57
   Your Spouse's Rights.....................................  FFA-58
   When We Can Cancel Your Deferred Annuity or Income
     Annuity................................................  FFA-58
   Special Charges That Apply If Your Retirement Plan
     Terminates Its Deferred Annuity or Takes Other Action..  FFA-58
INCOME TAXES........................ .......................  FFA-59
LEGAL PROCEEDINGS..................... .....................  FFA-71
APPENDIX A PREMIUM TAX TABLE................ ...............  FFA-72
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT
  DIVISION......................... ........................  FFA-73
APPENDIX C TEXAS OPTIONAL RETIREMENT PROGRAM........ .......  FFA-99
APPENDIX D PORTFOLIO LEGAL AND MARKETING NAMES....... ......  FFA-100
APPENDIX E TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................  FFA-101

The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                                                           FFA-3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.

DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

 FFA-4

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds.

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.

                                                                           FFA-5

TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
   Exchange Fee.............................................        None
   Surrender Fee............................................        None
   Account Reduction Loan Initiation Fee....................      $75(2)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1........................................................     7%
   2........................................................     6%
   3........................................................     5%
   4........................................................     4%
   5........................................................     3%
   6........................................................     2%
   7........................................................     1%
   Thereafter...............................................     0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR SEC.457(F) DEFERRED COMPENSATION PLANS, SEC.451 DEFERRED FEE ARRANGEMENTS, SEC.451 DEFERRED COMPENSATION PLANS AND SEC.457(3)(11) SEVERANCE AND DEATH BENEFIT PLANS.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(3)...........................................................................  None
Separate Account Charge (as a percentage of your average account value)(4)
   General Administrative Expenses Charge........................................................  .20%
   Mortality and Expense Risk Charge.............................................................  .75%
   Total Separate Account Charge(4)......................  Current and Maximum Guaranteed Charge:  .95%

3 A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------

 FFA-6

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                                                         Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006 (expenses that are deducted from
     these Funds' assets include management fees, distribution fees (12b-1 fees) and other expenses)      0.30%     1.17%
   After Waiver and/or Reimbursement of Expenses(5)(6)                                                    0.29%     1.17%

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

PORTFOLIO                                 PERCENTAGE BEFORE WAIVER              PERCENTAGE AFTER WAIVER
---------                                 ------------------------              -----------------------
METLIFE STOCK INDEX PORTFOLIO             0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                          0.60 OF THE EXCESS OVER $50 MILLION   0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO     0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO         0.90 OF THE FIRST $500 MILLION        0.85 OF THE FIRST $500 MILLION
                                          0.85 OF THE EXCESS OVER $500 MILLION  0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                 0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO          0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX   0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO           0.40 OF THE FIRST $1 BILLION          0.40 OF THE FIRST $1 BILLION
                                          0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                          0.30 OF THE NEXT $1 BILLION           0.30 OF THE NEXT $1 BILLION
                                          0.25 OF THE EXCESS OVER $3 BILLION    0.25 OF THE EXCESS OVER $3 BILLION

                                                                           FFA-7

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                         C             A+B+C=D                           D-E=F
METROPOLITAN FUND ANNUAL EXPENSES               A            B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)        FEES        FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(22)...................             0.72        0.00         0.06             0.78            0.00             0.78
BlackRock Bond Income
  Portfolio(6)(12)(22)............             0.39        0.00         0.07             0.46            0.01             0.45
BlackRock Diversified Portfolio(22)...         0.44        0.00         0.07             0.51            0.00             0.51
BlackRock Large Cap Value Portfolio
  (Class E)(9)(10)(22)............             0.70        0.15         0.11             0.96            0.00             0.96
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(10)(22).....             0.73        0.15         0.07             0.95            0.00             0.95
BlackRock Strategic Value
  Portfolio(22)...................             0.82        0.00         0.06             0.88            0.00             0.88
Davis Venture Value Portfolio.....             0.71        0.00         0.04             0.75            0.00             0.75
FI International Stock Portfolio(20)...        0.85        0.00         0.13             0.98            0.00             0.98
FI Large Cap Portfolio (Class
  E)(10)(18)......................             0.78        0.15         0.06             0.99            0.00             0.99
FI Mid Cap Opportunities
  Portfolio(19)...................             0.68        0.00         0.06             0.74            0.00             0.74
FI Value Leaders Portfolio (Class
  E)(10)..........................             0.64        0.15         0.07             0.86            0.00             0.86
Franklin Templeton Small Cap Growth
  Portfolio(9)....................             0.90        0.00         0.15             1.05            0.00             1.05
Harris Oakmark Focused Value
  Portfolio.......................             0.72        0.00         0.05             0.77            0.00             0.77
Harris Oakmark Large Cap Value
  Portfolio.......................             0.72        0.00         0.06             0.78            0.00             0.78
Jennison Growth Portfolio(23).....             0.63        0.00         0.05             0.68            0.00             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6)....................             0.25        0.00         0.06             0.31            0.01             0.30
Loomis Sayles Small Cap Portfolio(6)...        0.90        0.00         0.07             0.97            0.05             0.92
MFS(R) Total Return Portfolio(18)(21)...       0.53        0.00         0.05             0.58            0.00             0.58
MetLife Mid Cap Stock Index
  Portfolio(6)(8).................             0.25        0.00         0.07             0.33            0.01             0.32
MetLife Stock Index Portfolio(6)...            0.25        0.00         0.05             0.30            0.01             0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32)................             0.30        0.00         0.13             0.45            0.01             0.44
Neuberger Berman Mid Cap Value
  Portfolio(18)...................             0.65        0.00         0.06             0.71            0.00             0.71
Oppenheimer Global Equity
  Portfolio(24)...................             0.53        0.00         0.09             0.62            0.00             0.62
Russell 2000(R) Index Portfolio(6)...          0.25        0.00         0.09             0.36            0.01             0.35
T. Rowe Price Large Cap Growth
  Portfolio(6)....................             0.60        0.00         0.08             0.68            0.00             0.68
T. Rowe Price Small Cap Growth
  Portfolio.......................             0.51        0.00         0.07             0.58            0.00             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(27).....             0.63        0.00         0.07             0.70            0.00             0.70
Western Asset Management U.S. Government
  Portfolio(27)...................             0.50        0.00         0.07             0.57            0.00             0.57

                                                                   B                 A+B=C                                C-D=E
                                                 A           OTHER EXPENSES      TOTAL EXPENSES            D            NET TOTAL
                                             MANAGEMENT          BEFORE          BEFORE WAIVER/         WAIVER/          ANNUAL
ASSET ALLOCATION PORTFOLIOS                     FEES         REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)(26).........................     0.10              0.09                0.19               0.09             0.10
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................     0.10              0.02                0.12               0.02             0.10
MetLife Moderate Allocation Portfolio(6)...     0.10              0.01                0.11               0.01             0.10
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................     0.10              0.01                0.11               0.01             0.10
MetLife Aggressive Allocation
  Portfolio(6).............................     0.10              0.07                0.17               0.07             0.10

                                              NET TOTAL
                                                ANNUAL
                                               EXPENSES
                                              INCLUDING
                                              ESTIMATED
                                             NET EXPENSES
                                                  OF
                                              UNDERLYING
ASSET ALLOCATION PORTFOLIOS                   PORTFOLIOS
-------------------------------------------  ------------
MetLife Conservative Allocation
  Portfolio(6)(26).........................      0.71
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................      0.75
MetLife Moderate Allocation Portfolio(6)...      0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................      0.85
MetLife Aggressive Allocation
  Portfolio(6).............................      0.85

 FFA-8

                                                                       B              A+B=C                            C-D=E
CALVERT FUND ANNUAL EXPENSES                            A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)                FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio.................     0.70           0.21             0.91            0.00             0.91
Calvert Social Mid Cap Growth Portfolio...........     0.90           0.27             1.17            0.00             1.17

                                                                       B              A+B=C                            C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES        A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)(10)            FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio..............     0.47           0.10             0.57            0.00             0.57
Fidelity VIP Growth Portfolio.....................     0.57           0.11             0.68            0.00             0.68
Fidelity VIP Investment Grade Bond Portfolio......     0.32           0.12             0.44            0.00             0.44
Fidelity VIP Overseas Portfolio...................     0.72           0.16             0.88            0.00             0.88

                                                                       C             A+B+C=D                           D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(7)(22)(30)(31)................     0.63      0.00         0.22             0.85             0.00            0.85
Harris Oakmark International Portfolio
  (Class E)(10)(15).......................     0.78      0.15         0.13             1.06             0.00            1.06
Janus Forty Portfolio (Class
  E)(14)(30)(31)..........................     0.65      0.15         0.06             0.86             0.00            0.86
Lazard Mid-Cap Portfolio (Class
  E)(10)(29)..............................     0.70      0.15         0.06             0.91             0.00            0.91
Legg Mason Partners Aggressive Growth
  Portfolio(11)(17)(31)...................     0.63      0.00         0.09             0.72             0.00            0.72
Legg Mason Value Equity
  Portfolio(9)(28)........................     0.64      0.00         0.08             0.72             0.00            0.72
Lord Abbett Bond Debenture
  Portfolio(12)...........................     0.50      0.00         0.04             0.54             0.00            0.54
MFS(R) Research International Portfolio...     0.72      0.00         0.14             0.86             0.00            0.86
Met/AIM Small Cap Growth (Class
  E)(10)(31)..............................     0.87      0.15         0.06             1.08             0.00            1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(10)...........................     0.64      0.15         0.04             0.83             0.00            0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(10)(31).......................     0.57      0.15         0.05             0.77             0.00            0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(10)...........................     0.50      0.15         0.07             0.72             0.00            0.72
PIMCO Total Return Portfolio..............     0.50      0.00         0.05             0.55             0.00            0.55
RCM Technology Portfolio(9)(25)(31).......     0.88      0.00         0.14             1.02             0.00            1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(16)...........................     0.75      0.00         0.04             0.79             0.00            0.79

                                          A          B                                             E              D-E=F
                                      MANAGEMENT   12b-1         C             A+B+C=D          WAIVER/         NET TOTAL
EXCHANGE-TRADED FUNDS PORTFOLIOS(13)     FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES   REIMBURSEMENT   ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(5)(10).......      0.45      0.15         0.16             0.76            0.06             0.70
Cyclical Growth ETF Portfolio (Class
  E)(5)(10)........................      0.45      0.15         0.14             0.74            0.04             0.70

                                         NET TOTAL
                                      ANNUAL EXPENSES
                                         INCLUDING
                                         ESTIMATED
                                      NET EXPENSES OF
                                        UNDERLYING
EXCHANGE-TRADED FUNDS PORTFOLIOS(13)    PORTFOLIOS
------------------------------------  ---------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(5)(10).......        0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(10)........................        0.94

                                                                        C             A+B+C=D                           D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67            0.00             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02            0.00             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59            0.00             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53            0.00             0.53

                                                                           FFA-9

7 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

8 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

9 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

          PORTFOLIO                    PERCENTAGE
          ---------                    ----------
BLACKROCK LARGE CAP VALUE                 0.02
FRANKLIN TEMPLETON SMALL CAP
 GROWTH                                   0.03
LEGG MASON VALUE EQUITY                   0.02
RCM TECHNOLOGY                            0.04

10 EACH OF THE AMERICAN, METROPOLITAN, MET INVESTORS AND FIDELITY VIP FUNDS HAS
   ADOPTED A RULE 12B-1 DISTRIBUTION AND/OR SERVICE PLAN, WHICH IS DESCRIBED IN MORE DETAIL IN THE FUNDS' PROSPECTUSES. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS. THE FIDELITY VIP FUNDS DO NOT INCUR A SEPARATE FEE FOR THEIR RULE 12B-1 PLANS, AND WE ARE PAID BY AFFILIATES OF THOSE FUNDS FOR CERTAIN DISTRIBUTION, SHAREHOLDER AND ADMINISTRATIVE SERVICES. FURTHER INFORMATION ABOUT PAYMENTS MADE TO US BY FUNDS OR THEIR AFFILIATES APPEARS IN "CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS."

11 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

12 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

13 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

14 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

15 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

16 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

17 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

18 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

19 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

20 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

21 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY
   VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

22 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE

 FFA-10

   STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

23 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

24 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

25 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

26 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

27 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE SUB-INVESTMENT MANAGER
   FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                  OLD PORTFOLIO NAME                                           NEW PORTFOLIO NAME
                  ------------------                                           ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO  WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO               WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

28 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

29 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.

32 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXAMPLES", WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

                                                                          FFA-11

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolio fees and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $865         $1,156         $$1,437        $2,441
Minimum...................................................      $783         $  896         $  985         $1,507

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $795         $1,106         $1,421         $2,441
Minimum...................................................      $713         $  854         $  985         $1,507

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

 FFA-12

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $215         $663          $1,137         $2,441
Minimum....................................................      $127         $396          $  685         $1,507

                                                                          FFA-13

TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................    None
   Separate Account Early Withdrawal Charge (as a percentage
     of each purchase payment funding the withdrawal during
     the pay-in phase)......................................    None
   Exchange Fee.............................................    None
   Surrender Fee............................................    None
   Account Reduction Loan Initiation Fee....................    $75(1)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................    $50(1)
   Transfer Fee.............................................    None

1 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(2).....................................                                        None
Separate Account Charge (as a percentage of your average
  account value)(3)........................................     General Administrative Expenses Charge:
                                                                                                   .20%
                                                                Mortality and Expense Risk Charge: .75%
                                                                          Total Separate Account Charge
                                                            Current and Maximum Guaranteed Charge: .95%

2 A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

3 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, FI Large Cap, PIMCO Inflation Protected Bond, BlackRock Legacy Large Cap Growth, Neuberger Berman Real Estate, Oppenheimer Capital Appreciation, Cyclical Growth ETF and Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios which are Class E Portfolios, the Portfolios of the Fidelity VIP Funds which are Initial Class Portfolios and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity VIP Funds and the American Funds fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund,
Met Investors Fund, Calvert Fund,                             Minimum   Maximum
Fidelity VIP Funds and American Funds                         -------   -------
   Operating Expenses for the fiscal year ending December
     31, 2006 (expenses that are deducted from these Funds'
     assets include management fees, distribution fees
     (12b-1 fees) and other expenses).......................   0.30%     1.17%
   After Waiver and/or Reimbursement of Expenses(4)(5)......   0.29%     1.17%

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED
 FFA-14

   PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

               PORTFOLIO                        PERCENTAGE BEFORE WAIVER              PERCENTAGE AFTER WAIVER
               ---------                        ------------------------              -----------------------
METLIFE STOCK INDEX PORTFOLIO             0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO  0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                          0.60 OF THE EXCESS OVER $50 MILLION   0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO     0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO         0.90 OF THE FIRST $500 MILLION        0.85 OF THE FIRST $500 MILLION
                                          0.85 OF THE EXCESS OVER $500 MILLION  0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                 0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO          0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX   0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO           0.40 OF THE FIRST $1 BILLION          0.40 OF THE FIRST $1 BILLION
                                          0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                          0.30 OF THE NEXT $1 BILLION           0.30 OF THE NEXT $1 BILLION
                                          0.25 OF THE EXCESS OVER $3 BILLION    0.25 OF THE EXCESS OVER $3 BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending                                                 C             A+B+C=D                           D-E=F
December 31, 2006                             A            B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
(as a percentage of                       MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
average net assets)                          FEES        FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(23).......................       0.72        0.00         0.06             0.78            0.00             0.78
BlackRock Bond Income
  Portfolio(6)(12)(23)................       0.39        0.00         0.07             0.46            0.01             0.45
BlackRock Diversified Portfolio(23)...       0.44        0.00         0.07             0.51            0.00             0.51
BlackRock Large Cap Value Portfolio
  (Class E)(9)(10)(23)................       0.70        0.15         0.11             0.96            0.00             0.96
BlackRock Legacy Large Cap Growth
  Portfolio (Class E)(10)(23).........       0.73        0.15         0.07             0.95            0.00             0.95
BlackRock Strategic Value
  Portfolio(23).......................       0.82        0.00         0.06             0.88            0.00             0.88
Davis Venture Value Portfolio.........       0.71        0.00         0.04             0.75            0.00             0.75
FI International Stock
  Portfolio(20).......................       0.85        0.00         0.13             0.98            0.00             0.98
FI Large Cap Portfolio (Class
  E)(10)(18)..........................       0.78        0.15         0.06             0.99            0.00             0.99
FI Mid Cap Opportunities
  Portfolio(19).......................       0.68        0.00         0.06             0.74            0.00             0.74
FI Value Leaders Portfolio (Class
  E)(10)..............................       0.64        0.15         0.07             0.86            0.00             0.86
Franklin Templeton Small Cap Growth
  Portfolio(9)........................       0.90        0.00         0.15             1.05            0.00             1.05
Harris Oakmark Focused Value
  Portfolio...........................       0.72        0.00         0.05             0.77            0.00             0.77
Harris Oakmark Large Cap Value
  Portfolio...........................       0.72        0.00         0.06             0.78            0.00             0.78
Jennison Growth Portfolio(23).........       0.63        0.00         0.05             0.68            0.00             0.68
Lehman Brothers(R) Aggregate Bond
  Index Portfolio(6)..................       0.25        0.00         0.06             0.31            0.01             0.30

                                                                          FFA-15

METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending                                                 C             A+B+C=D                           D-E=F
December 31, 2006                             A            B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
(as a percentage of                       MANAGEMENT     12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
average net assets)                          FEES        FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap
  Portfolio(6)........................       0.90        0.00         0.07             0.97            0.05             0.92
MFS(R) Total Return
  Portfolio(18)(21)...................       0.53        0.00         0.05             0.58            0.00             0.58
MetLife Mid Cap Stock Index
  Portfolio(6)(8).....................       0.25        0.00         0.07             0.33            0.01             0.32
MetLife Stock Index Portfolio(6)......       0.25        0.00         0.05             0.30            0.01             0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32)....................       0.30        0.00         0.13             0.45            0.01             0.44
Neuberger Berman Mid Cap Value
  Portfolio(18).......................       0.65        0.00         0.06             0.71            0.00             0.71
Oppenheimer Global Equity
  Portfolio(24).......................       0.53        0.00         0.09             0.62            0.00             0.62
Russell 2000(R) Index Portfolio(6)....       0.25        0.00         0.09             0.36            0.01             0.35
T. Rowe Price Large Cap Growth
  Portfolio(6)........................       0.60        0.00         0.08             0.68            0.00             0.68
T. Rowe Price Small Cap Growth
  Portfolio...........................       0.51        0.00         0.07             0.58            0.00             0.58
Western Asset Management Strategic
  Bond Opportunities Portfolio(27)....       0.63        0.00         0.07             0.70            0.00             0.70
Western Asset Management U.S.
  Government Portfolio(27)............       0.50        0.00         0.07             0.57            0.00             0.57

                                                                   B                 A+B=C                                C-D=E
                                                 A           OTHER EXPENSES      TOTAL EXPENSES            D            NET TOTAL
                                             MANAGEMENT          BEFORE          BEFORE WAIVER/         WAIVER/          ANNUAL
ASSET ALLOCATION PORTFOLIOS(26)                 FEES         REIMBURSEMENT       REIMBURSEMENT       REIMBURSEMENT      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6).............................     0.10              0.09                0.19               0.09             0.10
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................     0.10              0.02                0.12               0.02             0.10
MetLife Moderate Allocation Portfolio(6)...     0.10              0.01                0.11               0.01             0.10
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................     0.10              0.01                0.11               0.01             0.10
MetLife Aggressive Allocation
  Portfolio(6).............................     0.10              0.07                0.17               0.07             0.10

                                                TOTAL
                                               EXPENSES
                                              INCLUDING
                                              ESTIMATED
                                             NET EXPENSES
                                                  OF
                                              UNDERLYING
ASSET ALLOCATION PORTFOLIOS(26)               PORTFOLIOS
-------------------------------------------  ------------
MetLife Conservative Allocation
  Portfolio(6).............................      0.71
MetLife Conservative to Moderate Allocation
  Portfolio(6).............................      0.75
MetLife Moderate Allocation Portfolio(6)...      0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6).............................      0.85
MetLife Aggressive Allocation
  Portfolio(6).............................      0.85

                                                                       B              A+B=C                            C-D=E
CALVERT FUND ANNUAL EXPENSES                            A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)                FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio.................     0.70           0.21             0.91            0.00             0.91
Calvert Social Mid Cap Growth Portfolio...........     0.90           0.27             1.17            0.00             1.17

                                                                       B              A+B=C                            C-D=E
FIDELITY VIP FUNDS INITIAL CLASS ANNUAL EXPENSES        A        OTHER EXPENSES   TOTAL EXPENSES                   TOTAL EXPENSES
for fiscal year ending December 31, 2006            MANAGEMENT       BEFORE           BEFORE             D             AFTER
(as a percentage of average net assets)(10)            FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio..............     0.47           0.10             0.57            0.00             0.57
Fidelity VIP Growth Portfolio.....................     0.57           0.11             0.68            0.00             0.68
Fidelity VIP Investment Grade Bond Portfolio......     0.32           0.12             0.44            0.00             0.44
Fidelity VIP Money Market.........................     0.23           0.10             0.33            0.00             0.33
Fidelity VIP Overseas Portfolio...................     0.72           0.16             0.88            0.00             0.88

 FFA-16

                                                                       C             A+B+C=D                           D-E=F
MET INVESTORS FUND ANNUAL EXPENSES              A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006    MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)        FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(7)(22)(30)(31)................     0.63      0.00         0.22             0.85             0.00            0.85
Harris Oakmark International Portfolio
  (Class E)(10)(15).......................     0.78      0.15         0.13             1.06             0.00            1.06
Janus Forty Portfolio (Class
  E)(10)(14)(30)..........................     0.65      0.15         0.06             0.86             0.00            0.86
Lazard Mid-Cap Portfolio (Class
  E)(10)(29)..............................     0.70      0.15         0.06             0.91             0.00            0.91
Legg Mason Partners Aggressive Growth
  Portfolio(11)(17)(31)...................     0.63      0.00         0.09             0.72             0.00            0.72
Legg Mason Value Equity
  Portfolio(9)(28)(31)....................     0.64      0.00         0.08             0.72             0.00            0.72
Lord Abbett Bond Debenture
  Portfolio(12)...........................     0.50      0.00         0.04             0.54             0.00            0.54
MFS(R) Research International Portfolio...     0.72      0.00         0.14             0.86             0.00            0.86
Met/AIM Small Cap Growth (Class
  E)(10)(31)..............................     0.87      0.15         0.06             1.08             0.00            1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(10)...........................     0.64      0.15         0.04             0.83             0.00            0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(10)(31).......................     0.57      0.15         0.05             0.77             0.00            0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(10)...........................     0.50      0.15         0.07             0.72             0.00            0.72
PIMCO Total Return Portfolio..............     0.50      0.00         0.05             0.55             0.00            0.55
RCM Technology Portfolio(9)(25)(31).......     0.88      0.00         0.14             1.02             0.00            1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(16)...........................     0.75      0.00         0.04             0.79             0.00            0.79


                                        A          B                                             E              D-E=F
                                    MANAGEMENT   12b-1         C             A+B+C=D          WAIVER/         NET TOTAL
EXCHANGE-TRADED FUNDS(13)              FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES   REIMBURSEMENT   ANNUAL EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(10).........     0.45      0.15         0.16             0.76            0.06             0.70
Cyclical Growth ETF Portfolio
  (Class E)(10)...................     0.45      0.15         0.14             0.74            0.04             0.70

                                       NET TOTAL
                                    ANNUAL EXPENSES
                                       INCLUDING
                                       ESTIMATED
                                    NET EXPENSES OF
                                      UNDERLYING
EXCHANGE-TRADED FUNDS(13)             PORTFOLIOS
----------------------------------  ---------------
Cyclical Growth and Income ETF
  Portfolio (Class E)(10).........       0.95
Cyclical Growth ETF Portfolio
  (Class E)(10)...................       0.94

                                                                        C             A+B+C=D                           D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES         E         TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/      WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(10)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67            0.00             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02            0.00             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59            0.00             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53            0.00             0.53

7 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

8 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

9 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

          PORTFOLIO                    PERCENTAGE
          ---------                    ----------
BLACKROCK LARGE CAP VALUE                 0.02
LEGG MASON VALUE EQUITY                   0.02
FRANKLIN TEMPLETON SMALL CAP
 GROWTH                                   0.03
RCM TECHNOLOGY                            0.04

10 EACH OF THE AMERICAN, METROPOLITAN, MET INVESTORS AND FIDELITY VIP FUNDS HAS
   ADOPTED A RULE 12B-1 DISTRIBUTION AND/OR SERVICE PLAN, WHICH IS DESCRIBED IN MORE DETAIL IN THE FUNDS' PROSPECTUSES. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET

                                                                          FFA-17

   INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS. THE FIDELITY VIP FUNDS DO NOT INCUR A SEPARATE FEE FOR THEIR RULE 12B-1 PLANS, AND WE ARE PAID BY AFFILIATES OF THOSE FUNDS FOR CERTAIN DISTRIBUTION, SHAREHOLDER AND ADMINISTRATIVE SERVICES. FURTHER INFORMATION ABOUT PAYMENTS MADE TO US BY FUNDS OR THEIR AFFILIATES APPEARS IN "CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS."

11 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

12 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

13 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

14 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON
   APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

15 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

16 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

17 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

18 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

19 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

20 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

21 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE ASSETS OF THE FIDELITY
   VIP ASSET MANAGER PORTFOLIO OF THE FIDELITY VIP FUNDS WERE TRANSFERRED INTO THE MFS TOTAL RETURN PORTFOLIO OF THE METROPOLITAN FUND. THE FIDELITY VIP ASSET MANAGER PORTFOLIO IS NO LONGER AVAILABLE UNDER THE DEFERRED OR INCOME ANNUITIES. AT THAT TIME, CLASS A SHARES OF THE MFS TOTAL RETURN PORTFOLIO WERE ISSUED IN SUBSTITUTION FOR THE FIDELITY VIP ASSET MANAGER PORTFOLIO ASSETS THAT WERE TRANSFERRED.

22 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK INVESTMENT TRUST PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

23 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

24 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

25 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO. RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

26 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE

 FFA-18

   CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

27 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT BECAME THE SUB-INVESTMENT MANAGER
   FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                  OLD PORTFOLIO NAME                                           NEW PORTFOLIO NAME
                  ------------------                                           ------------------
SALOMON BROTHERS STRATEGIC OPPORTUNITIES BOND PORTFOLIO  WESTERN ASSET MANAGEMENT STRATEGIC OPPORTUNITIES BOND PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO               WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

28 PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

29 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS OF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.

32 OTHER EXPENSES INCLUDE 0.02% OF "ACQUIRED FUND FEES AND EXAMPLES", WHICH ARE
   FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

EXAMPLE

    The example is intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) (no early withdrawal charges are deducted).

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $215         $663          $1,137         $2,441
Minimum....................................................      $127         $396          $  685         $1,507

ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

                                                                          FFA-19

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

 FFA-20

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment option suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2, and the following Portfolios: FI Value Leaders, BlackRock Large

                                                                          FFA-21

Cap Value, Harris Oakmark International, Lazard Mid-Cap (formerly, Met/AIM Mid Cap Core Equity), Neuberger Berman Real Estate, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, FI Large Cap, PIMCO Inflation Protected Bond, Cylical Growth ETF, Cylical Growth and Income ETF, Janus Forty and Met/AIM Small Cap Growth, which are all Class E.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix D Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. These expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

Portfolios                                        Investment Objectives
----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income

 FFA-22

Portfolios                                        Investment Objectives
----------                                        ---------------------
American Funds Growth Portfolio                   Seeks capital appreciation through stocks
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Calvert Social Balanced Portfolio                 Seeks to achieve a competitive total return through an
                                                  actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth
                                                  opportunity
Calvert Social Mid Cap Growth Portfolio           Seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity
                                                  securities of mid-sized companies that are undervalued but demonstrate a growth potential
Davis Venture Value Portfolio                     Seeks growth of capital
Fidelity Equity-Income Portfolio                  Seeks reasonable income. The fund will also consider the
                                                  potential for capital appreciation. The fund's goal is to
                                                  achieve a yield which exceeds the composite yield on the
                                                  securities comprising the Standard & Poor's(R) 500 Index
                                                  (S&P 500(R))
Fidelity Growth Portfolio                         Seeks to achieve capital appreciation
Fidelity Investment Grade Bond Portfolio          Seeks a high level of current income as is consistent with preservation of capital
Fidelity Money Market Portfolio                   Seeks as high a level of current income as is consistent
                                                  with preservation of capital and liquidity
Fidelity Overseas Portfolio                       Seeks long-term growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term growth of capital
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks to provide high current income and the opportunity for capital appreciation to produce a high total return
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index ("S&P Mid Cap 400
                                                  Index")
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks long-term growth of capital


                                                                          FFA-23

Portfolios                                        Investment Objectives
----------                                        ---------------------
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio
    EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

*  Some of the investment divisions are not approved in your state.

For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity VIP Funds and American Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds prospectuses and SAIs.

 FFA-24

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or Met Investors Fund. The risks of these arrangements are also discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment manager fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through Contracts based on several criteria, including asset class coverage, the strength of the manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection

                                                                          FFA-25
criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

Financial Freedom Account:
*     TSA (Tax Sheltered Annuity)
*     403(a) (Qualified annuity plans under
      sec.403(a))
*     Non-Qualified (for certain deferred
      arrangements and plans)
Enhanced Preference Plus Account:
*     TSA (Tax Sheltered Annuity)
*     403(a) (Qualified annuity plans under
      sec.403(a))
*     PEDC (Public Employee Deferred Compensation)
*     Traditional IRA (Individual Retirement
      Annuities)
*     Non-Qualified
*     Non-Qualified (for certain deferred
      arrangements and plans)

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*  Allocated (your Account Balance records are kept for you as an individual);
   or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

 FFA-26

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix C for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you for Enhanced Deferred Annuities. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience

                                                                          FFA-27
more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     --   Federal tax laws.

     -- Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

     -- Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except for an Enhanced PEDC Deferred Annuity).

     --   A withdrawal based on your leaving your job.

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

     -- Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

     --   For TSA and 403(a) Deferred Annuities if you should leave your job.

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     -- First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     -- Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     -- Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

  $500    =  50 accumulation units
  ----
  $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

                                                                          FFA-29

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Fidelity Overseas, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful

 FFA-30
reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, (described below) and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the

                                                                          FFA-31
contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*  The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from you has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as

 FFA-32
income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(a) DEFERRED ANNUITIES

If we agree and if approved in your state for only Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

                                                                          FFA-33

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation

 FFA-34
fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of the shares available to the Deferred Annuities have 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

                                                                          FFA-35

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the states where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                                         During Purchase Payment Year
Year                      1          2          3          4          5          6          7         8 & Later
Percentage               7%         6%         5%         4%         3%         2%         1%            0%

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

 FFA-36

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make within your Deferred Annuity among investment divisions and transfers to and from the Fixed Interest Account.

*  On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and if your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, the Account Balance may be systematically withdrawn in

                                                                          FFA-37
   annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                      Contract Year
    1*          2           3           4           5
   20%         25%       33 1/3%       50%      remainder
* Less that Contract Year's withdrawals.

   Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

*  If you retire:

     -- For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     -- For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

     -- For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

* If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

 FFA-38

*  Amounts transferred before January 1, 1996:

   We credit your transferred amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract.

              During Purchase Payment Year
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

*  Amounts transferred on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:

                   After the Transfer
    Year         1    2    3    4    5   6 and Beyond
    Percentage  5%   4%   3%   2%   1%        0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the following Deferred Annuities:

*  Enhanced TSA

*  Enhanced Non-Qualified

*  Enhanced 403(a)

*  Enhanced Traditional IRA

*  Financial Freedom TSA

*  Financial Freedom 403(a)

                                                                          FFA-39

For the following Deferred Annuities the trustee receives the death benefit:

*  Non-Qualified Deferred Annuity for

     --   sec.457(f) deferred compensation plan

     --   sec.451 deferred fee arrangements

     --   sec.451 deferred compensation plans

     --   sec.457(e)(11) severance and death benefit plans

     --   sec.415(m) qualified governmental excess benefit arrangements

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

*  Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

*  The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out

 FFA-40
option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*  A fixed dollar payment or a variable payment; and

*  A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

                                                                          FFA-41

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:                             Enhanced Preference Plus Account:
*  TSA                                                 *  TSA
*  403(a)                                              *  403(a)
*  Non-Qualified (for certain deferred arrangements    *  PEDC
   and plans)                                          *  Traditional IRA
                                                       *  Non-Qualified
                                                       *  Non-Qualified (for certain deferred arrangements
                                                       and plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

 FFA-42

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.

*  Many times the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.

When deciding how to receive income, consider:

*  The amount of income you need;

*  The amount you expect to receive from other sources;

*  The growth potential of other investments; and

*  How long you would like your income to last.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

                                                                          FFA-43

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex of

 FFA-44
the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments, a lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

*  Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

                                                                          FFA-45

For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

*  The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

 FFA-46

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Fidelity Overseas, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/ reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do

                                                                          FFA-47
not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest

 FFA-48
in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

                                                                          FFA-49

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in Appendix A.

We also reserve the right to deduct from purchase payments, account balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

 FFA-50

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

*  On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

                                                                          FFA-51

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

 FFA-52

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/ Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

                                                                          FFA-53

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transactions permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Fidelity VIP Funds, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

 FFA-54

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity VIP Funds or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

                                                                          FFA-55

There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives receive cash payments and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. With respect to the Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

The business unit responsible for the operation of our distribution system is also paid.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sale of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through

 FFA-56
which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the subadviser of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation in connection with sales of the Contracts.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                                          FFA-57

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                      During Contract Year
Year         1     2     3     4     5     6     7    8 & Beyond
Percentage  5.6%  5.0%  4.5%  4.0%  3.0%  2.0%  1.0%      0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

 FFA-58

Federal Estate Taxes: While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a ???

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

                                                                          FFA-59

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                         Type of Contract
                                                         -------------------------------------------------
                                                                  TSA and
                                                         Trad.      TSA                            Non-
                                                          IRA      ERISA     457(b)    403(a)    Qualified
                                                         -----    -------    ------    ------    ---------
In a series of substantially equal payments made
annually (or more frequently) for life or life
expectancy (SEPP)                                          x         x(2)      x(2)      x(2)        x
After you die                                              x         x         x         x           x
After you become totally disabled (as defined in
the Code)                                                  x         x         x         x           x
To pay deductible medical expenses                         x         x         x         x
After separation from service if you are over 55                     x         x         x
After December 31, 1999 for IRS levies                     x         x         x         x
To pay medical insurance premiums if you are
unemployed                                                 x
For qualified higher education expenses, or                x
For qualified first time home purchases up to
$10,000                                                    x
Payments to alternate payees pursuant to qualified
domestic relations orders                                            x         x         x
Certain immediate income annuities providing a
series of substantially equal periodic payments
made annually (or more frequently) over the
specified payment period                                                                             x
(1) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

(2) You must be separated from service at the time payments begin.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may

 FFA-60
include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Additionally, under new proposed regulations, life insurance may not be offered under TSA contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction and are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans, if certain conditions are met, amounts may be transferred into another 457(b) plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer).

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

                                                                          FFA-61

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

* A series of substantially equal payments made at least annually for(1) your life or life expectancy; both you and your beneficiary's lives or life expectancies; or a specified period of 10 or more years

     --   Withdrawals made to satisfy minimum distribution requirements

     --   Certain withdrawals on account of financial hardship

    Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of: (1) the calendar year following the year in which you reach age 70 1/2 or (2) the year you retire but only to the extent permitted by your plan and Contract and provided you do not own 5% or more of your employer. For IRAs, you must begin receiving withdrawals by April 1 of the year in which you reach age 70 1/2 even if you have not retired.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA. The IRA/SEP accounts and annuity contracts of a participant are aggregated together and the same is done for the SIMPLE IRAs of a participant., You may, however, generally decide from which Traditional IRA/SEPs (or from which SIMPLE IRAs, as the case may be) to satisfy the minimum distribution requirements and how much to take from each.

You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these

 FFA-62
regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If your spouse is your beneficiary, and your Contract permits, your may spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the tax law.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

                                                                          FFA-63

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest. Certain Income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance

 FFA-64
with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

                                                                          FFA-65

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

 FFA-66

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

* Is directly transferred to another permissible investment under sec.403(b) arrangements;

*  Relates to amounts that are not salary reduction elective deferrals;

* Occurs after you die, leave your job or become disabled (as defined by the Code); or

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

                                                                          FFA-67

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

* The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

* Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code
   Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

* In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

* If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

* Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

* Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

 FFA-68

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

[IRAS: TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302). [OR The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional Roth IRA, SIMPLE IRA or SEP.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working

                                                                          FFA-69
spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

     -- Individuals age 50 or older can make an additional "catch-up" purchase payment of (assuming the individual has sufficient compensation).

     -- If you are an active participant in a retirement plan of an employer, your contributions may be limited.

     -- Purchase payments in excess of these amounts may be subject to a penalty tax.

     -- If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     -- These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

     -- If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

457(B) PLANS

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

 FFA-70

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

                                                                          FFA-71

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                        TSA       403(a)         PEDC           IRA        Non-Qualified
                                                     Deferred    Deferred      Deferred       Deferred       Deferred
                                                        and         and          and            and             and
                                                      Income      Income        Income         Income         Income
                                                     Annuities   Annuities   Annuities(1)   Annuities(2)     Annuities
                                                     ---------   ---------   ------------   ------------   -------------
California.........................................     0.5%        0.5%         2.35%          0.5%(3)        2.35%
Maine..............................................      --          --            --            --             2.0%
Nevada.............................................      --          --            --            --             3.5%
Puerto Rico(4).....................................     3.0%        3.0%          3.0%          3.0%            3.0%
South Dakota.......................................      --          --            --            --            1.25%
West Virginia......................................     1.0%        1.0%          1.0%          1.0%            1.0%
Wyoming............................................      --          --            --            --             1.0%

----------------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

2 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

3 WITH RESPECT TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

4  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.

 FFA-72

   APPENDIX B

    ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Value for Enhanced Preference Plus Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
American Funds Bond Division(p)....................         2006           $ 15.44          $ 16.26                20

American Funds Global Small Capitalization
  Division(f)......................................         2001             15.08            13.77                13
                                                            2002             13.77            11.04                46
                                                            2003             11.04            16.80               170
                                                            2004             16.80            20.11               363
                                                            2005             20.11            24.98               443
                                                            2006             24.98            30.70               743

American Funds Growth Division(f)..................         2001            145.96           124.55                13
                                                            2002            124.55            93.21                68
                                                            2003             93.21           126.32               117
                                                            2004            126.32           140.76               178
                                                            2005            140.76           162.02               168
                                                            2006            162.02           176.90               259

American Funds Growth-Income Division(f)...........         2001             95.64            92.64                11
                                                            2002             92.64            74.93                72
                                                            2003             74.93            98.30               174
                                                            2004             98.30           107.47               302
                                                            2005            107.47           112.67               284
                                                            2006            112.67           128.59               317

BlackRock Aggressive Growth Division...............         1997             35.98            38.02             1,925
                                                            1998             38.02            42.82             1,875
                                                            1999             42.82            56.51             1,751
                                                            2000             56.51            51.71             1,852
                                                            2001             51.71            39.05             1,971
                                                            2002             39.05            27.57             1,655
                                                            2003             27.57            38.45             1,590
                                                            2004             38.45            43.03             1,507
                                                            2005             43.03            47.18             1,356
                                                            2006             47.18            49.89             1,235

                                                                          FFA-73

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c)..................         1997           $ 30.12          $ 32.77               457
                                                            1998             32.77            35.51               572
                                                            1999             35.51            34.37               527
                                                            2000             34.37            37.87               475
                                                            2001             37.87            40.64               562
                                                            2002             40.64            43.61               502
                                                            2003             43.61            45.72               465
                                                            2004             45.72            47.30               430
                                                            2005             47.30            47.99               428
                                                            2006             47.99            49.64               435

BlackRock Diversified Division(a)..................         1997             28.10            33.57               924
                                                            1998             33.57            39.79             1,172
                                                            1999             39.79            42.84             1,326
                                                            2000             42.84            42.88             1,337
                                                            2001             42.88            39.79             1,462
                                                            2002             39.79            33.95             1,149
                                                            2003             33.95            40.54             1,085
                                                            2004             40.54            43.58             1,016
                                                            2005             43.58            44.49               919
                                                            2006             44.49            48.71               975

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)................................         1997             47.18            60.00             1,130
                                                            1998             60.00            76.18             1,304
                                                            1999             76.18            89.40             1,356
                                                            2000             89.40            83.10             1,342
                                                            2001             83.10            68.31             1,374
                                                            2002             68.31            49.99             1,145
                                                            2003             49.99            64.49             1,097
                                                            2004             64.49            70.82             1,011
                                                            2005             70.82            72.67               905
                                                            2006             72.67            82.15               829

BlackRock Large Cap Value Division -- Class E(i)...         2002             10.00             7.94                 2
                                                            2003              7.94            10.66                22
                                                            2004             10.66            11.96                69
                                                            2005             11.96            12.53                88
                                                            2006             12.53            14.79               262

 FFA-74

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(d).............................................         2004           $ 10.07          $ 11.08                12
                                                            2005             11.08            11.73                 9
                                                            2006             11.73            12.08                50

BlackRock Strategic Value Division(b)..............         2000             10.00            12.26                69
                                                            2001             12.26            14.09               443
                                                            2002             14.09            10.98               769
                                                            2003             10.98            16.33               943
                                                            2004             16.33            18.66             1,133
                                                            2005             18.66            19.25               990
                                                            2006             19.25            22.26             1,299

Calvert Social Balanced Division...................         1997             17.08            20.31               387
                                                            1998             20.31            23.40               432
                                                            1999             23.40            26.01               508
                                                            2000             26.01            24.96               537
                                                            2001             24.96            23.01               622
                                                            2002             23.01            20.02               496
                                                            2003             20.02            23.66               497
                                                            2004             23.66            25.37               458
                                                            2005             25.37            26.56               257
                                                            2006             26.56            28.62               243

Calvert Social Mid Cap Growth Division.............         1997             16.80            20.58                 0
                                                            1998             20.58            26.46               259
                                                            1999             26.46            28.04               287
                                                            2000             28.04            30.98               393
                                                            2001             30.98            26.95               501
                                                            2002             26.95            19.16               388
                                                            2003             19.16            24.99               403
                                                            2004             24.99            27.07               359
                                                            2005             27.07            26.92               312
                                                            2006             26.92            28.51               269

Cyclical Growth ETF Division(p)....................         2006             10.74            11.50                12

Cyclical Growth & Income ETF Division(p)...........         2006             10.54            11.23                 3

                                                                          FFA-75

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Division(b)....................         2000           $ 30.70          $ 31.35                22
                                                            2001             31.35            27.59               100
                                                            2002             27.59            22.86               159
                                                            2003             22.86            29.64               224
                                                            2004             29.64            32.99               329
                                                            2005             32.99            36.04               326
                                                            2006             36.04            40.91               470

FI International Stock Division....................         1997             13.99            13.53             1,187
                                                            1998             13.53            16.43             1,176
                                                            1999             16.43            18.95             1,114
                                                            2000             18.95            16.88             1,096
                                                            2001             16.88            13.27             1,162
                                                            2002             13.27            10.85             1,006
                                                            2003             10.85            13.76               965
                                                            2004             13.76            16.11               904
                                                            2005             16.11            18.83             1,179
                                                            2006             18.83            21.73             1,262

FI Large Cap Division(p)...........................         2006             18.03            18.30                 3

FI Mid Cap Opportunities Division(e)(m)............         1997             10.00            12.72               272
                                                            1998             12.72            17.28               763
                                                            1999             17.28            38.17             2,653
                                                            2000             38.17            26.00             3,856
                                                            2001             26.00            16.14             4,759
                                                            2002             16.14            11.35             4,044
                                                            2003             11.35            15.13             4,103
                                                            2004             15.13            17.57             3,924
                                                            2005             17.57            18.61             3,336
                                                            2006             18.61            20.62             3,690

FI Value Leaders Division -- Class E(i)............         2002             23.68            19.59                 1
                                                            2003             19.59            24.59                 7
                                                            2004             24.59            27.67                17
                                                            2005             27.67            30.29                41
                                                            2006             30.29            33.54                62

 FFA-76

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Division....................         1997           $ 23.99          $ 30.44             3,382
                                                            1998             30.44            33.66             3,753
                                                            1999             33.66            35.46             3,752
                                                            2000             35.46            38.08             3,447
                                                            2001             38.08            35.85             3,875
                                                            2002             35.85            29.49             3,261
                                                            2003             29.49            38.08             3,145
                                                            2004             38.08            42.07             2,736
                                                            2005             42.07            44.11             2,375
                                                            2006             44.11            52.52             2,088

Fidelity Growth Division...........................         1997             23.95            29.30                 0
                                                            1998             29.30            40.48                 0
                                                            1999             40.48            55.12                 0
                                                            2000             55.12            48.60                 0
                                                            2001             48.60            39.64             5,050
                                                            2002             39.64            27.45             4,184
                                                            2003             27.45            36.12             4,102
                                                            2004             36.12            36.99             3,694
                                                            2005             36.99            38.77             3,049
                                                            2006             38.77            41.03             2,550

Fidelity Investment Grade Bond Division............         1997             14.46            15.62               404
                                                            1998             15.62            16.84               556
                                                            1999             16.84            16.51               573
                                                            2000             16.51            18.19               615
                                                            2001             18.19            19.54               895
                                                            2002             19.54            21.36               911
                                                            2003             21.36            22.16               908
                                                            2004             22.16            22.93               803
                                                            2005             22.93            23.22               672
                                                            2006             23.22            24.00               586

                                                                          FFA-77

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Overseas Division.........................         1997           $ 16.07          $ 17.76             1,155
                                                            1998             17.76            19.84             1,142
                                                            1999             19.84            28.03             1,237
                                                            2000             28.03            22.46             1,427
                                                            2001             22.46            17.54             1,470
                                                            2002             17.54            13.85             1,203
                                                            2003             13.85            19.67             1,172
                                                            2004             19.67            22.14             1,164
                                                            2005             22.14            26.12             1,056
                                                            2006             26.12            30.55             1,026

Franklin Templeton Small Cap Growth Division(f)....         2001             10.00             8.82                25
                                                            2002              8.82             6.30                50
                                                            2003              6.30             9.05               108
                                                            2004              9.05             9.99               119
                                                            2005              9.99            10.36               126
                                                            2006             10.36            11.29               205

Harris Oakmark Focused Value Division(f)...........         2001             24.53            27.50               112
                                                            2002             27.50            24.83               267
                                                            2003             24.83            32.63               352
                                                            2004             32.63            35.53               451
                                                            2005             35.53            38.71               559
                                                            2006             38.71            43.13               558

Harris Oakmark International Division -- Class
  E(i).............................................         2002             10.62             8.88                 0
                                                            2003              8.88            11.90                25
                                                            2004             11.90            14.22               147
                                                            2005             14.22            16.10               296
                                                            2006             16.10            20.57               634

 FFA-78

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division(g).........         1998           $ 10.00          $  9.71                 2
                                                            1999              9.71             8.96                74
                                                            2000              8.96             9.98               126
                                                            2001              9.98            11.70               661
                                                            2002             11.70             9.95               748
                                                            2003              9.95            12.37               940
                                                            2004             12.37            13.65             1,269
                                                            2005             13.65            13.33             1,123
                                                            2006             13.33            15.60             1,335

Jennison Growth Division...........................         2005              4.18             5.06               317
                                                            2006              5.06             5.15               416

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(b)(l)..........................         2000              9.82             7.25                41
                                                            2001              7.25             4.97               179
                                                            2002              4.97             3.50               220
                                                            2003              3.50             4.36               299
                                                            2004              4.36             4.53               312
                                                            2005              4.53             4.14               280

Lazard Mid Cap Division -- Class E(i)..............         2002             11.43             9.73                 2
                                                            2003              9.73            12.18                18
                                                            2004             12.18            13.81                72
                                                            2005             13.81            14.81                78
                                                            2006             14.81            16.83                98

Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(f)(k)...................         2001             10.03             7.79                59
                                                            2002              7.79             5.36                84
                                                            2003              5.36             6.87               157
                                                            2004              6.87             7.41               215
                                                            2005              7.41             8.36               214
                                                            2006              8.36             8.15               353

Legg Mason Value Equity Division...................         2006              9.82            10.57               100

                                                                          FFA-79

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(n)...............................         2001           $  9.45          $  8.41                 6
                                                            2002              8.41             6.65                16
                                                            2003              6.65             8.03                33
                                                            2004              8.03             8.85                71
                                                            2005              8.85             9.41                57
                                                            2006              9.41             9.87                59

Lehman Brothers(R) Aggregate Bond Division(g)......         1998             10.00            10.12                10
                                                            1999             10.12             9.89               162
                                                            2000              9.89            10.91               271
                                                            2001             10.91            11.61               844
                                                            2002             11.61            12.68               809
                                                            2003             12.68            13.02               978
                                                            2004             13.02            13.42             1,171
                                                            2005             13.42            13.57             1,266
                                                            2006             13.57            14.00             1,651

Loomis Sayles Small Cap Division(b)................         2000             26.26            26.03                14
                                                            2001             26.03            23.51                47
                                                            2002             23.51            18.27                63
                                                            2003             18.27            24.70                91
                                                            2004             24.70            28.47               103
                                                            2005             28.47            30.16                94
                                                            2006             30.16            34.86               155

Lord Abbett Bond Debenture Division(e)(h)..........         1997             10.00            10.53                71
                                                            1998             10.53             9.65               158
                                                            1999              9.65            11.26               232
                                                            2000             11.26            11.05               241
                                                            2001             11.05            10.80               298
                                                            2002             10.80            10.83               254
                                                            2003             10.83            12.83               271
                                                            2004             12.83            13.78               341
                                                            2005             13.78            13.90               408
                                                            2006             13.90            15.05               562

 FFA-80

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division -- Class E(i)....         2002           $ 11.26          $  8.54                 1
                                                            2003              8.54            11.76                20
                                                            2004             11.76            12.42                29
                                                            2005             12.42            13.34                29
                                                            2006             13.34            15.10                53

MetLife Mid Cap Stock Index Division(b)............         2000             10.00            10.63               111
                                                            2001             10.63            10.41               340
                                                            2002             10.41             8.77               522
                                                            2003              8.77            11.73               738
                                                            2004             11.73            13.48               811
                                                            2005             13.48            14.99               872
                                                            2006             14.99            16.35             1,291

MetLife Stock Index Division.......................         1997             24.82            32.49             4,004
                                                            1998             32.49            41.28             4,766
                                                            1999             41.28            49.39             5,674
                                                            2000             49.39            44.36             5,783
                                                            2001             44.36            38.60             6,497
                                                            2002             38.60            29.69             5,609
                                                            2003             29.69            37.71             5,667
                                                            2004             37.71            41.29             5,517
                                                            2005             41.29            42.80             4,020
                                                            2006             42.80            48.96             4,043

MFS Research International Division(f).............         2001             10.00             8.74                 8
                                                            2002              8.74             7.66                31
                                                            2003              7.66            10.04                65
                                                            2004             10.04            11.90               122
                                                            2005             11.90            13.77               158
                                                            2006             13.77            17.31               383

MFS Total Return Division(d).......................         2004             33.30            36.38             1,276
                                                            2005             36.38            37.16             1,187
                                                            2006             37.16            41.31             1,048

                                                                          FFA-81

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(g)...........         1998           $ 10.00          $ 10.79                13
                                                            1999             10.79            13.35               141
                                                            2000             13.35            11.31               301
                                                            2001             11.31             8.77               639
                                                            2002              8.77             7.24               672
                                                            2003              7.24             9.87               882
                                                            2004              9.87            11.70               983
                                                            2005             11.70            13.13             1,045
                                                            2006             13.13            16.35             1,481

Neuberger Berman Mid Cap Value Division(g).........         1998             10.00            10.72                 5
                                                            1999             10.72            12.50                78
                                                            2000             12.50            15.88               329
                                                            2001             15.88            15.33               500
                                                            2002             15.33            13.73               532
                                                            2003             13.73            18.57               634
                                                            2004             18.57            22.60               878
                                                            2005             22.60            25.14               942
                                                            2006             25.14            27.76             1,116

Neuberger Berman Real Estate Division -- Class
  E(d).............................................         2004              9.99            12.88                70
                                                            2005             12.88            14.48               160
                                                            2006             14.48            19.74               464

Oppenheimer Capital Appreciation Division -- Class
  E(o).............................................         2005             10.02            10.93                 3
                                                            2006             10.93            11.66                31

Oppenheimer Global Equity Division(e)..............         1997             10.00            10.87               238
                                                            1998             10.87            12.49               489
                                                            1999             12.49            15.49               602
                                                            2000             15.49            15.09               757
                                                            2001             15.09            12.55               967
                                                            2002             12.55            10.44               805
                                                            2003             10.44            13.49               849
                                                            2004             13.49            15.55               829
                                                            2005             15.55            17.91             1,404
                                                            2006             17.91            20.68             1,700

 FFA-82

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Division(p).........         2006           $ 11.17          $ 11.32                11

PIMCO Total Return Division(f).....................         2001             10.00            10.56                78
                                                            2002             10.56            11.47               342
                                                            2003             11.47            11.87               667
                                                            2004             11.87            12.38               932
                                                            2005             12.38            12.56               978
                                                            2006             12.56            13.04             1,318

RCM Technology Division (formerly RCM Global
  Technology Division)(f)..........................         2001             10.00             7.45                21
                                                            2002              7.45             3.65                45
                                                            2003              3.65             5.70               330
                                                            2004              5.70             5.41               214
                                                            2005              5.41             5.97               188
                                                            2006              5.97             6.23               274

Russell 2000(R) Index Division(g)..................         1998             10.00            10.53                15
                                                            1999             10.53            12.80               197
                                                            2000             12.80            12.20               418
                                                            2001             12.20            12.19               700
                                                            2002             12.19             9.60               724
                                                            2003              9.60            13.90               915
                                                            2004             13.90            16.21             1,177
                                                            2005             16.21            16.78               955
                                                            2006             16.78            19.61             1,305

T. Rowe Price Large Cap Growth Division(g).........         1998             10.00            11.01                 2
                                                            1999             11.01            13.33               115
                                                            2000             13.33            13.14               445
                                                            2001             13.14            11.72               631
                                                            2002             11.72             8.91               515
                                                            2003              8.91            11.55               637
                                                            2004             11.55            12.58               690
                                                            2005             12.58            13.28               666
                                                            2006             13.28            14.90               883

                                                                          FFA-83

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division(f)...........         2001           $ 10.00          $  8.44                44
                                                            2002              8.44             4.68               129
                                                            2003              4.68             6.36               267
                                                            2004              6.36             7.44               458
                                                            2005              7.44             8.47               544
                                                            2006              8.47             8.94               857

T. Rowe Price Small Cap Growth Division(e).........         1997             10.00            11.78               472
                                                            1998             11.78            12.08               992
                                                            1999             12.08            15.31             1,055
                                                            2000             15.31            13.79             1,493
                                                            2001             13.79            12.42             1,874
                                                            2002             12.42             9.02             1,748
                                                            2003              9.02            12.59             1,849
                                                            2004             12.59            13.86             1,688
                                                            2005             13.86            15.24             1,483
                                                            2006             15.24            15.68             1,799

Western Asset Management Strategic Bond
  Opportunities Division(f)........................         2001             16.05            16.56                 4
                                                            2002             16.56            17.98                37
                                                            2003             17.98            20.06                96
                                                            2004             20.06            21.18               183
                                                            2005             21.18            21.58               178
                                                            2006             21.58            22.46               252

Western Asset Management U.S. Government
  Division(f)......................................         2001             14.83            15.39                58
                                                            2002             15.39            16.46               165
                                                            2003             16.46            16.58               183
                                                            2004             16.58            16.92               203
                                                            2005             16.92            17.05               196
                                                            2006             17.05            17.59               275

MetLife Aggressive Allocation Division(o)..........         2005              9.99            11.20                11
                                                            2006             11.20            12.87               171

MetLife Conservative Allocation Division(o)........         2005              9.99            10.34                15
                                                            2006             10.34            10.99                75

 FFA-84

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                 YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation
  Division(o)......................................         2005           $  9.99          $ 10.57                33
                                                            2006             10.57            11.49               223

MetLife Moderate Allocation Division(o)............         2005              9.99            10.79               117
                                                            2006             10.79            11.99               589

MetLife Moderate to Aggressive Allocation
  Division(o)......................................         2005              9.99            11.02                51
                                                            2006             11.02            12.50               574

----------------
NOTES:

a NOT ALL INVESTMENT DIVISIONS ARE OFFERED UNDER THE VARIOUS ENHANCED DEFERRED ANNUITIES.

b  INCEPTION DATE: JULY 5, 2000.

c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

d  INCEPTION DATE: MAY 1, 2004.

e  INCEPTION DATE: MARCH 3, 1997.

f  INCEPTION DATE: MAY 1, 2001.

g  INCEPTION DATE: NOVEMBER 9, 1998.

h THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

i  INCEPTION DATE: MAY 1, 2002.

k THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

l THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO JENNISION GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

m THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.

n THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.

o  INCEPTION DATE: MAY 1, 2005.

p  INCEPTION DATE: MAY 1, 2006.

                                                                          FFA-85

This table shows fluctuations in the Accumulation Unit Value for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
American Funds Bond Division(o)....................         2006           $ 15.44          $ 16.26                20

American Funds Global Small Capitalization
  Division(f)......................................         2001             15.08            13.77                13
                                                            2002             13.77            11.04                46
                                                            2003             11.04            16.80               170
                                                            2004             16.80            20.11               363
                                                            2005             20.11            24.98               443
                                                            2006             24.98            30.70               743

American Funds Growth Division(f)..................         2001            145.96           124.55                13
                                                            2002            124.55            93.21                68
                                                            2003             93.21           126.32               117
                                                            2004            126.32           140.76               178
                                                            2005            140.76           162.02               168
                                                            2006            162.02           176.90               259

American Funds Growth-Income Division(f)...........         2001             95.64            92.64                11
                                                            2002             92.64            74.93                72
                                                            2003             74.93            98.30               174
                                                            2004             98.30           107.47               302
                                                            2005            107.47           112.67               284
                                                            2006            112.67           128.59               317

BlackRock Aggressive Growth Division(a)............         1997             35.98            38.02             1,925
                                                            1998             38.02            42.82             1,875
                                                            1999             42.82            56.51             1,751
                                                            2000             56.51            51.71             1,852
                                                            2001             51.71            39.05             1,971
                                                            2002             39.05            27.57             1,655
                                                            2003             27.57            38.45             1,590
                                                            2004             38.45            43.03             1,507
                                                            2005             43.03            47.18             1,356
                                                            2006             47.18            49.89             1,235

 FFA-86

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(a)(b)...............         1997           $ 30.12          $ 32.77               457
                                                            1998             32.77            35.51               572
                                                            1999             35.51            34.37               527
                                                            2000             34.37            37.87               475
                                                            2001             37.87            40.64               562
                                                            2002             40.64            43.61               502
                                                            2003             43.61            45.72               465
                                                            2004             45.72            47.30               430
                                                            2005             47.30            47.99               428
                                                            2006             47.99            49.64               435

BlackRock Diversified Division(a)..................         1997             28.10            33.57               924
                                                            1998             33.57            39.79             1,172
                                                            1999             39.79            42.84             1,326
                                                            2000             42.84            42.88             1,337
                                                            2001             42.88            39.79             1,462
                                                            2002             39.79            33.95             1,149
                                                            2003             33.95            40.54             1,085
                                                            2004             40.54            43.58             1,016
                                                            2005             43.58            44.49               919
                                                            2006             44.49            48.71               975

BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)(a).............................         1997             47.18            60.00             1,130
                                                            1998             60.00            76.18             1,304
                                                            1999             76.18            89.40             1,356
                                                            2000             89.40            83.10             1,342
                                                            2001             83.10            68.31             1,374
                                                            2002             68.31            49.99             1,145
                                                            2003             49.99            64.49             1,097
                                                            2004             64.49            70.82             1,011
                                                            2005             70.82            72.67               905
                                                            2006             72.67            82.15               829

BlackRock Large Cap Value Division -- Class E(h)...         2002             10.00             7.94                 2
                                                            2003              7.94            10.66                22
                                                            2004             10.66            11.96                69
                                                            2005             11.96            12.53                88
                                                            2006             12.53            14.79               262

                                                                          FFA-87

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(j).............................................         2004           $ 10.07          $ 11.08                12
                                                            2005             11.08            11.73                 9
                                                            2006             11.73            12.08                50

BlackRock Strategic Value Division(e)..............         2000             10.00            12.26                69
                                                            2001             12.26            14.09               443
                                                            2002             14.09            10.98               769
                                                            2003             10.98            16.33               943
                                                            2004             16.33            18.66             1,133
                                                            2005             18.66            19.25               990
                                                            2006             19.25            22.26             1,299

Calvert Social Balanced Division...................         1997             17.08            20.31               387
                                                            1998             20.31            23.40               432
                                                            1999             23.40            26.01               508
                                                            2000             26.01            24.96               537
                                                            2001             24.96            23.01               622
                                                            2002             23.01            20.02               496
                                                            2003             20.02            23.66               497
                                                            2004             23.66            25.37               458
                                                            2005             25.37            26.56               257
                                                            2006             26.56            28.62               243

Calvert Social Mid Cap Growth Division.............         1997             16.80            20.58                --
                                                            1998             20.58            26.46               259
                                                            1999             26.46            28.04               287
                                                            2000             28.04            30.98               393
                                                            2001             30.98            26.95               501
                                                            2002             26.95            19.16               388
                                                            2003             19.16            24.99               403
                                                            2004             24.99            27.07               359
                                                            2005             27.07            26.92               312
                                                            2006             26.92            28.51               269

Cyclical Growth ETF Division(o)....................         2006             10.74            11.50                12

Cyclical Growth & Income ETF Division(o)...........         2006             10.54            11.23                 3

 FFA-88

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Davis Venture Value Division(e)....................         2000           $ 30.70          $ 31.35                22
                                                            2001             31.35            27.59               100
                                                            2002             27.59            22.86               159
                                                            2003             22.86            29.64               224
                                                            2004             29.64            32.99               329
                                                            2005             32.99            36.04               326
                                                            2006             36.04            40.91               470

FI International Stock Division(a).................         1997             13.99            13.53             1,187
                                                            1998             13.53            16.43             1,176
                                                            1999             16.43            18.95             1,114
                                                            2000             18.95            16.88             1,096
                                                            2001             16.88            13.27             1,162
                                                            2002             13.27            10.85             1,006
                                                            2003             10.85            13.76               965
                                                            2004             13.76            16.11               904
                                                            2005             16.11            18.83             1,179
                                                            2006             18.83            21.73             1,262

FI Large Cap Division(o)...........................         2006             18.03            18.30                 3

FI Mid Cap Opportunities Division(c)(i)............         1997             10.00            12.72               272
                                                            1998             12.72            17.28               763
                                                            1999             17.28            38.17             2,653
                                                            2000             38.17            26.00             3,856
                                                            2001             26.00            16.14             4,759
                                                            2002             16.14            11.35             4,044
                                                            2003             11.35            15.13             4,103
                                                            2004             15.13            17.57             3,924
                                                            2005             17.57            18.61             3,336
                                                            2006             18.61            20.62             3,690

FI Value Leaders Division -- Class E(h)............         2002             23.68            19.59                 1
                                                            2003             19.59            24.59                 7
                                                            2004             24.59            27.67                17
                                                            2005             27.67            30.29                41
                                                            2006             30.29            33.54                62

                                                                          FFA-89

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Division....................         1997           $ 23.99          $ 30.44             3,382
                                                            1998             30.44            33.66             3,753
                                                            1999             33.66            35.46             3,752
                                                            2000             35.46            38.08             3,447
                                                            2001             38.08            35.85             3,875
                                                            2002             35.85            29.49             3,261
                                                            2003             29.49            38.08             3,145
                                                            2004             38.08            42.07             2,736
                                                            2005             42.07            44.11             2,375
                                                            2006             44.11            52.52             2,088

Fidelity Growth Division...........................         1997             23.95            29.30                --
                                                            1998             29.30            40.48                --
                                                            1999             40.48            55.12                --
                                                            2000             55.12            48.60                --
                                                            2001             48.60            39.64             5,050
                                                            2002             39.64            27.45             4,184
                                                            2003             27.45            36.12             4,102
                                                            2004             36.12            36.99             3,694
                                                            2005             36.99            38.77             3,049
                                                            2006             38.77            41.03             2,550

Fidelity Investment Grade Bond Division............         1997             14.46            15.62               404
                                                            1998             15.62            16.84               556
                                                            1999             16.84            16.51               573
                                                            2000             16.51            18.19               615
                                                            2001             18.19            19.54               895
                                                            2002             19.54            21.36               911
                                                            2003             21.36            22.16               908
                                                            2004             22.16            22.93               803
                                                            2005             22.93            23.22               672
                                                            2006             23.22            24.00               586

 FFA-90

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Fidelity Overseas Division.........................         1997           $ 16.07          $ 17.76             1,155
                                                            1998             17.76            19.84             1,142
                                                            1999             19.84            28.03             1,237
                                                            2000             28.03            22.46             1,427
                                                            2001             22.46            17.54             1,470
                                                            2002             17.54            13.85             1,203
                                                            2003             13.85            19.67             1,172
                                                            2004             19.67            22.14             1,164
                                                            2005             22.14            26.12             1,056
                                                            2006             26.12            30.55             1,026

Franklin Templeton Small Cap Growth Division(f)....         2001             10.00             8.82                25
                                                            2002              8.82             6.30                50
                                                            2003              6.30             9.05               108
                                                            2004              9.05             9.99               119
                                                            2005              9.99            10.36               126
                                                            2006             10.36            11.29               205

Harris Oakmark Focused Value Division(f)...........         2001             24.53            27.50               112
                                                            2002             27.50            24.83               267
                                                            2003             24.83            32.63               352
                                                            2004             32.63            35.53               451
                                                            2005             35.53            38.71               559
                                                            2006             38.71            43.13               558

Harris Oakmark International Division -- Class
  E(h).............................................         2002             10.62             8.88                 0
                                                            2003              8.88            11.90                25
                                                            2004             11.90            14.22               147
                                                            2005             14.22            16.10               296
                                                            2006             16.10            20.57               634

                                                                          FFA-91

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Division(d).........         1998           $ 10.00          $  9.71                 2
                                                            1999              9.71             8.96                74
                                                            2000              8.96             9.98               126
                                                            2001              9.98            11.70               661
                                                            2002             11.70             9.95               748
                                                            2003              9.95            12.37               940
                                                            2004             12.37            13.65             1,269
                                                            2005             13.65            13.33             1,123
                                                            2006             13.33            15.60             1,335

Jennison Growth Division...........................         2005              4.18             5.06               317
                                                            2006              5.06             5.15               416

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(e)(k)..........................         2000              9.82             7.25                41
                                                            2001              7.25             4.97               179
                                                            2002              4.97             3.50               220
                                                            2003              3.50             4.36               299
                                                            2004              4.36             4.53               312
                                                            2005              4.53             4.14               280

Lazard Mid Cap Division -- Class E(h)..............         2002             11.43             9.73                 2
                                                            2003              9.73            12.18                18
                                                            2004             12.18            13.81                72
                                                            2005             13.81            14.81                78
                                                            2006             14.81            16.83                98

Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(f)(i)...................         2001             10.03             7.79                59
                                                            2002              7.79             5.36                84
                                                            2003              5.36             6.87               157
                                                            2004              6.87             7.41               215
                                                            2005              7.41             8.36               214
                                                            2006              8.36             8.15               353

Legg Mason Value Equity Division...................         2006              9.82            10.57               100

 FFA-92

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(m)...............................         2001           $  9.45          $  8.41                 6
                                                            2002              8.41             6.65                16
                                                            2003              6.65             8.03                33
                                                            2004              8.03             8.85                71
                                                            2005              8.85             9.41                57
                                                            2006              9.41             9.87                59

Lehman Brothers(R) Aggregate Bond Division(d)......         1998             10.00            10.12                10
                                                            1999             10.12             9.89               162
                                                            2000              9.89            10.91               271
                                                            2001             10.91            11.61               844
                                                            2002             11.61            12.68               809
                                                            2003             12.68            13.02               978
                                                            2004             13.02            13.42             1,171
                                                            2005             13.42            13.57             1,266
                                                            2006             13.57            14.00             1,651

Loomis Sayles Small Cap Division(e)................         2000             26.26            26.03                14
                                                            2001             26.03            23.51                47
                                                            2002             23.51            18.27                63
                                                            2003             18.27            24.70                91
                                                            2004             24.70            28.47               103
                                                            2005             28.47            30.16                94
                                                            2006             30.16            34.86               155

Lord Abbett Bond Debenture Division(c)(g)..........         1997             10.00            10.53                71
                                                            1998             10.53             9.65               158
                                                            1999              9.65            11.26               232
                                                            2000             11.26            11.05               241
                                                            2001             11.05            10.80               298
                                                            2002             10.80            10.83               254
                                                            2003             10.83            12.83               271
                                                            2004             12.83            13.78               341
                                                            2005             13.78            13.90               408
                                                            2006             13.90            15.05               562

                                                                          FFA-93

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth Division -- Class E(h)....         2002           $ 11.26          $  8.54                 1
                                                            2003              8.54            11.76                20
                                                            2004             11.76            12.42                29
                                                            2005             12.42            13.34                29
                                                            2006             13.34            15.10                53

MetLife Mid Cap Stock Index Division(e)............         2000             10.00            10.63               111
                                                            2001             10.63            10.41               340
                                                            2002             10.41             8.77               522
                                                            2003              8.77            11.73               738
                                                            2004             11.73            13.48               811
                                                            2005             13.48            14.99               872
                                                            2006             14.99            16.35             1,291

MetLife Stock Index Division.......................         1997             24.82            32.49             4,004
                                                            1998             32.49            41.28             4,766
                                                            1999             41.28            49.39             5,674
                                                            2000             49.39            44.36             5,783
                                                            2001             44.36            38.60             6,497
                                                            2002             38.60            29.69             5,609
                                                            2003             29.69            37.71             5,667
                                                            2004             37.71            41.29             5,517
                                                            2005             41.29            42.80             4,020
                                                            2006             42.80            48.96             4,043

MFS Research International Division(f).............         2001             10.00             8.74                 8
                                                            2002              8.74             7.66                31
                                                            2003              7.66            10.04                65
                                                            2004             10.04            11.90               122
                                                            2005             11.90            13.77               158
                                                            2006             13.77            17.31               383

MFS Total Return Division(j).......................         2004             33.30            36.38             1,276
                                                            2005             36.38            37.16             1,187
                                                            2006             37.16            41.31             1,048

 FFA-94

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index Division(d)...........         1998           $ 10.00          $ 10.79                13
                                                            1999             10.79            13.35               141
                                                            2000             13.35            11.31               301
                                                            2001             11.31             8.77               639
                                                            2002              8.77             7.24               672
                                                            2003              7.24             9.87               882
                                                            2004              9.87            11.70               983
                                                            2005             11.70            13.13             1,045
                                                            2006             13.13            16.35             1,481

Neuberger Berman Mid Cap Value Division(d).........         1998             10.00            10.72                 5
                                                            1999             10.72            12.50                78
                                                            2000             12.50            15.88               329
                                                            2001             15.88            15.33               500
                                                            2002             15.33            13.73               532
                                                            2003             13.73            18.57               634
                                                            2004             18.57            22.60               878
                                                            2005             22.60            25.14               942
                                                            2006             25.14            27.76             1,116

Neuberger Berman Real Estate Division -- Class
  E(j).............................................         2004              9.99            12.88                70
                                                            2005             12.88            14.48               160
                                                            2006             14.48            19.74               464

Oppenheimer Capital Appreciation Division -- Class
  E(n).............................................         2005             10.02            10.93                 3
                                                            2006             10.93            11.66                31

Oppenheimer Global Equity Division(c)..............         1997             10.00            10.87               238
                                                            1998             10.87            12.49               489
                                                            1999             12.49            15.49               602
                                                            2000             15.49            15.09               757
                                                            2001             15.09            12.55               967
                                                            2002             12.55            10.44               805
                                                            2003             10.44            13.49               849
                                                            2004             13.49            15.55               829
                                                            2005             15.55            17.91             1,404
                                                            2006             17.91            20.68             1,700

                                                                          FFA-95

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Division(o).........         2006           $ 11.17          $ 11.32                11

PIMCO Total Return Division(f).....................         2001             10.00            10.56                78
                                                            2002             10.56            11.47               342
                                                            2003             11.47            11.87               667
                                                            2004             11.87            12.38               932
                                                            2005             12.38            12.56               978
                                                            2006             12.56            13.04             1,318

RCM Technology Division (formerly RCM Global
  Technology Division)(f)..........................         2001             10.00             7.45                21
                                                            2002              7.45             3.65                45
                                                            2003              3.65             5.70               330
                                                            2004              5.70             5.41               214
                                                            2005              5.41             5.97               188
                                                            2006              5.97             6.23               274

Russell 2000(R) Index Division(d)..................         1998             10.00            10.53                15
                                                            1999             10.53            12.80               197
                                                            2000             12.80            12.20               418
                                                            2001             12.20            12.19               700
                                                            2002             12.19             9.60               724
                                                            2003              9.60            13.90               915
                                                            2004             13.90            16.21             1,177
                                                            2005             16.21            16.78               955
                                                            2006             16.78            19.61             1,305

T. Rowe Price Large Cap Growth Division(d).........         1998             10.00            11.01                 2
                                                            1999             11.01            13.33               115
                                                            2000             13.33            13.14               445
                                                            2001             13.14            11.72               631
                                                            2002             11.72             8.91               515
                                                            2003              8.91            11.55               637
                                                            2004             11.55            12.58               690
                                                            2005             12.58            13.28               666
                                                            2006             13.28            14.90               883

 FFA-96

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Division(f)...........         2001           $ 10.00          $  8.44                44
                                                            2002              8.44             4.68               129
                                                            2003              4.68             6.36               267
                                                            2004              6.36             7.44               458
                                                            2005              7.44             8.47               544
                                                            2006              8.47             8.94               857

T. Rowe Price Small Cap Growth Division(C).........         1997             10.00            11.78               472
                                                            1998             11.78            12.08               992
                                                            1999             12.08            15.31             1,055
                                                            2000             15.31            13.79             1,493
                                                            2001             13.79            12.42             1,874
                                                            2002             12.42             9.02             1,748
                                                            2003              9.02            12.59             1,849
                                                            2004             12.59            13.86             1,688
                                                            2005             13.86            15.24             1,483
                                                            2006             15.24            15.68             1,799

Western Asset Management Strategic Bond
  Opportunities Division(f)........................         2001             16.05            16.56                 4
                                                            2002             16.56            17.98                37
                                                            2003             17.98            20.06                96
                                                            2004             20.06            21.18               183
                                                            2005             21.18            21.58               178
                                                            2006             21.58            22.46               252

Western Asset Management U.S. Government
  Division(f)......................................         2001             14.83            15.39                58
                                                            2002             15.39            16.46               165
                                                            2003             16.46            16.58               183
                                                            2004             16.58            16.92               203
                                                            2005             16.92            17.05               196
                                                            2006             17.05            17.59               275

MetLife Aggressive Allocation Division(n)..........         2005              9.99            11.20                11
                                                            2006             11.20            12.87               171

MetLife Conservative Allocation Division(n)........         2005              9.99            10.34                15
                                                            2006             10.34            10.99                75

                                                                          FFA-97

--------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER OF UNITS
                                                                          UNIT VALUE       UNIT VALUE        OUTSTANDING
                                                                         AT BEGINNING        AT END        AT END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                        YEAR           OF YEAR          OF YEAR        (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
MetLife Conservative to Moderate Allocation
  Division(n)......................................         2005           $  9.99          $ 10.57                33
                                                            2006             10.57            11.49               223

MetLife Moderate Allocation Division(n)............         2005              9.99            10.79               117
                                                            2006             10.79            11.99               589

MetLife Moderate to Aggressive Allocation
  Division(n)......................................         2005              9.99            11.02                51
                                                            2006             11.02            12.50               574

----------------
NOTES:

a  INCEPTION DATE: MAY 1, 1996.

b THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

c  INCEPTION DATE: MARCH 3, 1997.

d  INCEPTION DATE: NOVEMBER 9, 1998.

e  INCEPTION DATE: JULY 5, 2000.

f  INCEPTION DATE: MAY 1, 2001.

g THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

h  INCEPTION DATE: MAY 1, 2002.

i THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

j  INCEPTION DATE: MAY 1, 2004.

k THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO JENNISION GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

l THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.

m THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.

n  INCEPTION DATE: MAY 1, 2005.

o  INCEPTION DATE: MAY 1, 2006.

 FFA-98

APPENDIX C

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                                                          FFA-99

APPENDIX D

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                      LEGAL NAME OF PORTFOLIO SERIES                     MARKETING NAME
-----------------                  ---------------------------------------    ---------------------------------------
AMERICAN FUNDS INSURANCE SERIES                   Bond Fund                          American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES       Global Small Capitalization Fund              American Funds Global Small
                                                                                        Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES              Growth-Income Fund                  American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                  Growth Fund                        American Funds Growth Fund
CALVERT VARIABLE SERIES, INC.             Social Balanced Portfolio              Calvert Social Balanced Portfolio
CALVERT VARIABLE SERIES, INC.          Social Mid Cap Growth Portfolio        Calvert Social Mid Cap Growth Portfolio
METROPOLITAN SERIES FUND, INC.        FI International Stock Portfolio           FI International Stock Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Large Cap Portfolio                FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.       FI Mid Cap Opportunities Portfolio         FI Mid Cap Opportunities Portfolio
                                                                                            (Fidelity)
METROPOLITAN SERIES FUND, INC.           FI Value Leaders Portfolio            FI Value Leaders Portfolio (Fidelity)
VARIABLE INSURANCE PRODUCTS            Investment Grade Bond Portfolio          Fidelity VIP Investment Grade Bond
                                                                                             Portfolio
VARIABLE INSURANCE PRODUCTS                Equity-Income Portfolio             Fidelity VIP Equity-Income Portfolio
VARIABLE INSURANCE PRODUCTS                   Growth Portfolio                     Fidelity VIP Growth Portfolio
VARIABLE INSURANCE PRODUCTS                Money Market Portfolio               Fidelity VIP Money Market Portfolio
VARIABLE INSURANCE PRODUCTS                  Overseas Portfolio                   Fidelity VIP Overseas Portfolio

 FFA-100

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................     1

TABLE OF CONTENTS...........................................     1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............     2

SERVICES....................................................     2

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................     2

EARLY WITHDRAWAL CHARGE.....................................     4

EXPERIENCE FACTOR...........................................     4

VARIABLE INCOME PAYMENTS....................................     4

INVESTMENT MANAGEMENT FEES..................................     7

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................    11

VOTING RIGHTS...............................................    12

ERISA.......................................................    13

TAXES.......................................................    14

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................   F-1

FINANCIAL STATEMENTS OF METLIFE.............................   F-1

                                                                         FFA-101

                           REQUEST FOR A STATEMENT OF

                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

---------------------------------------
                                            Name ----------------------------------------
           (Contract Number)
                                         Address ----------------------------------------
---------------------------------------          ----------------------------------------
              (Signature)                                                             zip

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                        Supplement Dated April 30, 2007
                                     to the
                          Prospectus Dated May 1, 2006

                      Metropolitan Life Separate Account E
   Preference Plus(R) Account Variable Deferred and Income Annuity Contracts

                                   Issued by
                      Metropolitan Life Insurance Company
                                200 Park Avenue
                            New York, New York 10166

This supplement updates certain information in the prospectus dated May 1, 2006, describing Preference Plus(R) Account variable annuity Contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated April 30, 2007. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.

An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Supplement is not valid unless preceded by the current Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Calvert Social Balanced Portfolio, and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


AMERICAN FUNDS BOND                                LEGG MASON VALUE EQUITY
AMERICAN FUNDS GLOBAL SMALL                        LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  CAPITALIZATION                                   LOOMIS SAYLES SMALL CAP
AMERICAN FUNDS GROWTH                              LORD ABBETT BOND DEBENTURE
AMERICAN FUNDS GROWTH-INCOME                       MFS(R) RESEARCH INTERNATIONAL
BLACKROCK AGGRESSIVE GROWTH                        MFS(R) TOTAL RETURN
BLACKROCK BOND INCOME                              MET/AIM SMALL CAP GROWTH
BLACKROCK DIVERSIFIED                              METLIFE MID CAP STOCK INDEX
BLACKROCK LARGE-CAP CORE                           METLIFE STOCK INDEX
  (FORMERLY, BLACKROCK INVESTMENT TRUST)           MORGAN STANLEY EAFE(R) INDEX
BLACKROCK LARGE CAP VALUE                          NEUBERGER BERMAN MID CAP VALUE
BLACKROCK LEGACY LARGE CAP GROWTH                  NEUBERGER BERMAN REAL ESTATE
BLACKROCK STRATEGIC VALUE                          OPPENHEIMER CAPITAL APPRECIATION
CALVERT SOCIAL BALANCED                            OPPENHEIMER GLOBAL EQUITY
DAVIS VENTURE VALUE                                PIMCO INFLATION PROTECTED BOND
FI INTERNATIONAL STOCK                             PIMCO TOTAL RETURN
FI LARGE CAP                                       RCM TECHNOLOGY
FI MID CAP OPPORTUNITIES                             (FORMERLY RCM GLOBAL TECHNOLOGY)
FI VALUE LEADERS                                   RUSSELL 2000(R) INDEX
FRANKLIN TEMPLETON SMALL CAP GROWTH                T. ROWE PRICE LARGE CAP GROWTH
HARRIS OAKMARK FOCUSED VALUE                       T. ROWE PRICE MID-CAP GROWTH
HARRIS OAKMARK INTERNATIONAL                       T. ROWE PRICE SMALL CAP GROWTH
HARRIS OAKMARK LARGE CAP VALUE                     WESTERN ASSET MANAGEMENT STRATEGIC BOND
JANUS FORTY                                          OPPORTUNITIES
JENNISON GROWTH                                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
LAZARD MID-CAP
LEGG MASON PARTNERS AGGRESSIVE GROWTH
  (FORMERLY JANUS AGGRESSIVE GROWTH)

                                     ASSET ALLOCATION PORTFOLIOS
METLIFE AGGRESSIVE ALLOCATION                      METLIFE MODERATE TO AGGRESSIVE
METLIFE CONSERVATIVE ALLOCATION                      ALLOCATION
METLIFE CONSERVATIVE TO MODERATE
  ALLOCATION
METLIFE MODERATE ALLOCATION

                              EXCHANGE-TRADED FUNDS ("ETF") PORTFOLIOS
CYCLICAL GROWTH AND INCOME ETF                     CYCLICAL GROWTH ETF

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES


The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

   Sales Load Imposed on Purchase Payments..................        None
   Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................    Up to 7%
   Exchange Fee.............................................        None
   Surrender Fee............................................        None
   Account Reduction Loan Initiation Fee....................      $75(2)
   Annual Account Reduction Loan Maintenance Fee (per loan
     outstanding)...........................................      $50(2)
   Income Annuity Contract Fee(2)...........................        $350
   Transfer Fee.............................................        None

1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
   SCHEDULE:

    DURING PURCHASE PAYMENT/CONTRACT YEAR
    1...........................................................      7%
    2...........................................................      6%
    3...........................................................      5%
    4...........................................................      4%
    5...........................................................      3%
    6...........................................................      2%
    7...........................................................      1%
    THEREAFTER..................................................      0%

   THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

   THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE ARE CURRENTLY WAIVING THIS CHARGE.
--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee (3).........................................................................     None
Separate Account Charge (as a percentage of your average account value) (4)
   General Administrative Expenses Charge.......................................................     .50%
   Mortality and Expense Risk Charge............................................................     .75%
   Total Separate Account Annual Charge(4)..............  Current and Maximum Guaranteed Charge:    1.25%

3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

   WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.
--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, FI Large Cap, FI Value Leaders, Lazard Mid-Cap, Met/AIM Small Cap Growth, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, Janus Forty and Harris Oakmark International Portfolios, which are Class E Portfolios, and the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds fees and expenses are contained in their respective prospectuses.

                                                                       Minimum   Maximum
Total Annual Metropolitan Fund, Met Investors Fund and American Funds  -------   -------
   Operating Expenses for the fiscal year ending December 31, 2006
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................        0.30%     1.08%
   After Waiver and/or Reimbursement of Expenses (5)(6).........        0.29%     1.08%

5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT UNDER WHICH MET INVESTORS FUND HAS AGREED TO WAIVE OR LIMIT ITS FEES AND TO ASSUME OTHER EXPENSES SO THAT THE TOTAL ANNUAL EXPENSES OF EACH PORTFOLIO (OTHER THAN INTEREST, TAXES, BROKERAGE COMMISSIONS, OTHER EXPENDITURES WHICH ARE CAPITALIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND OTHER EXTRAORDINARY EXPENSES NOT INCURRED IN THE ORDINARY COURSE OF EACH PORTFOLIO'S BUSINESS) WILL NOT EXCEED, AT ANY TIME PRIOR TO APRIL 30, 2008, EXCLUSIVE OF 12B-1 FEES, THE FOLLOWING PERCENTAGES: 0.55% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.55% FOR THE CYCLICAL GROWTH ETF PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY METLIFE INVESTORS MAY, WITH THE APPROVAL OF THE TRUST'S BOARD OF TRUSTEES, BE REPAID BY THE APPLICABLE PORTFOLIO TO METLIFE INVESTORS. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE MET INVESTORS FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE INVESTORS AND THE MET INVESTORS FUND.

6 PURSUANT TO AN EXPENSE AGREEMENT METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES AND EXTRAORDINARY EXPENSES, UNDERLYING PORTFOLIO INVESTMENT MANAGEMENT FEES AND EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS, EXCLUSIVE OF 12B-1 FEES, AS
   INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
METLIFE CONSERVATIVE ALLOCATION PORTFOLIO                        0.10
METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO            0.10
METLIFE MODERATE ALLOCATION PORTFOLIO                            0.10
METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO              0.10
METLIFE AGGRESSIVE ALLOCATION PORTFOLIO                          0.10

   THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2008. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

   METLIFE ADVISERS HAS ALSO AGREED TO WAIVE A PORTION OF ITS INVESTMENT MANAGEMENT FEE UNTIL AT LEAST APRIL 30, 2008 FOR THE FOLLOWING PORTFOLIOS IN THE PERCENTAGE AMOUNTS SPECIFIED BELOW:

                 PORTFOLIO                         PERCENTAGE BEFORE WAIVER               PERCENTAGE AFTER WAIVER
                 ---------                         ------------------------               -----------------------
METLIFE STOCK INDEX PORTFOLIO                                                0.25                                  0.243
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO            0.65 OF THE FIRST $50 MILLION         0.635 OF THE FIRST $50 MILLION
                                              0.60 OF THE EXCESS OVER $50 MILLION    0.60 OF THE EXCESS OVER $50 MILLION
METLIFE MID CAP STOCK INDEX PORTFOLIO                                        0.25                                  0.243
LOOMIS SAYLES SMALL CAP PORTFOLIO                  0.90 OF THE FIRST $500 MILLION         0.85 OF THE FIRST $500 MILLION
                                             0.85 OF THE EXCESS OVER $500 MILLION   0.80 OF THE EXCESS OVER $500 MILLION
RUSSELL 2000(R) PORTFOLIO                                                    0.25                                  0.243
MORGAN STANLEY EAFE(R) PORTFOLIO                                             0.30                                  0.293
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX                                      0.25                                  0.244
 PORTFOLIO
BLACKROCK BOND INCOME PORTFOLIO                      0.40 OF THE FIRST $1 BILLION           0.40 OF THE FIRST $1 BILLION
                                                      0.35 OF THE NEXT $1 BILLION           0.325 OF THE NEXT $1 BILLION
                                                      0.30 OF THE NEXT $1 BILLION            0.30 OF THE NEXT $1 BILLION
                                               0.25 OF THE EXCESS OVER $3 BILLION     0.25 OF THE EXCESS OVER $3 BILLION

   THE EFFECT OF SUCH WAIVER IS THAT PERFORMANCE RESULTS ARE INCREASED. SEE THE ATTACHED PROSPECTUS FOR THE METROPOLITAN FUND FOR MORE INFORMATION ABOUT THE AGREEMENT TO WAIVE OR LIMIT FEES AND TO ASSUME OTHER EXPENSES BETWEEN METLIFE ADVISERS AND THE METROPOLITAN FUND.

                                                                        C             A+B+C=D
METROPOLITAN FUND ANNUAL EXPENSES                A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................     0.72      0.00         0.06             0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................     0.39      0.00         0.07             0.46
BlackRock Diversified Portfolio(16)........     0.44      0.00         0.07             0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................     0.70      0.15         0.11             0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................     0.73      0.15         0.07             0.95
BlackRock Strategic Value Portfolio(16)....     0.82      0.00         0.06             0.88
Davis Venture Value Portfolio..............     0.71      0.00         0.04             0.75
FI International Stock Portfolio(15).......     0.85      0.00         0.13             0.98
FI Large Cap Portfolio (Class E)(24)(26)...     0.78      0.15         0.06             0.99
FI Mid Cap Opportunities Portfolio(14).....     0.68      0.00         0.06             0.74
FI Value Leaders Portfolio (Class E)(24)...     0.64      0.15         0.07             0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................     0.90      0.00         0.15             1.05
Harris Oakmark Focused Value Portfolio.....     0.72      0.00         0.05             0.77
Harris Oakmark Large Cap Value Portfolio...     0.72      0.00         0.06             0.78
Jennison Growth Portfolio(17)..............     0.63      0.00         0.05             0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................     0.25      0.00         0.06             0.31
Loomis Sayles Small Cap Portfolio(6).......     0.90      0.00         0.07             0.97
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................     0.53      0.15         0.05             0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................     0.25      0.00         0.07             0.33
MetLife Stock Index Portfolio(6)...........     0.25      0.00         0.05             0.30
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................     0.30      0.00         0.13             0.45
Neuberger Berman Mid Cap Value
  Portfolio(26)............................     0.65      0.00         0.06             0.71
Oppenheimer Global Equity Portfolio(18)....     0.53      0.00         0.09             0.62
Russell 2000(R) Index Portfolio(6).........     0.25      0.00         0.09             0.36
T. Rowe Price Large Cap Growth
  Portfolio(6).............................     0.60      0.00         0.08             0.68
T. Rowe Price Small Cap Growth Portfolio...     0.51      0.00         0.07             0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............     0.63      0.00         0.07             0.70
Western Asset Management U.S. Government
  Portfolio(21)............................     0.50      0.00         0.07             0.57

                                                                D-E=F
METROPOLITAN FUND ANNUAL EXPENSES                  E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Aggressive Growth
  Portfolio(16)............................       0.00           0.78
BlackRock Bond Income
  Portfolio(6)(9)(16)......................       0.01           0.45
BlackRock Diversified Portfolio(16)........       0.00           0.51
BlackRock Large Cap Value Portfolio (Class
  E)(16)(24)(25)...........................       0.00           0.96
BlackRock Legacy Large Cap Growth Portfolio
  (Class E)(16)(24)........................       0.00           0.95
BlackRock Strategic Value Portfolio(16)....       0.00           0.88
Davis Venture Value Portfolio..............       0.00           0.75
FI International Stock Portfolio(15).......       0.00           0.98
FI Large Cap Portfolio (Class E)(24)(26)...       0.00           0.99
FI Mid Cap Opportunities Portfolio(14).....       0.00           0.74
FI Value Leaders Portfolio (Class E)(24)...       0.00           0.86
Franklin Templeton Small Cap Growth
  Portfolio(25)............................       0.00           1.05
Harris Oakmark Focused Value Portfolio.....       0.00           0.77
Harris Oakmark Large Cap Value Portfolio...       0.00           0.78
Jennison Growth Portfolio(17)..............       0.00           0.68
Lehman Brothers(R) Aggregate Bond Index
  Portfolio(6).............................       0.01           0.30
Loomis Sayles Small Cap Portfolio(6).......       0.05           0.92
MFS(R) Total Return Portfolio (Class
  E)(24)(26)...............................       0.00           0.73
MetLife Mid Cap Stock Index
  Portfolio(6)(7)..........................       0.01           0.32
MetLife Stock Index Portfolio(6)...........       0.01           0.29
Morgan Stanley EAFE(R) Index
  Portfolio(6)(32).........................       0.01           0.44
Neuberger Berman Mid Cap Value
  Portfolio(26)............................       0.00           0.71
Oppenheimer Global Equity Portfolio(18)....       0.00           0.62
Russell 2000(R) Index Portfolio(6).........       0.01           0.35
T. Rowe Price Large Cap Growth
  Portfolio(6).............................       0.00           0.68
T. Rowe Price Small Cap Growth Portfolio...       0.00           0.58
Western Asset Management Strategic Bond
  Opportunities Portfolio(21)..............       0.00           0.70
Western Asset Management U.S. Government
  Portfolio(21)............................       0.00           0.57


                                                                B              A+B=C
                                                 A        OTHER EXPENSES   TOTAL EXPENSES           D
                                             MANAGEMENT       BEFORE       BEFORE WAIVER/        WAIVER/
ASSET ALLOCATION PORTFOLIOS(20)                 FEES      REIMBURSEMENT    REIMBURSEMENT      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................      0.10           0.09             0.19              0.09
MetLife Conservative to Moderate
  Allocation Portfolio(6).................      0.10           0.02             0.12              0.02
MetLife Moderate Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................      0.10           0.01             0.11              0.01
MetLife Aggressive Allocation
  Portfolio(6)............................      0.10           0.07             0.17              0.07

                                                           NET TOTAL ANNUAL
                                                          EXPENSES INCLUDING
                                              C-D=E     ESTIMATED NET EXPENSES
                                            NET TOTAL             OF
ASSET ALLOCATION PORTFOLIOS(20)             EXPENSES    UNDERLYING PORTFOLIOS
------------------------------------------  ----------------------------------
MetLife Conservative Allocation
  Portfolio(6)............................    0.10               0.71
MetLife Conservative to Moderate
  Allocation Portfolio(6).................    0.10               0.75
MetLife Moderate Allocation
  Portfolio(6)............................    0.10               0.80
MetLife Moderate to Aggressive Allocation
  Portfolio(6)............................    0.10               0.85
MetLife Aggressive Allocation
  Portfolio(6)............................    0.10               0.85

                                                                    B              A+B=C
CALVERT FUND ANNUAL EXPENSES                         A        OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006         MANAGEMENT       BEFORE           BEFORE
(as a percentage of average net assets)             FEES      REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio..............     0.70           0.21             0.91

                                                                    C-D=E
CALVERT FUND ANNUAL EXPENSES                                    TOTAL EXPENSES
for fiscal year ending December 31, 2006               D            AFTER
(as a percentage of average net assets)          REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Calvert Social Balanced Portfolio..............       0.00           0.91

                                                                        C             A+B+C=D
MET INVESTORS FUND ANNUAL EXPENSES               A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)         FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
BlackRock Large-Cap Core
  Portfolio(16)(27)(30)(31)................     0.63      0.00         0.22             0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................     0.78      0.15         0.13             1.06
Janus Forty Portfolio (Class
  E)(8)(30)(31)............................     0.65      0.15         0.06             0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................     0.70      0.15         0.06             0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................     0.63      0.00         0.09             0.72
Legg Mason Value Equity
  Portfolio(13)(25)........................     0.64      0.00         0.08             0.72
Lord Abbett Bond Debenture Portfolio(9)....     0.50      0.00         0.04             0.54
MFS(R) Research International Portfolio....     0.72      0.00         0.14             0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................     0.87      0.15         0.06             1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................     0.64      0.15         0.04             0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................     0.57      0.15         0.05             0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................     0.50      0.15         0.07             0.72
PIMCO Total Return Portfolio...............     0.50      0.00         0.05             0.55
RCM Technology Portfolio(19)(25)(29)(31)...     0.88      0.00         0.14             1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................     0.75      0.00         0.04             0.79

                                                                D-E=F
MET INVESTORS FUND ANNUAL EXPENSES                 E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)      REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
BlackRock Large-Cap Core
  Portfolio(16)(27)(30)(31)................       0.00           0.85
Harris Oakmark International Portfolio
  (Class E)(10)(24)........................       0.00           1.06
Janus Forty Portfolio (Class
  E)(8)(30)(31)............................       0.00           0.86
Lazard Mid-Cap Portfolio (Class
  E)(22)(24)...............................       0.00           0.91
Legg Mason Partners Aggressive Growth
  Portfolio(12)(28)(31)....................       0.00           0.72
Legg Mason Value Equity
  Portfolio(13)(25)........................       0.00           0.72
Lord Abbett Bond Debenture Portfolio(9)....       0.00           0.54
MFS(R) Research International Portfolio....       0.00           0.86
Met/AIM Small Cap Growth Portfolio (Class
  E)(24)(31)...............................       0.00           1.08
Neuberger Berman Real Estate Portfolio
  (Class E)(24)............................       0.00           0.83
Oppenheimer Capital Appreciation Portfolio
  (Class E)(24)(31)........................       0.00           0.77
PIMCO Inflation Protected Bond Portfolio
  (Class E)(24)............................       0.00           0.72
PIMCO Total Return Portfolio...............       0.00           0.55
RCM Technology Portfolio(19)(25)(29)(31)...       0.00           1.02
T. Rowe Price Mid-Cap Growth
  Portfolio(11)............................       0.00           0.79

                                               A          B
                                           MANAGEMENT   12b-1         C             A+B+C=D
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)       FEES      FEES    OTHER EXPENSES   TOTAL EXPENSES
-----------------------------------------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................     0.45      0.15         0.16             0.76
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................     0.45      0.15         0.14             0.74

                                                                                      NET TOTAL ANNUAL
                                                                                     EXPENSES INCLUDING
                                                                                       ESTIMATED NET
                                                   E                 D-E=F              EXPENSES OF
                                                WAIVER/            NET TOTAL             UNDERLYING
EXCHANGE -- TRADED FUNDS PORTFOLIOS(23)      REIMBURSEMENT      ANNUAL EXPENSES          PORTFOLIOS
-----------------------------------------  --------------------------------------------------------------
Cyclical Growth and Income ETF Portfolio
  (Class E)(5)(24).......................        0.06                0.70                   0.95
Cyclical Growth ETF Portfolio (Class
  E)(5)(24)..............................        0.04                0.70                   0.94

                                                                        C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES           A          B     OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2006     MANAGEMENT   12b-1       BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)(24)     FEES      FEES    REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
American Funds Bond Portfolio..............     0.41      0.25         0.01             0.67
American Funds Global Small Capitalization
  Portfolio................................     0.72      0.25         0.05             1.02
American Funds Growth Portfolio............     0.32      0.25         0.02             0.59
American Funds Growth-Income Portfolio.....     0.27      0.25         0.01             0.53

                                                                D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES             E        TOTAL EXPENSES
for fiscal year ending December 31, 2006        WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)(24)  REIMBURSEMENT  REIMBURSEMENT
-------------------------------------------  -----------------------------
American Funds Bond Portfolio..............       0.00           0.67
American Funds Global Small Capitalization
  Portfolio................................       0.00           1.02
American Funds Growth Portfolio............       0.00           0.59
American Funds Growth-Income Portfolio.....       0.00           0.53

7 OTHER EXPENSES INCLUDE 0.01% OF "ACQUIRED FUND FEES AND EXPENSES", WHICH ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

8 THIS PORTFOLIO FIRST BECAME AVAILABLE PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007. THIS IS A NEW SHARE CLASS OF THIS PORTFOLIO. OPERATING EXPENSES ARE ESTIMATED BASED ON THE EXPENSES OF THE CLASS A SHARES OF THIS PORTFOLIO.

9 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

10 ON JANUARY 1, 2003, HARRIS ASSOCIATES L.P. BECAME THE SUB-INVESTMENT MANAGER
   FOR THE STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO, WHICH CHANGED ITS NAME TO HARRIS OAKMARK INTERNATIONAL PORTFOLIO.

11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MFS(R) MID CAP GROWTH PORTFOLIO, WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.

12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN FUND WAS
   MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.

13 PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004, THE MFS(R) RESEARCH MANAGERS
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND. PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006, THE MFS(R) INVESTORS TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LEGG MASON VALUE EQUITY PORTFOLIO OF THE MET INVESTORS FUND.

14 PRIOR TO THE OPENING ON BUSINESS ON MAY 3, 2004, THE FI MID CAP OPPORTUNITIES
   PORTFOLIO WAS MERGED INTO THE JANUS MID CAP PORTFOLIO AND FIDELITY MANAGEMENT & RESEARCH COMPANY BECAME THE SUB-INVESTMENT MANAGER FOR THE PORTFOLIO, WHICH CHANGED ITS NAME TO FI MID CAP OPPORTUNITIES PORTFOLIO.

15 ON DECEMBER 16, 2003, FIDELITY RESEARCH & MANAGEMENT COMPANY BECAME THE
   SUB-INVESTMENT MANAGER FOR THE PUTNAM INTERNATIONAL STOCK PORTFOLIO, WHICH CHANGED ITS NAME TO FI INTERNATIONAL STOCK PORTFOLIO.

16 EFFECTIVE JANUARY 31, 2005, BLACKROCK ADVISORS, INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE STATE STREET RESEARCH BOND INCOME PORTFOLIO, THE STATE STREET RESEARCH DIVERSIFIED PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO, THE STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO, THE STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO, THE STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO AND THE STATE STREET RESEARCH AURORA PORTFOLIO, WHICH CHANGED THEIR NAMES AS SHOWN IN THE FOLLOWING TABLE:

              PRIOR PORTFOLIO NAME                             NEW PORTFOLIO NAME
              --------------------                             ------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO  BLACKROCK AGGRESSIVE GROWTH PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO             BLACKROCK STRATEGIC VALUE PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO        BLACKROCK BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO        BLACKROCK DIVERSIFIED PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO   BLACKROCK LARGE CAP PORTFOLIO
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO   BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO    BLACKROCK LARGE CAP VALUE PORTFOLIO

17 PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005, THE MET/PUTNAM VOYAGER
   PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE JENNISON GROWTH PORTFOLIO OF THE METROPOLITAN FUND.

18 ON MAY 1, 2005, OPPENHEIMERFUNDS, INC. BECAME THE SUB-INVESTMENT MANAGER FOR
   THE SCUDDER GLOBAL EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO OPPENHEIMER GLOBAL EQUITY PORTFOLIO.

19 ON JANUARY 15, 2005, RCM CAPITAL MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE PIMCO PEA INNOVATION PORTFOLIO, WHICH CHANGED ITS NAME TO RCM GLOBAL TECHNOLOGY PORTFOLIO.

20 THESE PORTFOLIOS ARE "FUNDS OF FUNDS" THAT INVEST SUBSTANTIALLY ALL OF THEIR
   ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIOS INVEST IN OTHER UNDERLYING PORTFOLIOS, EACH PORTFOLIO WILL ALSO BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTS, INCLUDING THE MANAGEMENT FEE. THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, AFTER ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.61% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.65% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.70% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.75% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.75% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIOS, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, AS OF DECEMBER 31, 2006, WERE: 0.80% FOR THE METLIFE CONSERVATIVE ALLOCATION PORTFOLIO, 0.77% FOR THE METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO, 0.81% FOR THE METLIFE MODERATE ALLOCATION PORTFOLIO, 0.86% FOR THE METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO AND 0.92% FOR THE METLIFE AGGRESSIVE STRATEGY PORTFOLIO. CONTRACT OWNERS MAY BE ABLE TO REALIZE LOWER AGGREGATE

   EXPENSES BY INVESTING DIRECTLY IN THE UNDERLYING PORTFOLIOS INSTEAD OF INVESTING IN THE PORTFOLIOS. A CONTRACT OWNER WHO CHOOSES TO INVEST DIRECTLY IN THE UNDERLYING PORTFOLIOS WOULD NOT, HOWEVER, RECEIVE THE ASSET ALLOCATION SERVICES PROVIDED BY METLIFE ADVISERS.

21 ON APRIL 28, 2006, WESTERN ASSET MANAGEMENT COMPANY BECAME THE SUB-INVESTMENT
   MANAGER FOR BOTH THE SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO AND THE SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO, WHICH CHANGED THEIR NAMES AS SET FORTH BELOW:

                     OLD PORTFOLIO NAME                                            NEW PORTFOLIO NAME
                     ------------------                                            ------------------
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO       WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                PORTFOLIO
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO                    WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

22 ON DECEMBER 19, 2005, LAZARD ASSET MANAGEMENT LLC BECAME THE SUB-INVESTMENT
   MANAGER FOR THE MET/AIM MID CAP CORE EQUITY PORTFOLIO, WHICH CHANGED ITS NAME TO LAZARD MID-CAP PORTFOLIO.

23 EACH PORTFOLIO WILL PRIMARILY INVEST ITS ASSETS IN OTHER INVESTMENT COMPANIES
   KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL ALSO BEAR ITS PRO-RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY. THE WEIGHTED EXPENSES OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS OR OTHER INVESTMENT COMPANIES BASED UPON THE ALLOCATION OF ASSETS AS OF DECEMBER 31, 2006 WAS: 0.25% FOR CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.24% FOR CYCLICAL GROWTH ETF PORTFOLIO. SEE THE PROSPECTUS FOR THE PORTFOLIOS FOR A DESCRIPTION OF THE ALLOCATION TARGETS FOR EACH PORTFOLIO. THE TOTAL OPERATING EXPENSES OF THE PORTFOLIO, INCLUDING THE WEIGHTED AVERAGE OF THE TOTAL OPERATING EXPENSES OF THE UNDERLYING ETFS AND OTHER INVESTMENT COMPANIES AS OF DECEMBER 31, 2006, BEFORE ANY APPLICABLE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, WERE 1.01% FOR THE CYCLICAL GROWTH AND INCOME ETF PORTFOLIO AND 0.98% FOR THE CYCLICAL GROWTH ETF PORTFOLIO.

24 EACH OF THE AMERICAN METROPOLITAN AND MET INVESTORS FUNDS HAS ADOPTED A
   DISTRIBUTION PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN EACH FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS E SHARES OF THE METROPOLITAN AND MET INVESTORS FUNDS AND CLASS 2 OF THE AMERICAN FUNDS.

25 FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER OF THESE
   PORTFOLIOS IN PRIOR YEARS WERE REPAID IN THE LAST FISCAL YEAR BY THE INVESTMENT MANAGER UNDER THE TERMS OF PRIOR EXPENSE LIMITATION AGREEMENTS. THESE AMOUNTS PER PORTFOLIO WERE:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
BLACKROCK LARGE CAP VALUE                                        0.02
FRANKLIN TEMPLETON SMALL CAP GROWTH                              0.03
LEGG MASON VALUE EQUITY                                          0.02
RCM TECHNOLOGY                                                   0.04

26 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT CURRENT FEES, AS IF CURRENT
   FEES HAD BEEN IN EFFECT FOR THE PREVIOUS FISCAL YEAR.

27 BLACKROCK INVESTMENT TRUST PORTFOLIO OF THE METROPOLITAN FUND WAS RENAMED
   BLACKROCK LARGE CAP PORTFOLIO ON OCTOBER 2, 2006. PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007, THE BLACKROCK LARGE CAP PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE BLACKROCK LARGE-CAP CORE PORTFOLIO OF THE MET INVESTORS FUND.

28 ON OCTOBER 2, 2006, CLEARBRIDGE ADVISORS, LLC (FORMERLY KNOWN AS CAM NORTH
   AMERICA, LLC) BECAME SUB-INVESTMENT MANAGER FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO, WHICH CHANGED ITS NAME, EFFECTIVE NOVEMBER 13, 2006, TO LEGG MASON AGGRESSIVE GROWTH PORTFOLIO. LEGG MASON AGGRESSIVE GROWTH PORTFOLIO WAS RENAMED LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

29 RCM GLOBAL TECHNOLOGY PORTFOLIO OF THE MET INVESTORS SERIES TRUST WAS RENAMED
   RCM TECHNOLOGY PORTFOLIO, PRIOR TO THE OPENING OF BUSINESS ON APRIL 30, 2007.

30 OTHER EXPENSES HAVE BEEN RESTATED TO REFLECT THE CURRENT MET INVESTORS SERIES
   TRUST FEE SCHEDULE, AS IF THAT SCHEDULE HAD APPLIED TO THE PORTFOLIO FOR THE ENTIRE FISCAL YEAR.

31 THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE
   AGREEMENT, AS IF THE AGREEMENT HAD BEEN IN EFFECT DURING THE PREVIOUS YEAR.

32 OTHER EXPENSES INCLUDE 0.02% OF THE "ACQUIRED FUND FEES AND EXPENSES", WHICH
   ARE FEES AND EXPENSES ATTRIBUTABLE TO UNDERLYING PORTFOLIOS IN WHICH THE PORTFOLIO INVESTED DURING THE PRECEDING FISCAL YEAR.

EXAMPLES

    The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $884         $1,216         $1,542         $2,654
Minimum...................................................      $811         $  989         $1,143         $1,839

EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $236         $726          $1,242         $2,654
Minimum....................................................      $158         $489          $  843         $1,839

EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return;

     --   you bear the Income Annuity Contract Fee; and

     -- you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $586         $1,076         $1,592         $3,004
Minimum...................................................      $508         $  839         $1,193         $2,189

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B.

METLIFE

Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance, reinsurance and retirement and savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


Delete the second sentence in the second paragraph and substitute the following:
The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts).

A DEFERRED ANNUITY

Substitute the following sentence for the second sentence in the second paragraph of this section: The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1

Plan fees. However, 12b-1 Plan fees are imposed on American Funds Portfolios, which are Class 2, and the following Portfolios: FI Large Cap, PIMCO Inflation Protected Bond, Cyclical Growth ETF, Cyclical Growth and Income ETF, FI Value Leaders, Met/AIM Small Cap Growth, Harris Oakmark International, Neuberger Berman Real Estate, MFS(R) Total Return, BlackRock Legacy Large Cap Growth, Lazard Mid-Cap, Oppenheimer Capital Appreciation, BlackRock Large Cap Value and Janus Forty, which are all Class E.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C, Portfolio Legal and Marketing Names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. The lists are intended to be guides. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
American Funds Bond Portfolio                     Seeks to maximize current income and preserve capital by
                                                  investing primarily in fixed-income securities
American Funds Global Small Capitalization        Seeks capital appreciation through stocks
  Portfolio
American Funds Growth-Income Portfolio            Seeks both capital appreciation and income
American Funds Growth Portfolio                   Seeks capital appreciation through stocks

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
BlackRock Aggressive Growth Portfolio             Seeks maximum capital appreciation
BlackRock Bond Income Portfolio                   Seeks competitive total return primarily from investing in fixed-income securities
BlackRock Diversified Portfolio                   Seeks high total return while attempting to limit investment risk and preserve capital
BlackRock Large-Cap Core Portfolio                Seeks long-term capital growth
BlackRock Large Cap Value Portfolio               Seeks long-term growth of capital
BlackRock Legacy Large Cap Growth Portfolio       Seeks long-term growth of capital
BlackRock Strategic Value Portfolio               Seeks high total return, consisting principally of capital appreciation
Calvert Social Balanced Portfolio                 Seeks to achieve a competitive total return through an
                                                  actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth
                                                  opportunity
Davis Venture Value Portfolio                     Seeks growth of capital
FI International Stock Portfolio                  Seeks long-term growth of capital
FI Large Cap Portfolio                            Seeks long-term growth of capital
FI Mid Cap Opportunities Portfolio                Seeks long-term growth of capital
FI Value Leaders Portfolio                        Seeks long-term growth of capital
Franklin Templeton Small Cap Growth Portfolio     Seeks long-term capital growth
Harris Oakmark Focused Value Portfolio            Seeks long-term capital appreciation
Harris Oakmark International Portfolio            Seeks long-term capital appreciation
Harris Oakmark Large Cap Value Portfolio          Seeks long-term capital appreciation
Janus Forty Portfolio                             Seeks capital appreciation
Jennison Growth Portfolio                         Seeks long-term growth of capital
Lazard Mid-Cap Portfolio                          Seeks long-term capital appreciation
Legg Mason Partners Aggressive Growth Portfolio   Seeks capital appreciation
Legg Mason Value Equity Portfolio                 Seeks long-term growth of capital
Lehman Brothers(R) Aggregate Bond Index           Seeks to equal the performance of the Lehman Brothers
  Portfolio                                       Aggregate Bond Index
Loomis Sayles Small Cap Portfolio                 Seeks long-term capital growth from investments in common
                                                  stocks or other equity securities
Lord Abbett Bond Debenture Portfolio              Seeks high current income and the opportunity for capital
                                                  appreciation to produce a high total return
Met/AIM Small Cap Growth Portfolio                Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio             Seeks to equal the performance of the Standard & Poor's(R)
                                                  Mid Cap 400 Composite Stock Price Index ("S&P Mid Cap 400
                                                  Index")
MetLife Stock Index Portfolio                     Seeks to equal the performance of the Standard & Poor's(R)
                                                  500 Composite Stock Price Index
MFS(R) Research International Portfolio           Seeks capital appreciation
MFS(R) Total Return Portfolio                     Seeks a favorable total return through investment in a
                                                  diversified portfolio
Morgan Stanley EAFE(R) Index Portfolio            Seeks to equal the performance of the MSCI EAFE Index
Neuberger Berman Mid Cap Value Portfolio          Seeks capital growth
Neuberger Berman Real Estate Portfolio            Seeks to provide total return through investment in real
                                                  estate securities, emphasizing both capital appreciation and current income
Oppenheimer Capital Appreciation Portfolio        Seeks capital appreciation
Oppenheimer Global Equity Portfolio               Seeks capital appreciation
PIMCO Inflation Protected Bond Portfolio          Seeks to provide maximum real return, consistent with
                                                  preservation of capital and prudent investment management
PIMCO Total Return Portfolio                      Seeks maximum total return, consistent with the preservation of capital and prudent investment management
RCM Technology Portfolio                          Seeks capital appreciation; no consideration is given to
                                                  income
Russell 2000(R) Index Portfolio                   Seeks to equal the return of the Russell 2000 Index
T. Rowe Price Large Cap Growth Portfolio          Seeks long-term growth of capital and, secondarily, dividend income
T. Rowe Price Mid-Cap Growth Portfolio            Seeks to provide long-term growth of capital
T. Rowe Price Small Cap Growth Portfolio          Seeks long-term capital growth
Western Asset Management Strategic Bond           Seeks to maximize total return consistent with preservation
  Opportunities Portfolio                         of capital
Western Asset Management U.S. Government          Seeks to maximize total return consistent with preservation
  Portfolio                                       of capital and maintenance of liquidity
          ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio           Seeks growth of capital
MetLife Conservative Allocation Portfolio         Seeks high level of current income, with growth of capital as a secondary objective
MetLife Conservative to Moderate Allocation       Seeks high total return in the form of income and growth of
  Portfolio                                       capital, with a greater emphasis on income
MetLife Moderate Allocation Portfolio             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital
MetLife Moderate to Aggressive Allocation         Seeks growth of capital
  Portfolio

                   PORTFOLIOS                                        INVESTMENT OBJECTIVES
                   ----------                                        ---------------------
         EXCHANGE-TRADED FUNDS PORTFOLIOS
Cyclical Growth and Income ETF Portfolio          Seeks growth of capital and income
Cyclical Growth ETF Portfolio                     Seeks growth of capital

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds Portfolios are made available by the Calvert Fund and the American Funds, respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment managers MetLife Advisers, LLC, and Met Investors Advisory, LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Who Sells the Deferred Annuities and Income Annuities.")

AUTOMATED INVESTMENT STRATEGIES: Add the following sentence as the last paragraph to the Index Selector:

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

Substitute this section for the one in the last prospectus:

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*  The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

*  Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

Add the following paragraph as the next to last paragraph in this section:


We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES: Substitute the following for the side bar in "Selecting a Payment Date" in your last prospectus:


SELECTING A PAYMENT DATE: (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th of the prior month.)

Substitute this section for the one in the last prospectus:

CHARGES
There are two types of charges you pay while you have money in an investment division:

*  Insurance-related charge, and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk). The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

DEATH BENEFIT

Substitute the following sentence as the fourth sentence in the first paragraph of this section: Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

1. Add the following cross-reference after the fourth sentence in the first paragraph: (See "Income Taxes" for a discussion of partial annuitization.)

2. Add the following sentence as the last sentence in the first paragraph:
Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

INCOME ANNUITIES


Substitute the following sentence for the sidebar in this section: If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

INCOME PAYMENT TYPES: Add the following sentence to the paragraph below the description of Income Types available: Due to Underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited. The following income payment types are available:


Substitute this section for the one in the last prospectus:

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

AIR

Substitute the following for the second sentence in this section: We currently offer a 3% and 4% AIR.

Substitute this section with that in the last prospectus:

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.


For us to process a reallocation, you must tell us:

*  The percentage of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and


*  The investment division from which you want to reallocate.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)


We may require that you use our forms to make reallocations.


Frequent requests from contract holders or participants/annuitants to make reallocations/transfers may dilute the value of a Portfolio's shares if the frequent reallocations/transfers involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent reallocations/transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent reallocations/transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., Western Asset Management Strategic Bond Opportunities, FI International Stock, Harris Oakmark International, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, BlackRock Strategic Value, Loomis Sayles Small Cap, Russell 2000(R) Index, Franklin Templeton Small Cap Growth, Met/AIM Small Cap Growth, T. Rowe Price Small Cap Growth, American Funds Global Small Capitalization, and Lord Abbett Bond Debenture Portfolios) and we monitor reallocation/transfer activity in those Portfolios (the "Monitored Portfolios"). In addition, as described below, we intend to treat all American Funds Insurance Series Portfolios ("American Funds Portfolios") as Monitored Portfolios. We employ various means to monitor reallocation/transfer activity, such as examining the frequency and size of reallocations/transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor reallocation/transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring reallocation/transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive reallocation/transfer activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful reallocation/transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor reallocation/transfer activity in American Funds portfolios to determine if there were two or more reallocations/transfers in followed by reallocations/transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require reallocation/transfer requests to or from an American Fund portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and reallocation/transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


Our policies and procedures may result in reallocation/transfer restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current reallocation/transfer limits, or other reallocation/transfer activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future reallocation/transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful reallocation/transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the reallocation/transfer limits. Our ability to detect and/or restrict such reallocation/transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such reallocation/transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all reallocation/transfer activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by reallocation/transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the reallocation/transfer privilege at any time. We also reserve the right to defer or restrict the reallocation/transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

Substitute the following sections with those in the last prospectus:

CONTRACT FEE

Aone time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

*  Insurance-related charge; and

*  Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.
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

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Two classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashiers check, certified check or wire made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*  After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

*  Account Balance

*  Unit Values

*  Current rates for the Fixed Interest Account

*  Transfers

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

*  Changes to investment strategies

*  Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

VOTING RIGHTS

Add the following as the fourth sentence in the second paragraph: The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of the NASD. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-

MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

MSI also pays the business unit responsible for the operation of our distribution system.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated and unaffiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that MSI pays with respect to sales made through MetLife representatives. The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold. These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

Gallatin Asset Management, Inc., an affiliate of A.G. Edwards, serves as the sub-investment manager of the Cyclical Growth and Income ETF Portfolio and the Cyclical Growth ETF Portfolio (the "ETF Portfolios"). Accordingly, A.G. Edwards may benefit from assets allocated to the ETF Portfolios to the extent such assets result in profits to Gallatin Asset Management, Inc. (See the SAI for Met Investors Series Trust for information on the investment management fees paid to Gallatin Asset Management, Inc. by Met Investors Advisory, LLC, the investment manager of the ETF Portfolios.) In addition, pursuant to agreements with A.G. Edwards, we pay to them a percentage fee on assets allocated to the ETF Portfolios in this and other contracts issued by us and/or our affiliates. It is conceivable that A.G. Edwards may have an incentive to recommend to customers that they allocate purchase payments and account value to the ETF Portfolios.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for sales of the Contracts.

FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the SAI and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

Annuity purchases by nonresident aliens and foreign corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                Type of Contract
                                               ---------------------------------------------------
                                                 TSA
                                               and TSA      SIMPLE
                                                ERISA       IRA(1)      SEP      457(b)      Keogh      403(a)
                                               -------      ------      ---      ------      -----      ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                            X(2)        X          X         X(2)        X(2)       X(2)
After you die                                     X           X          X         X           X          X
After you become totally disabled (as
defined in the Code)                              X           X          X         X           X          X
To pay deductible medical expenses                X           X          X         X           X          X
After separation from service if you are
over 55                                           X                                X           X          X
After December 31, 1999 for IRS levies            X           X          X         X           X          X
To pay medical insurance premiums if you
are unemployed                                                X          X
For qualified higher education expenses,
or                                                            X          X
For qualified first time home purchases
up to $10,000                                                 X          X
Payments to alternate payees pursuant to
qualified domestic relations orders               X                                X           X
(1) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.
(2) You must be separated from service at the time payments begin.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits (Annual Step Up Death Benefit) and certain living benefits (e.g. the Guaranteed Minimum Income Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Additionally, under new proposed regulations, life insurance may not be offered under TSA contracts (Section 403(b) contracts) issued on or after February 14th 2005. Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction and are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans, if certain conditions are met, amounts may be transferred into another 457(b) plan, but only with respect to the same type of employer (i.e., amounts in a 457(b) plan may not be transferred between plans maintained by a tax-exempt employer and plans maintained by a state or local government employer).

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan. Generally, transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

* A series of substantially equal payments made at least annually for (1) your life or life expectancy; both you and your beneficiary's lives or life expectancies; or a specified period of 10 or more years

     --   Withdrawals made to satisfy minimum distribution requirements

     --   Certain withdrawals on account of financial hardship

    Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of: (1) the calendar year following the year in which you reach age 70 1/2 or (2) the year you retire but only to the extent permitted by your plan and Contract and provided you do not own 5% or more of your employer. For IRAs, you must begin receiving withdrawals by April 1 of the year in which you reach age 70 1/2 even if you have not retired.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA. The IRA/SEP accounts and annuity contracts of a participant are aggregated together and the same is done for the SIMPLE IRAs of a participant., You may, however, generally decide from which Traditional IRA/SEPs (or from which SIMPLE IRAs, as the case may be) to satisfy the minimum distribution requirements and how much to take from each.

You may not satisfy minimum distributions for one type of IRA or qualified plan with distributions from an account or annuity contract under another type of IRA or qualified plan (e.g. IRA and 403(b)).

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If your spouse is your beneficiary, and your Contract permits, your may spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the tax law.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amount attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     -- Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

     -- Is directly transferred to another permissible investment under sec.403(b) arrangements;

     --   Relates to amounts that are not salary reduction elective deferrals;

     -- Occurs after you die, leave your job or become disabled (as defined by the Code); or

     -- Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Effective January 1, 2006, employers that established and maintain a TSA/ 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under
Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31,2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS

If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

457(B) PLANS

GENERAL

457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code)

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                             Keogh and           PEDC
                                                          TSA Deferred    403(a) Deferred    Deferred and
                                                           and Income       and Income          Income
                                                           Annuities         Annuities       Annuities(1)
                                                          ------------    ---------------    ------------
California............................................        0.5%              0.5%             2.35%
Maine.................................................         --                --                --
Nevada................................................         --                --                --
Puerto Rico(2)........................................        3.0%              3.0%              3.0%
South Dakota..........................................         --                --                --
West Virginia.........................................        1.0%              1.0%              1.0%
Wyoming...............................................         --                --                --

----------------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF SEC.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

2  NEW TAX RATES EFFECTIVE JANUARY 1, 2006.

APPENDIX B

ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
American Funds Bond Division(n)..................... 2006    $ 15.03         $ 15.80            836
American Funds Global Small Capitalization
  Division(h)....................................... 2001      14.94           13.62            549
                                                     2002      13.62           10.89          1,291
                                                     2003      10.89           16.52          2,335
                                                     2004      16.52           19.72          3,455
                                                     2005      19.72           24.41          4,904
                                                     2006      24.41           29.92          5,888
American Funds Growth Division(h)................... 2001     138.68          118.11            382
                                                     2002     118.11           88.12            925
                                                     2003      88.12          119.07          1,483
                                                     2004     119.07          132.29          1,843
                                                     2005     132.29          151.82          2,086
                                                     2006     151.82          165.27          2,172
American Funds Growth-Income Division(h)............ 2001      90.87           87.85            403
                                                     2002      87.85           70.84          1,163
                                                     2003      70.84           92.66          1,753
                                                     2004      92.66          101.01          2,228
                                                     2005     101.01          105.58          2,335
                                                     2006     105.58          120.14          2,349
BlackRock Aggressive Growth Division................ 1997      23.77           25.04         43,365
                                                     1998      25.04           28.12         38,969
                                                     1999      28.12           37.00         31,947
                                                     2000      37.00           33.76         33,047
                                                     2001      33.76           25.42         31,088
                                                     2002      25.42           17.89         27,173
                                                     2003      17.89           24.88         25,242
                                                     2004      24.88           27.76         22,464
                                                     2005      27.76           30.35         19,758
                                                     2006      30.35           31.99         17,109

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Bond Income Division(c)................... 1997    $ 16.49         $ 17.89         16,306
                                                     1998      17.89           19.33         20,059
                                                     1999      19.33           18.65         18,530
                                                     2000      18.65           20.49         16,395
                                                     2001      20.49           21.92         18,444
                                                     2002      21.92           23.45         17,572
                                                     2003      23.45           24.52         15,375
                                                     2004      24.52           25.29         13,470
                                                     2005      25.29           25.58         12,152
                                                     2006      25.58           26.38         10,383
BlackRock Diversified Division...................... 1997      19.22           22.89         62,601
                                                     1998      22.89           27.04         73,899
                                                     1999      27.04           29.04         75,121
                                                     2000      29.04           28.98         75,252
                                                     2001      28.98           26.80         66,376
                                                     2002      26.80           22.80         53,835
                                                     2003      22.80           27.15         48,137
                                                     2004      27.15           29.10         42,486
                                                     2005      29.10           29.62         36,979
                                                     2006      29.62           32.33         31,232
BlackRock Large Cap Division (formerly BlackRock
  Investment Trust)................................. 1997      21.37           27.09         60,108
                                                     1998      27.09           34.30         64,044
                                                     1999      34.30           40.13         64,028
                                                     2000      40.13           37.19         62,978
                                                     2001      37.19           30.48         57,299
                                                     2002      30.48           22.24         47,428
                                                     2003      22.24           28.61         42,944
                                                     2004      28.61           31.32         37,879
                                                     2005      31.32           32.05         13,015
                                                     2006      32.05           36.12         27,458
BlackRock Large Cap Value Division -- Class E(f).... 2002      10.00            7.93            283
                                                     2003       7.93           10.60            856
                                                     2004      10.60           11.87          1,486
                                                     2005      11.87           12.39          1,365
                                                     2006      12.39           14.59          3,032

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
BlackRock Legacy Large Cap Growth Division -- Class
  E(k).............................................. 2004    $ 10.07         $ 11.06            130
                                                     2005      11.06           11.67            247
                                                     2006      11.67           11.99            399
BlackRock Strategic Value Division(a)............... 2000      10.00           12.24          4,095
                                                     2001      12.24           14.03         14,485
                                                     2002      14.03           10.90         18,439
                                                     2003      10.90           16.16         18,573
                                                     2004      16.16           18.41         18,477
                                                     2005      18.41           18.94         16,020
                                                     2006      18.94           21.84         13,598
Calvert Social Balanced Division.................... 1997      18.68           22.15          1,181
                                                     1998      22.15           25.44          1,367
                                                     1999      25.44           28.20          1,453
                                                     2000      28.20           26.98          1,527
                                                     2001      26.98           24.80          1,563
                                                     2002      24.80           21.51          1,498
                                                     2003      21.51           25.35          1,515
                                                     2004      25.35           27.10          1,526
                                                     2005      27.10           28.28          1,501
                                                     2006      28.28           30.38              0
Cyclical Growth ETF Division(n)..................... 2006      10.73           11.45             91
Cyclical Growth & Income ETF Division(n)............ 2006      10.52           11.19             88
Davis Venture Value Division(a)..................... 2000      30.19           30.79            916
                                                     2001      30.79           27.01          2,072
                                                     2002      27.01           22.31          2,269
                                                     2003      22.31           28.84          2,514
                                                     2004      28.84           32.01          3,050
                                                     2005      32.01           34.87          3,698
                                                     2006      34.87           39.46          3,990

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
FI International Stock Division..................... 1997    $ 13.76         $ 13.27         15,866
                                                     1998      13.27           16.07         14,327
                                                     1999      16.07           18.48         13,055
                                                     2000      18.48           16.41         13,978
                                                     2001      16.41           12.87         13,983
                                                     2002      12.87           10.48         13,034
                                                     2003      10.48           13.26         11,724
                                                     2004      13.26           15.48         10,579
                                                     2005      15.48           18.04          9,744
                                                     2006      18.04           20.76          9,148
FI Large Cap Division(n)............................ 2006      17.52           17.75             45
FI Mid Cap Opportunities Division(b)(j)............. 1997      10.00           12.68          7,417
                                                     1998      12.68           17.19         19,025
                                                     1999      17.19           37.85         44,078
                                                     2000      37.85           25.71         57,544
                                                     2001      25.71           15.91         52,016
                                                     2002      15.91           11.16         42,960
                                                     2003      11.16           14.83         38,319
                                                     2004      14.83           17.16         34,048
                                                     2005      17.16           18.13         29,769
                                                     2006      18.13           20.03         25,415
FI Value Leaders Division -- Class E(f)............. 2002      23.06           19.03             40
                                                     2003      19.03           23.83            175
                                                     2004      23.83           26.72            294
                                                     2005      26.72           29.18            561
                                                     2006      29.18           32.21            728
Franklin Templeton Small Cap Growth Division(h)..... 2001      10.00            8.80            769
                                                     2002       8.80            6.27          1,420
                                                     2003       6.27            8.98          2,000
                                                     2004       8.98            9.88          1,935
                                                     2005       9.88           10.22          1,816
                                                     2006      10.22           11.10          1,738

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value Division(h)............ 2001    $ 23.96         $ 26.80          2,799
                                                     2002      26.80           24.13          5,043
                                                     2003      24.13           31.61          5,303
                                                     2004      31.61           34.32          5,348
                                                     2005      34.32           37.28          5,416
                                                     2006      37.28           41.41          4,400
Harris Oakmark International Division -- Class
  E(f).............................................. 2002      10.60            8.85             42
                                                     2003       8.85           11.82            594
                                                     2004      11.82           14.09          1,793
                                                     2005      14.09           15.90          3,247
                                                     2006      15.90           20.26          4,690
Harris Oakmark Large Cap Value Division(e).......... 1998      10.00            9.71            385
                                                     1999       9.71            8.93          3,630
                                                     2000       8.93            9.91          4,947
                                                     2001       9.91           11.59         16,421
                                                     2002      11.59            9.83         19,478
                                                     2003       9.83           12.18         18,730
                                                     2004      12.18           13.40         18,015
                                                     2005      13.40           13.05         16,233
                                                     2006      13.05           15.23         13,096
Jennison Growth Division............................ 2005       4.12            4.98          5,029
                                                     2006       4.98            5.05          4,487
Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i)........................... 2000       9.81            7.24          2,554
                                                     2001       7.24            4.94          5,531
                                                     2002       4.94            3.47          5,941
                                                     2003       3.47            4.31          6,162
                                                     2004       4.31            4.47          5,450
                                                     2005       4.47            4.08          2,161
Lazard Mid Cap Division -- Class E(f)............... 2002      11.41            9.70            341
                                                     2003       9.70           12.10            799
                                                     2004      12.10           13.68            970
                                                     2005      13.68           14.62          1,005
                                                     2006      14.62           16.57            995

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth (formerly
  Janus Aggressive Growth)(g)(h).................... 2001    $ 10.03         $  7.78          1,020
                                                     2002       7.78            5.33          1,506
                                                     2003       5.33            6.82          1,648
                                                     2004       6.82            7.33          1,574
                                                     2005       7.33            8.24            600
                                                     2006       8.24            8.01          1,614
Legg Mason Value Equity............................. 2006       9.61           10.33          1,119
Legg Mason Value Equity (formerly MFS Investors
  Trust Division)(l)................................ 2001       9.39            8.35            493
                                                     2002       8.35            6.58            795
                                                     2003       6.58            7.92            847
                                                     2004       7.92            8.71          1,131
                                                     2005       8.71            9.22          1,085
                                                     2006       9.22            9.66          1,085
Lehman Brothers(R) Aggregate Bond Division(e)....... 1998      10.00           10.11            793
                                                     1999      10.11            9.85          7,736
                                                     2000       9.85           10.84         11,151
                                                     2001      10.84           11.51         17,518
                                                     2002      11.51           12.53         20,055
                                                     2003      12.53           12.82         20,050
                                                     2004      12.82           13.18         22,529
                                                     2005      13.18           13.29         21,998
                                                     2006      13.29           13.67         20,187
Loomis Sayles Small Cap Division(a)................. 2000      25.78           25.52            353
                                                     2001      25.52           22.98            654
                                                     2002      22.98           17.80            759
                                                     2003      17.80           24.00            811
                                                     2004      24.00           27.58            827
                                                     2005      27.58           29.13            863
                                                     2006      29.13           33.58          1,062

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division(d).............. 1997    $ 10.00         $ 10.50          2,375
                                                     1998      10.50            9.59          3,882
                                                     1999       9.59           11.16          4,708
                                                     2000      11.16           10.92          5,292
                                                     2001      10.92           10.64          5,375
                                                     2002      10.64           10.65          4,921
                                                     2003      10.65           12.57          5,370
                                                     2004      12.57           13.46          5,243
                                                     2005      13.46           13.54          5,163
                                                     2006      13.54           14.62          5,043
Met/AIM Small Cap Growth Division -- Class E(f)..... 2002      11.24            8.51            129
                                                     2003       8.51           11.68            317
                                                     2004      11.68           12.30            323
                                                     2005      12.30           13.17            359
                                                     2006      13.17           14.87            412
MetLife Mid Cap Stock Index Division(a)............. 2000      10.00           10.62          5,492
                                                     2001      10.62           10.36          8,076
                                                     2002      10.36            8.71         10,595
                                                     2003       8.71           11.61         11,375
                                                     2004      11.61           13.30          9,542
                                                     2005      13.30           14.75          9,545
                                                     2006      14.75           16.04          9,101
MetLife Stock Index Division........................ 1997      22.43           29.27         58,817
                                                     1998      29.27           37.08         71,196
                                                     1999      37.08           44.24         79,701
                                                     2000      44.24           39.61         83,774
                                                     2001      39.61           34.36         80,859
                                                     2002      34.36           26.36         73,948
                                                     2003      26.36           33.38         69,957
                                                     2004      33.38           36.44         67,005
                                                     2005      36.44           37.66         61,178
                                                     2006      37.66           42.95         53,415

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MFS Research International Division(h).............. 2001    $ 10.00         $  8.73            408
                                                     2002       8.73            7.62            830
                                                     2003       7.62            9.96            972
                                                     2004       9.96           11.77          1,281
                                                     2005      11.77           13.58          1,544
                                                     2006      13.58           17.02          3,004
MFS Total Return Division -- Class E(k)............. 2004      10.04           10.93            541
                                                     2005      10.93           11.12          1,421
                                                     2006      11.12           12.30          1,656
Morgan Stanley EAFE(R) Index Division(e)............ 1998      10.00           10.79            341
                                                     1999      10.79           13.31          3,867
                                                     2000      13.31           11.24          8,036
                                                     2001      11.24            8.69         11,009
                                                     2002       8.69            7.15         12,551
                                                     2003       7.15            9.72         12,721
                                                     2004       9.72           11.49         10,709
                                                     2005      11.49           12.85         10,291
                                                     2006      12.85           15.96         10,009
Neuberger Berman Mid Cap Value Division(e).......... 1998      10.00           10.72            297
                                                     1999      10.72           12.46          2,437
                                                     2000      12.46           15.78          7,503
                                                     2001      15.78           15.19          9,095
                                                     2002      15.19           13.56          9,177
                                                     2003      13.56           18.28          9,002
                                                     2004      18.28           22.20         10,311
                                                     2005      22.20           24.61         11,156
                                                     2006      24.61           27.09          9,645
Neuberger Berman Real Estate Division -- Class
  E(k).............................................. 2004       9.99           12.86          1,461
                                                     2005      12.86           14.41          3,143
                                                     2006      14.41           19.58          5,319
Oppenheimer Capital Appreciation Division -- Class
  E(m).............................................. 2005      10.02           10.90             65
                                                     2006      10.90           11.60            164

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity Division(b)............... 1997    $ 10.00         $ 10.84          4,826
                                                     1998      10.84           12.42          7,714
                                                     1999      12.42           15.36          9,322
                                                     2000      15.36           14.92         11,688
                                                     2001      14.92           12.37         12,089
                                                     2002      12.37           10.26         10,865
                                                     2003      10.26           13.22         10,015
                                                     2004      13.22           15.20          9,062
                                                     2005      15.20           17.44          8,299
                                                     2006      17.44           20.09          7,630
PIMCO Inflation Protected Bond Division(n).......... 2006      11.07           11.19            275
PIMCO Total Return Division(h)...................... 2001      10.00           10.54          2,743
                                                     2002      10.54           11.41          8,937
                                                     2003      11.41           11.78          9,775
                                                     2004      11.78           12.24          9,739
                                                     2005      12.24           12.39         10,725
                                                     2006      12.39           12.83          9,738
RCM Global Technology Division(h)................... 2001      10.00            7.44          2,035
                                                     2002       7.44            3.63          2,782
                                                     2003       3.63            5.66          6,376
                                                     2004       5.66            5.35          5,501
                                                     2005       5.35            5.88          4,228
                                                     2006       5.88            6.13          3,454
Russell 2000(R) Index Division(e)................... 1998      10.00           10.52            598
                                                     1999      10.52           12.76          5,393
                                                     2000      12.76           12.12          9,115
                                                     2001      12.12           12.08          9,631
                                                     2002      12.08            9.48         10,366
                                                     2003       9.48           13.68         10,958
                                                     2004      13.68           15.92          9,451
                                                     2005      15.92           16.43          8,754
                                                     2006      16.43           19.14          8,072

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division(e).......... 1998    $ 10.00         $ 11.00            407
                                                     1999      11.00           13.28          3,394
                                                     2000      13.28           13.05         12,475
                                                     2001      13.05           11.62         12,076
                                                     2002      11.62            8.80         10,694
                                                     2003       8.80           11.38         10,541
                                                     2004      11.38           12.35          9,724
                                                     2005      12.35           13.00          8,794
                                                     2006      13.00           14.54          7,871
T. Rowe Price Mid-Cap Growth Division(h)............ 2001      10.00            8.42          1,519
                                                     2002       8.42            4.66          2,342
                                                     2003       4.66            6.31          3,462
                                                     2004       6.31            7.36          4,025
                                                     2005       7.36            8.35          4,625
                                                     2006       8.35            8.79          4,609
T. Rowe Price Small Cap Growth Division(b).......... 1997      10.00           11.75          6,932
                                                     1998      11.75           12.01         13,124
                                                     1999      12.01           15.18         14,008
                                                     2000      15.18           13.63         19,426
                                                     2001      13.63           12.25         18,640
                                                     2002      12.25            8.87         16,726
                                                     2003       8.87           12.34         15,888
                                                     2004      12.34           13.54         14,106
                                                     2005      13.54           14.84         12,483
                                                     2006      14.84           15.23         10,952
Western Asset Management Strategic Bond
  Opportunities Division(h)......................... 2001      15.75           16.21            494
                                                     2002      16.21           17.55          1,215
                                                     2003      17.55           19.52          2,157
                                                     2004      19.52           20.55          2,415
                                                     2005      20.55           20.88          3,189
                                                     2006      20.88           21.66          3,134
Western Asset Management U.S. Government
  Division(h)....................................... 2001      14.55           15.07          1,178
                                                     2002      15.07           16.07          3,843
                                                     2003      16.07           16.13          3,166
                                                     2004      16.13           16.41          2,998
                                                     2005      16.41           16.49          3,099
                                                     2006      16.49           16.96          2,936

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF UNITS
                                                          UNIT VALUE AT                  OUTSTANDING AT
                                                            BEGINNING     UNIT VALUE AT   END OF YEAR
FUND NAME                                            YEAR    OF YEAR       END OF YEAR   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
MetLife Aggressive Allocation Division.............. 2005    $  9.99         $ 11.17            143
                                                     2006      11.17           12.81            628
MetLife Conservative Allocation Division............ 2005       9.99           10.32            188
                                                     2006      10.32           10.93            774
MetLife Conservative to Moderate Allocation
  Division.......................................... 2005       9.99           10.55            824
                                                     2006      10.55           11.44          2,444
MetLife Moderate Allocation Division................ 2005       9.99           10.77          1,278
                                                     2006      10.77           11.93          4,488
MetLife Moderate to Aggressive Allocation
  Division.......................................... 2005       9.99           11.00            653
                                                     2006      11.00           12.44          2,721

----------------
NOTES:

(a)  Inception Date: July 5, 2000.
(b)  Inception Date: March 3, 1997.
(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
(d) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002.
     Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
(e)  Inception Date: November 9, 1998.
(f)  Inception Date: May 1, 2002.
(g) The assets of Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003.
     Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
(h)  Inception Date: May 1, 2001.
(i) The assets in The Met/Putnam Voyager Division merged into the Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Division is no longer available.
(j)  The investment division with the name FI Mid Cap
     Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
(k)  Inception Date: May 1, 2004.
(l) The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors
     Trust Division.
(m)  Inception Date: May 1, 2005.
(n)  Inception Date: May 1, 2006.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/ TRUST                        LEGAL NAME OF PORTFOLIO SERIES                       MARKETING NAME
------------------                    --------------------------------------       --------------------------------------
AMERICAN FUNDS INSURANCE SERIES                     Bond Fund                             American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES          Global Small Capitalization Fund               American Funds Global Small
                                                                                            Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES                 Growth-Income Fund                   American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES                    Growth Fund                           American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.           FI International Stock Portfolio             FI International Stock Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.                FI Large Cap Portfolio                 FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.          FI Mid Cap Opportunities Portfolio           FI Mid Cap Opportunities Portfolio
                                                                                                 (Fidelity)
METROPOLITAN SERIES FUND, INC.              FI Value Leaders Portfolio             FI Value Leaders Portfolio (Fidelity)

APPENDIX D

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL

RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
COVER PAGE..................................................      1
TABLE OF CONTENTS...........................................      1
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............      2
SERVICES....................................................      2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED
  ANNUITIES AND INCOME ANNUITIES............................      2
EARLY WITHDRAWAL CHARGE.....................................      3
EXPERIENCE FACTOR...........................................      3
VARIABLE INCOME PAYMENTS....................................      4
INVESTMENT MANAGEMENT FEES..................................      7
ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................     11
VOTING RIGHTS...............................................     12
ERISA.......................................................     13
TAXES.......................................................     14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................    F-1
FINANCIAL STATEMENTS OF METLIFE.............................    F-1